                                                                    EXHIBIT 99.2
                              [NATIONAL CITY LOGO]

                                    UNAUDITED
                              FINANCIAL SUPPLEMENT
                               SEPTEMBER 30, 2004

                                TABLE OF CONTENTS

QUARTERLY AND YEAR-TO-DATE FINANCIAL TRENDS
Consolidated Financial Highlights                                                 4-5
Consolidated Statements of Income                                                   6
Consolidated Period-End Balance Sheets                                              7
Consolidated Average Balance Sheets                                                 8
Selected Average Balances                                                           9
Selected Period-End Balances                                                       10
Securitized Balances                                                               11
Average Balances/Net Interest Income/Rates                                      12-14
Stockholder Data                                                                   15
Capitalization                                                                     16
Noninterest Income                                                                 17
Noninterest Expense                                                                17
Salaries, Benefits, and Other Personnel Expense                                    18
Full-Time Equivalent Employees by Line of Business                                 18
Credit Quality Statistics                                                       19-21
Ten Largest Nonperforming Loans                                                    21
Commercial Loan Industry Concentration                                             21
Consumer and Small Business Financial Services Performance Measures                22
Asset Management Performance Measures                                              23
Mortgage Banking Statistics                                                     24-26
First Franklin Loan Origination and Portfolio Statistics                           27
Home Equity Portfolio Statistics                                                   28
Line of Business Results                                                        29-34

MONTHLY FINANCIAL TRENDS
Consolidated Selected Average Balances                                             35
Capitalization                                                                     36
Full-Time Equivalent Employees By Line of Business                                 36
Consumer and Small Business Financial Services Performance Measures                37
Asset Management Performance Measures                                              38
Mortgage Banking Statistics                                                        38
First Franklin Loan Origination and Portfolio Statistics                           39

              FINANCIAL SUPPLEMENT SUMMARY OF PRESENTATION CHANGES

CHANGES TO THIS FINANCIAL SUPPLEMENT ARE AS FOLLOWS:

Activity for Allegiant Bancorp, Inc. (acquired on April 9, 2004) and Provident Financial Group, Inc. (acquired on July 1, 2004) is included in National City Corporation's results from the respective dates of acquisition.

CONSOLIDATED STATEMENTS OF INCOME - PAGE 6

Net income available to common stockholders was added to this section.

CONSOLIDATED PERIOD-END BALANCE SHEETS - PAGE 7, AND CONSOLIDATED AVERAGE BALANCE SHEETS - PAGE 8

Mortgage escrow noninterest bearing and interest bearing replacement reserve and commercial real estate loans held for sale balances acquired in connection with the Provident acquisition were added to these sections. Additionally, balances associated with equipment leased to others, previously included in properties and equipment, are now presented separately in these sections.

SELECTED AVERAGE BALANCES - PAGE 9, AND SELECTED PERIOD-END BALANCES - PAGE 10

Mortgage loans held for sale for Provident PCFS were added to these sections.

SECURITIZED BALANCES - PAGE 11, AND CREDIT QUALITY STATISTICS - PAGE 19

Financial information for the home equity securitizations acquired in connection with the Provident acquisition were added to these sections.

AVERAGE BALANCES/NET INTEREST INCOME/RATES - PAGE 13, AND NONINTEREST INCOME - PAGE 17

Fair value and intangible asset amortization associated with assets and liabilities acquired in the Allegiant and Provident acquisitions is now disclosed in these sections.

CAPITALIZATION - PAGE 16

Secured debt financing balances acquired in connection with the Provident acquisition is now disclosed in this section.

FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS - PAGES 18 AND 36

FTE's for National City Warehouse Resources and Provident PCFS, business units acquired in connection with the Provident acquisition, are now disclosed separately in these sections.

              FINANCIAL SUPPLEMENT SUMMARY OF PRESENTATION CHANGES

MORTGAGE BANKING STATISTICS - PAGES 24-26

Production revenue components for NCMC have been expanded and now include: gain on sale, estimated effect of delayed delivery, hedge results, disallowed valuation adjustments, and other. NCMC retail, wholesale originations, and origination percentages for refinancings, government, and adjustable rate loans were updated to include all mortgages originated through the NCMC production channel, including home equity. NCMC portfolio loan originations were added to reconcile total NCMC originations to NCMC loans originated for sale. NCMC loan sales have been broken out into the following components: loans sold servicing retained and loans sold servicing released. Servicing portfolio additions contained in the servicing rollforward have been updated to reflect NCMC loans sold servicing retained for the period. Refinance and adjustable rate loan percentages for First Franklin originated loans were added to this section.

LINE OF BUSINESS RESULTS - PAGE 31

Net income results for National City Warehouse Resources and Provident PCFS have been combined into an "Other" category and are disclosed as a separate business unit within National Consumer Finance. These business units were acquired in connection with the acquisition of Provident.

CONSOLIDATED SELECTED AVERAGE BALANCES - MONTHLY FINANCIAL TRENDS - PAGE 35

Mortgage loans held for sale for Provident PCFS and mortgage escrow noninterest bearing and interest bearing replacement reserves were added to this section.

MORTGAGE BANKING STATISTICS - MONTHLY FINANCIAL TRENDS - PAGE 38

NCMC originations and refinance percentages were updated to reflect all mortgages originated through the NCMC production channel, including home equity. NCMC mortgages originated for portfolio and First Franklin refinance percentages were added to this section. NCMC loans sold servicing retained and servicing released are now disclosed separately in this section.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                      (in millions, except per share data)

                                                                            2004                              2003
                                                                ---------------------------   -------------------------------------
                                                                3RD QTR   2ND QTR   1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                                                -------   -------   -------   -------   -------   -------   -------
EARNINGS

Tax-equivalent interest income                                  $ 1,620   $ 1,402   $ 1,350   $ 1,416   $ 1,554   $ 1,528   $ 1,527
Interest expense                                                    424       335       325       375       403       426       426
                                                                -------   -------   -------   -------   -------   -------   -------
Tax-equivalent net interest income                                1,196     1,067     1,025     1,041     1,151     1,102     1,101
Provision for loan losses                                            99        60        83       148       107       183       200
                                                                -------   -------   -------   -------   -------   -------   -------
Tax-equivalent NII after provision for loan losses                1,097     1,007       942       893     1,044       919       901
Fees and other income                                             1,023       861     1,118       981       484       981     1,103
Securities gains (losses), net                                        3         5         -        10         5        32         -
Noninterest expense                                               1,233     1,075       986     1,045     1,008     1,026     1,009
                                                                -------   -------   -------   -------   -------   -------   -------
Income before taxes and tax-equivalent adjustment                   890       798     1,074       839       525       906       995
Income taxes                                                        292       273       357       288       175       313       344
Tax-equivalent adjustment                                             7         6         7         7         6         7         8
                                                                -------   -------   -------   -------   -------   -------   -------
Net income                                                      $   591   $   519   $   710   $   544   $   344   $   586   $   643
                                                                =======   =======   =======   =======   =======   =======   =======
Effective tax rate                                                 33.2%     34.4%     33.5%     34.6%     33.8%     34.8%     34.8%

PER COMMON SHARE

Net income:
    Basic                                                       $   .88   $   .84   $  1.17   $   .89   $   .56   $   .96   $  1.05
    Diluted                                                         .86       .83      1.16       .88       .56       .94      1.05
Dividends paid                                                      .35       .32       .32       .32       .32      .305      .305
Book value                                                        18.98     16.86     16.25     15.39     14.89     14.72     14.05
Market value (close)                                              38.62     35.01     35.58     33.94     29.46     32.71     27.85
Average shares:
    Basic                                                         663.3     619.1     605.9     607.6     613.6     612.1     611.5
    Diluted                                                       677.1     625.5     612.6     612.7     619.0     618.4     615.6

PERFORMANCE RATIOS

Return on average common equity                                   19.00%    20.13%    29.58%    22.99%    14.87%    26.74%    30.60%
Return on average total equity                                    19.01     20.13     29.58     22.99     14.87     26.74     30.60
Return on average assets                                           1.76      1.80      2.61      1.89      1.10      1.97      2.24
Net interest margin                                                4.04      4.09      4.16      4.03      4.10      4.11      4.21
Efficiency ratio                                                  55.54     55.77     46.03     51.69     61.62     49.27     45.77

CREDIT QUALITY STATISTICS

Net charge-offs                                                 $    99   $    62   $    82   $   151   $   124   $   164   $   171
Provision for loan losses                                            99        60        83       148       107       183       200
Loan loss allowance                                               1,304     1,145     1,126     1,125     1,130     1,147     1,128
Nonperforming assets                                                628       544       606       657       756       818       822
Annualized net charge-offs to average portfolio loans               .41%      .30%      .42%      .76%      .64%      .88%      .95%
Loan loss allowance to period-end portfolio loans                  1.34      1.35      1.41      1.42      1.45      1.51      1.51
Loan loss allowance to nonperforming portfolio loans             259.71    260.76    223.24    204.76    179.61    162.09    162.01
Loan loss allowance (period-end) to annualized net charge-offs   335.00    453.74    340.58    189.04    228.68    174.07    163.10
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                                    .64       .64       .76       .83       .97      1.08      1.10

                                                                                    NINE MONTHS ENDED
                                                                      2002             SEPTEMBER 30,
                                                               ------------------   ---------------
                                                               4TH QTR    3RD QTR    2004     2003
                                                               -------    -------   ------   ------
EARNINGS

Tax-equivalent interest income                                 $ 1,540    $ 1,451   $4,372   $4,609
Interest expense                                                   459        472    1,084    1,255
                                                               -------    -------   ------   ------
Tax-equivalent net interest income                               1,081        979    3,288    3,354
Provision for loan losses                                          159        169      242      490
                                                               -------    -------   ------   ------
Tax-equivalent NII after provision for loan losses                 922        810    3,046    2,864
Fees and other income                                              528        576    3,002    2,568
Securities gains (losses), net                                     (17)         -        8       37
Noninterest expense                                              1,011        870    3,294    3,043
                                                               -------    -------   ------   ------
Income before taxes and tax-equivalent adjustment                  422        516    2,762    2,426
Income taxes                                                       136        161      922      832
Tax-equivalent adjustment                                            6          8       20       21
                                                               -------    -------   ------   ------
Net income                                                     $   280    $   347   $1,820   $1,573
                                                               =======    =======   ======   ======
Effective tax rate                                                32.7%      31.8%    33.6%    34.6%

PER COMMON SHARE

Net income:
    Basic                                                      $   .46    $   .56   $ 2.89   $ 2.57
    Diluted                                                        .46        .56     2.85     2.55
Dividends paid                                                    .305       .305      .99      .93
Book value                                                       13.35      13.25
Market value (close)                                             27.32      28.53
Average shares:
    Basic                                                        611.9      611.6    629.6    612.4
    Diluted                                                      616.0      617.9    638.5    617.7

PERFORMANCE RATIOS

Return on average common equity                                  13.41%     16.79%   22.50%   23.81%
Return on average total equity                                   13.41      16.79    22.51    23.81
Return on average assets                                           .99       1.36     2.03     1.76
Net interest margin                                               4.26       4.34     4.09     4.14
Efficiency ratio                                                 62.80      55.98    52.37    51.38

CREDIT QUALITY STATISTICS

Net charge-offs                                                $   140    $   120   $  243   $  459
Provision for loan losses                                          159        169      242      490
Loan loss allowance                                              1,099      1,080
Nonperforming assets                                               817        852
Annualized net charge-offs to average portfolio loans              .78%       .69%     .38%     .82%
Loan loss allowance to period-end portfolio loans                 1.52       1.52
Loan loss allowance to nonperforming portfolio loans            156.42     144.44
Loan loss allowance (period-end) to annualized net charge-offs  198.04     227.03   402.24   183.92
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                                  1.13       1.20

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                 CONSOLIDATED FINANCIAL HIGHLIGHTS (CONTINUED)
                                ($ in millions)


                                                             2004                                   2003
                                                ------------------------------   -----------------------------------------
                                                 3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                 -------    -------    -------    -------    -------    -------    -------
CAPITAL AND LIQUIDITY RATIOS

Tier 1 capital(1)                                   8.20%      9.03%      9.36%      8.79%      8.11%      8.12%      7.82%
Total risk-based capital(1)                        11.81      13.08      13.67      13.12      12.29      12.39      11.65
Leverage(1)                                         7.38       7.90       8.19       7.43       6.58       6.78       6.55
Period-end equity to assets                         9.16       8.84       8.85       8.19       7.50       7.32       7.31
Period-end tangible common equity to assets(2)      6.72       7.66       7.89       7.24       6.59       6.43       6.39
Average equity to assets                            9.26       8.95       8.83       8.20       7.42       7.38       7.33
Average equity to portfolio loans                  12.97      12.51      12.21      12.05      11.90      11.70      11.65
Average portfolio loans to deposits               115.52     114.03     120.30     116.37     107.50     108.45     110.78
Average portfolio loans to core deposits          141.21     132.75     135.51     133.21     125.80     127.10     130.48
Average portfolio loans to earning assets          80.56      79.24      80.08      75.47      68.82      69.92      69.84
Average securities to earning assets                8.17       6.36       6.62       6.33       5.95       6.89       7.92

AVERAGE BALANCES

Assets                                          $133,474   $115,832   $109,423   $114,466   $123,651   $119,035   $116,318
Portfolio loans                                   95,324     82,863     79,085     77,901     77,064     75,065     73,183
Loans held for sale or securitization             11,861     13,910     12,323     17,680     27,036     24,118     22,524
Securities (at cost)                               9,670      6,646      6,537      6,534      6,667      7,397      8,295
Earning assets                                   118,332    104,567     98,759    103,218    111,984    107,355    104,785
Core deposits                                     67,506     62,420     58,360     58,479     61,258     59,060     56,087
Purchased deposits and funding                    49,907     40,080     38,253     43,267     49,743     47,551     47,740
Common equity                                     12,359     10,370      9,659      9,390      9,171      8,786      8,529
Total equity                                      12,359     10,370      9,659      9,390      9,171      8,786      8,529

PERIOD-END BALANCES

Assets                                          $136,373   $116,970   $111,355   $113,933   $120,958   $123,343   $117,494
Portfolio loans                                   97,439     84,537     79,927     79,279     77,756     75,839     74,933
Loans held for sale or securitization             10,745     12,467     12,478     15,368     23,615     26,796     21,740
Securities (at fair value)                         9,759      6,517      6,881      6,866      6,755      7,377      8,464
Core deposits                                     67,003     61,851     60,030     58,922     58,680     60,727     57,858
Purchased deposits and funding                    52,535     41,473     37,343     41,983     49,010     48,762     46,492
Common equity                                     12,492     10,335      9,854      9,329      9,068      9,030      8,587
Total equity                                      12,492     10,335      9,854      9,329      9,068      9,030      8,587

                                                                       NINE MONTHS ENDED
                                                        2002              SEPTEMBER 30,
                                                -------------------   ------------------
                                                 4TH QTR    3RD QTR     2004       2003
                                                 -------    -------     ----       ----
CAPITAL AND LIQUIDITY RATIOS

Tier 1 capital(1)                                   7.46%      7.74%
Total risk-based capital(1)                        11.37      11.82
Leverage(1)                                         6.39       7.05
Period-end equity to assets                         6.91       7.42
Period-end tangible common equity to assets(2)      6.00       6.43
Average equity to assets                            7.37       8.10       9.03%      7.38%
Average equity to portfolio loans                  11.63      11.87      12.59      11.76
Average portfolio loans to deposits               107.90     112.32     116.45     108.86
Average portfolio loans to core deposits          128.70     131.24     136.65     127.71
Average portfolio loans to earning assets          70.37      76.59      79.99      69.51
Average securities to earning assets                9.36       9.26       7.11       6.89

AVERAGE BALANCES

Assets                                          $112,533   $101,054   $119,627   $119,695
Portfolio loans                                   71,291     68,945     85,792     75,118
Loans held for sale or securitization             19,676     11,851     12,695     24,575
Securities (at cost)                               9,484      8,336      7,625      7,447
Earning assets                                   101,315     90,014    107,260    108,068
Core deposits                                     55,394     52,535     62,780     58,819
Purchased deposits and funding                    45,666     37,413     42,772     48,354
Common equity                                      8,289      8,185     10,802      8,831
Total equity                                       8,289      8,185     10,802      8,831

PERIOD-END BALANCES

Assets                                          $118,021   $109,271
Portfolio loans                                   72,134     71,032
Loans held for sale or securitization             24,501     15,811
Securities (at fair value)                         9,211     10,487
Core deposits                                     56,342     54,428
Purchased deposits and funding                    49,530     43,276
Common equity                                      8,161      8,110
Total equity                                       8,161      8,110

(1) Third quarter 2004 regulatory capital ratios are based upon preliminary data

(2) Excludes goodwill and other intangible assets

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                       CONSOLIDATED STATEMENTS OF INCOME
                    ($ in thousands, except per share data)

                                                                            2004                              2003
                                                        ----------------------------------------  --------------------------
                                                           3RD QTR       2ND QTR       1ST QTR       4TH QTR       3RD QTR
                                                        ------------  ------------   -----------  ------------  ------------
INTEREST INCOME:
 Loans                                                  $  1,478,859  $  1,305,225  $  1,249,107  $  1,319,958  $  1,456,575
 Securities:
  Taxable                                                    103,590        65,332        69,293        67,721        67,650
  Exempt from Federal income taxes                             7,820         8,544         8,199         8,360         8,424
  Dividends                                                    7,528         4,670         4,206         4,504         4,425
 Federal funds sold and security resale agreements             1,668         1,505           729           813           827
 Other investments                                            12,975         9,827        12,404         8,264         9,272
                                                        ------------  ------------  ------------  ------------  ------------
   TOTAL INTEREST INCOME                                   1,612,440     1,395,103     1,343,938     1,409,620     1,547,173

INTEREST EXPENSE:
 Deposits                                                    230,042       201,650       188,545       199,900       213,127
 Federal funds borrowed and security
   repurchase agreements                                      25,778        19,664        18,004        19,797        30,330
 Borrowed funds                                                3,794         3,101         2,958         2,396         2,678
 Long-term debt                                              164,343       110,303       115,804       152,365       157,067
                                                        ------------  ------------  ------------  ------------  ------------
   TOTAL INTEREST EXPENSE                                    423,957       334,718       325,311       374,458       403,202

   NET INTEREST INCOME                                     1,188,483     1,060,385     1,018,627     1,035,162     1,143,971
 Provision for loan losses                                    98,432        60,788        82,507       147,991       107,047
                                                        ------------  ------------  ------------  ------------  ------------
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES     1,090,051       999,597       936,120       887,171     1,036,924

NONINTEREST INCOME:
 Mortgage banking revenue                                    369,765       193,173       579,398       451,252       (26,883)
 Deposit service charges                                     172,526       161,549       147,353       146,265       144,940
 Payment processing revenue                                  132,931       131,944       121,619       134,913       124,517
 Trust and investment management fees                         73,146        79,803        75,576        72,003        72,403
 Card-related fees                                            35,148        37,965        37,130        42,003        41,827
 Brokerage revenue                                            33,476        34,167        32,252        31,400        32,776
 Leasing revenue                                              87,522         5,828         5,776         8,458        10,602
 Other                                                       119,151       216,651       118,454        94,213        84,339
                                                        ------------  ------------  ------------  ------------  ------------
   TOTAL FEES AND OTHER INCOME                             1,023,665       861,080     1,117,558       980,507       484,521
 Securities gains (losses), net                                2,989         5,197           139        10,177         5,398
                                                        ------------  ------------  ------------  ------------  ------------
   TOTAL NONINTEREST INCOME                                1,026,654       866,277     1,117,697       990,684       489,919

NONINTEREST EXPENSE:
 Salaries, benefits, and other personnel                     661,486       594,060       548,891       541,174       571,059
 Equipment                                                    72,955        68,843        66,323        71,928        54,646
 Net occupancy                                                66,044        59,476        59,959        61,229        57,323
 Third-party services                                         82,197        72,346        68,364        88,227        70,739
 Card processing                                              58,969        60,396        57,543        60,379        54,194
 Marketing and public relations                               29,640        29,858        22,260        29,726        22,259
 Leasing expense                                              63,097         1,883         3,637         2,966        (4,861)
 Other                                                       198,386       188,275       159,363       189,775       182,257
                                                        ------------  ------------  ------------  ------------  ------------
   TOTAL NONINTEREST EXPENSE                               1,232,774     1,075,137       986,340     1,045,404     1,007,616

INCOME BEFORE INCOME TAX EXPENSE                             883,931       790,737     1,067,477       832,451       519,227
INCOME TAX EXPENSE                                           293,216       271,691       357,109       288,335       175,590
                                                        ------------  ------------  ------------  ------------  ------------
   NET INCOME                                           $    590,715  $    519,046  $    710,368  $    544,116  $    343,637
                                                        ============  ============  ============  ============  ============
NET INCOME PER COMMON SHARE:
   Basic                                                $        .88  $        .84  $       1.17  $        .89  $        .56
   Diluted                                                       .86           .83          1.16           .88           .56

AVERAGE COMMON SHARES:
   Basic                                                 663,338,716   619,097,523   605,916,791   607,623,840   613,574,321
   Diluted                                               677,143,218   625,476,357   612,596,633   612,711,761   618,968,822

MEMO:
Tax-equivalent net interest income                      $  1,195,824  $  1,066,780  $  1,025,157  $  1,041,905  $  1,150,765
Net income available to common stockholders                  590,322       519,046       710,368       544,116       343,637

                                                                   2003                        2002
                                                        --------------------------  --------------------------
                                                            2ND QTR      1ST QTR       4TH QTR       3RD QTR
                                                        ------------  ------------  ------------  ------------
INTEREST INCOME:
 Loans                                                  $  1,409,904  $  1,398,244  $  1,391,127  $  1,306,486
 Securities:
  Taxable                                                     85,957        96,976       115,690       109,454
  Exempt from Federal income taxes                             8,579         8,564         8,846         9,006
  Dividends                                                    6,283         5,192         9,346         9,008
 Federal funds sold and security resale agreements               612           504           554           464
 Other investments                                             9,698        10,516         7,891         8,506
                                                        ------------  ------------  ------------  ------------
   TOTAL INTEREST INCOME                                   1,521,033     1,519,996     1,533,454     1,442,924

INTEREST EXPENSE:
 Deposits                                                    234,353       244,351       275,853       283,800
 Federal funds borrowed and security
   repurchase agreements                                      40,685        41,585        41,749        34,511
 Borrowed funds                                                4,600         8,998        12,003         7,147
 Long-term debt                                              145,813       131,771       129,768       146,322
                                                        ------------  ------------  ------------  ------------
   TOTAL INTEREST EXPENSE                                    425,451       426,705       459,373       471,780

   NET INTEREST INCOME                                     1,095,582     1,093,291     1,074,081       971,144
 Provision for loan losses                                   183,147       200,233       158,638       169,164
                                                        ------------  ------------  ------------  ------------
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES       912,435       893,058       915,443       801,980

NONINTEREST INCOME:
 Mortgage banking revenue                                    426,924       630,733        44,739       132,983
 Deposit service charges                                     142,126       134,736       136,740       132,270
 Payment processing revenue                                  113,047       105,411       116,976       113,513
 Trust and investment management fees                         77,310        69,359        70,740        73,936
 Card-related fees                                            44,036        41,081        45,744        47,212
 Brokerage revenue                                            33,428        24,476        25,770        24,986
 Leasing revenue                                               7,778        10,259         8,336        10,134
 Other                                                       135,856        87,261        79,103        40,621
                                                        ------------  ------------  ------------  ------------
   TOTAL FEES AND OTHER INCOME                               980,505     1,103,316       528,148       575,655
 Securities gains (losses), net                               31,407           170       (16,630)          157
                                                        ------------  ------------  ------------  ------------
   TOTAL NONINTEREST INCOME                                1,011,912     1,103,486       511,518       575,812

NONINTEREST EXPENSE:
 Salaries, benefits, and other personnel                     542,291       561,162       527,242       448,517
 Equipment                                                    58,618        59,404        59,708        50,921
 Net occupancy                                                56,081        58,356        58,851        56,035
 Third-party services                                         70,838        65,544        71,159        54,671
 Card processing                                              51,194        52,326        54,000        50,963
 Marketing and public relations                               66,272        17,312        19,140        25,402
 Leasing expense                                               5,160        48,853        13,818         8,654
 Other                                                       175,783       145,909       206,729       175,013
                                                        ------------  ------------  ------------  ------------
   TOTAL NONINTEREST EXPENSE                               1,026,237     1,008,866     1,010,647       870,176

INCOME BEFORE INCOME TAX EXPENSE                             898,110       987,678       416,314       507,616
INCOME TAX EXPENSE                                           312,302       344,175       136,242       161,313
                                                        ------------  ------------  ------------  ------------
   NET INCOME                                           $    585,808  $    643,503  $    280,072  $    346,303
                                                        ============  ============  ============  ============
NET INCOME PER COMMON SHARE:
   Basic                                                $        .96  $       1.05  $        .46  $        .56
   Diluted                                                       .94          1.05           .46           .56

AVERAGE COMMON SHARES:
   Basic                                                 612,119,565   611,521,806   611,896,075   611,638,832
   Diluted                                               618,384,192   615,578,784   615,971,640   617,850,460

MEMO:
Tax-equivalent net interest income                      $  1,102,248  $  1,100,728  $  1,081,175  $    978,851
Net income available to common stockholders                  585,808       643,503       280,072       346,302

                                                             NINE MONTHS ENDED
                                                               SEPTEMBER 30,
                                                        --------------------------
                                                            2004           2003
                                                        ------------  ------------
INTEREST INCOME:
 Loans                                                  $  4,033,191  $  4,264,723
 Securities:
  Taxable                                                    238,215       250,583
  Exempt from Federal income taxes                            24,563        25,567
  Dividends                                                   16,404        15,900
 Federal funds sold and security resale agreements             3,902         1,943
 Other investments                                            35,206        29,486
                                                        ------------  ------------
   TOTAL INTEREST INCOME                                   4,351,481     4,588,202

INTEREST EXPENSE:
 Deposits                                                    620,237       691,831
 Federal funds borrowed and security
   repurchase agreements                                      63,446       112,600
 Borrowed funds                                                9,853        16,276
 Long-term debt                                              390,450       434,651
                                                        ------------  ------------
   TOTAL INTEREST EXPENSE                                  1,083,986     1,255,358

   NET INTEREST INCOME                                     3,267,495     3,332,844
 Provision for loan losses                                   241,727       490,427
                                                        ------------  ------------
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES     3,025,768     2,842,417

NONINTEREST INCOME:
 Mortgage banking revenue                                  1,142,336     1,030,774
 Deposit service charges                                     481,428       421,802
 Payment processing revenue                                  386,494       342,975
 Trust and investment management fees                        228,525       219,072
 Card-related fees                                           110,243       126,944
 Brokerage revenue                                            99,895        90,680
 Leasing revenue                                              99,126        28,639
 Other                                                       454,256       307,456
                                                        ------------  ------------
   TOTAL FEES AND OTHER INCOME                             3,002,303     2,568,342
 Securities gains (losses), net                                8,325        36,975
                                                        ------------  ------------
   TOTAL NONINTEREST INCOME                                3,010,628     2,605,317

NONINTEREST EXPENSE:
 Salaries, benefits, and other personnel                   1,804,437     1,674,512
 Equipment                                                   208,121       172,668
 Net occupancy                                               185,479       171,760
 Third-party services                                        222,907       207,121
 Card processing                                             176,908       157,714
 Marketing and public relations                               81,758       105,843
 Leasing expense                                              68,617        49,152
 Other                                                       546,024       503,949
                                                        ------------  ------------
   TOTAL NONINTEREST EXPENSE                               3,294,251     3,042,719

INCOME BEFORE INCOME TAX EXPENSE                           2,742,145     2,405,015
INCOME TAX EXPENSE                                           922,016       832,067
                                                        ------------  ------------
   NET INCOME                                           $  1,820,129  $  1,572,948
                                                        ============  ============
NET INCOME PER COMMON SHARE:
   Basic                                                $       2.89  $       2.57
   Diluted                                                      2.85          2.55

AVERAGE COMMON SHARES:
   Basic                                                 629,574,688   612,412,749
   Diluted                                               638,546,781   617,656,351

MEMO:
Tax-equivalent net interest income                      $  3,287,761  $  3,353,741
Net income available to common stockholders                1,819,736     1,572,948

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                       CONSOLIDATED PERIOD-END BALANCE SHEETS
                                ($ IN THOUSANDS)

                                                                              2004
                                                          ---------------------------------------------
                                                              3RD QTR        2ND QTR         1ST QTR
                                                          -------------  --------------   -------------
ASSETS
Cash and demand balances due from banks                   $   3,629,582   $   3,171,945   $   3,386,459
Federal funds sold and security resale agreements               292,554       1,087,481         355,240
Securities available for sale, at fair value                  9,759,041       6,516,742       6,880,816
Other investments                                             1,415,418         568,230         505,183
LOANS HELD FOR SALE OR SECURITIZATION:
  Commercial                                                     16,591          26,249           7,300
  Commercial real estate                                        235,708               -               -
  Mortgage                                                   10,492,391      12,440,540      12,470,720
  Automobile                                                          -               -               -
                                                         --------------   -------------   -------------
    TOTAL LOANS HELD FOR SALE
      OR SECURITIZATION                                      10,744,690      12,466,789      12,478,020
PORTFOLIO LOANS:
  Commercial                                                 25,075,730      19,738,970      19,017,015
  Commercial construction                                     2,894,973       2,284,178       2,188,177
  Real estate - commercial                                   12,024,140      11,014,482       9,893,169
  Real estate - residential                                  30,117,952      28,731,664      27,199,655
  Home equity lines of credit                                17,267,143      13,781,781      12,008,704
  Credit card and other unsecured lines of credit             2,295,173       2,198,703       2,234,590
  Other consumer                                              7,763,934       6,787,488       7,385,938
                                                         --------------   -------------   -------------
    TOTAL PORTFOLIO LOANS                                    97,439,045      84,537,266      79,927,248
  Allowance for loan losses                                  (1,304,386)     (1,144,619)     (1,125,660)
                                                         --------------   -------------   -------------
    NET PORTFOLIO LOANS                                      96,134,659      83,392,647      78,801,588
Properties and equipment                                      1,263,170       1,170,130       1,101,656
Equipment leased to others                                    1,165,681          34,508          39,178
Other real estate owned                                         107,296          95,470          92,331
Mortgage servicing assets                                     1,416,112       1,926,051       1,199,918
Goodwill                                                      3,308,500       1,423,536       1,103,340
Other intangible assets                                         253,800          68,408          56,336
Derivative assets                                             1,210,692         876,243       1,550,552
Accrued income and other assets                               5,671,388       4,171,623       3,804,443
                                                         --------------   -------------   -------------
    TOTAL ASSETS                                         $  136,372,583   $ 116,969,803   $ 111,355,060
                                                         ==============   =============   =============
LIABILITIES
  DEPOSITS:
    Noninterest bearing                                  $   18,339,275   $  17,448,186   $  16,988,347
    NOW and money market accounts                            29,678,397      28,153,616      27,767,329
    Savings accounts                                          2,580,343       2,560,288       2,425,914
    Consumer time                                            16,404,590      13,689,154      12,848,588
                                                         --------------   -------------   -------------
      CORE DEPOSITS                                          67,002,605      61,851,244      60,030,178
    Other                                                     4,794,275       1,278,431         972,734
    Foreign                                                   5,078,531       9,906,414       6,210,322
                                                         --------------   -------------   -------------
      TOTAL DEPOSITS                                         76,875,411      73,036,089      67,213,234
Federal funds borrowed and security
    repurchase agreements                                     6,542,450       5,892,472       9,220,268
Borrowed funds                                                7,627,340       3,903,212       1,381,465
Long-term debt                                               28,492,599      20,492,392      19,557,891
Derivative liabilities                                          633,828         707,349         844,178
Accrued expenses and other liabilities                        3,708,481       2,603,305       3,283,913
                                                         --------------   -------------   -------------
    TOTAL LIABILITIES                                       123,880,109     106,634,819     101,500,949
STOCKHOLDERS' EQUITY
  Preferred stock                                                     -               -               -
  Common stock                                                2,633,092       2,451,521       2,426,239
  Capital surplus                                             3,666,340       1,607,658       1,182,405
  Retained earnings                                           6,105,769       6,234,266       6,176,988
  Accumulated other comprehensive income                         87,273          41,539          68,479
                                                         --------------   -------------   -------------
    TOTAL STOCKHOLDERS' EQUITY                               12,492,474      10,334,984       9,854,111
                                                         --------------   -------------   -------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $  136,372,583   $ 116,969,803   $ 111,355,060
                                                         ==============   =============   =============
COMMON SHARES OUTSTANDING                                   658,272,817     612,880,193     606,559,564

MEMO:
Noninterest bearing mortgage escrow principal and
  interest (P&I) balances                                $    2,405,762   $   2,325,648   $   3,226,351
Noninterest bearing mortgage escrow taxes and
  insurance (T&I) balances                                    1,425,109       1,165,704       1,041,688
Noninterest bearing mortgage escrow replacement reserve
  (NRR) balances                                                101,183               -               -
Interest bearing mortgage escrow replacement reserve
  (IRR) balances                                                122,322               -               -
Noninterest bearing deposits excluding P&I, T&I, and
  NRR balances                                               14,407,221      13,956,834      12,720,308
Core deposits excluding P&I, T&I, NRR, and IRR balances      62,948,229      58,359,892      55,762,139

                                                                       2003                                      2002
                                               ------------------------------------------------------  --------------------------
                                                  4TH QTR      3RD QTR       2ND QTR        1ST QTR       4TH QTR      3RD QTR
                                               ------------  ------------  ------------  ------------  ------------  ------------
ASSETS
Cash and demand balances due from banks        $  3,595,706  $  3,602,298  $  4,042,648  $  3,767,425  $  3,756,426  $  4,106,687
Federal funds sold and security resale
  agreements                                        162,347       131,062        81,574        68,616       136,343        95,895
Securities available for sale, at fair value      6,865,616     6,755,118     7,377,350     8,464,144     9,211,268    10,487,124
Other investments                                   830,887       769,141       842,893       498,148       869,147       761,248
LOANS HELD FOR SALE OR SECURITIZATION:
  Commercial                                         16,300        15,591        12,591        12,591        14,840        27,973
  Commercial real estate                                  -             -             -             -             -             -
  Mortgage                                       14,497,277    23,599,767    26,783,635    21,727,600    24,486,524    15,783,350
  Automobile                                        853,982             -             -             -             -             -
                                               ------------  ------------  ------------  ------------  ------------  ------------
    TOTAL LOANS HELD FOR SALE
      OR SECURITIZATION                          15,367,559    23,615,358    26,796,226    21,740,191    24,501,364    15,811,323
PORTFOLIO LOANS:
  Commercial                                     19,164,326    20,934,229    21,837,932    22,824,571    22,631,724    24,571,513
  Commercial construction                         2,289,429     2,524,598     2,341,879     2,304,061     2,090,336     1,452,849
  Real estate - commercial                        9,827,877     9,495,261     9,462,072     9,507,893     9,384,851     8,076,473
  Real estate - residential                      27,393,711    24,330,916    23,009,187    21,820,145    19,972,549    16,404,069
  Home equity lines of credit                    10,950,356    10,074,306     9,124,178     8,393,176     8,062,199     7,617,672
  Credit card and other unsecured lines of
    credit                                        2,324,198     2,178,703     2,124,368     2,023,065     2,030,024     1,915,547
  Other consumer                                  7,328,956     8,217,497     7,939,113     8,060,075     7,962,729    10,993,697
                                               ------------  ------------  ------------  ------------  ------------  ------------
    TOTAL PORTFOLIO LOANS                        79,278,853    77,755,510    75,838,729    74,932,986    72,134,412    71,031,820
  Allowance for loan losses                      (1,125,329)   (1,129,633)   (1,147,098)   (1,128,249)   (1,098,588)   (1,079,773)
                                               ------------  ------------  ------------  ------------  ------------  ------------
    NET PORTFOLIO LOANS                          78,153,524    76,625,877    74,691,631    73,804,737    71,035,824    69,952,047
Properties and equipment                          1,085,220     1,066,819     1,048,526       968,220       964,920       942,357
Equipment leased to others                           48,992        59,345        69,067        73,126        89,886       114,653
Other real estate owned                              99,418       110,380       103,685       115,739       114,931       104,587
Mortgage servicing assets                         1,298,417     1,136,987       733,420       813,312       615,193       690,615
Goodwill                                          1,103,340     1,103,271     1,102,799     1,078,281     1,078,281     1,078,281
Other intangible assets                              62,475        68,631        74,502        69,193        74,573        79,438
Derivative assets                                 1,349,259     1,785,967     1,819,917     1,469,869     1,468,381     1,048,665
Accrued income and other assets                   3,910,700     4,127,733     4,558,351     4,563,255     4,104,853     3,998,227
                                               ------------  ------------  ------------  ------------  ------------  ------------
    TOTAL ASSETS                               $113,933,460  $120,957,987  $123,342,589  $117,494,256  $118,021,390  $109,271,147
                                               ============  ============  ============  ============  ============  ============
LIABILITIES
 DEPOSITS:
    Noninterest bearing                        $ 16,585,367  $ 16,828,794  $ 19,238,413  $ 16,878,935  $ 16,156,081  $ 15,616,730
    NOW and money market accounts                26,849,261    26,256,752    25,415,374    24,361,618    23,022,449    21,325,533
    Savings accounts                              2,353,721     2,373,289     2,426,424     2,437,801     2,477,067     2,499,922
    Consumer time                                13,133,909    13,221,476    13,646,875    14,179,957    14,686,005    14,985,661
                                               ------------  ------------  ------------  ------------  ------------  ------------
      CORE DEPOSITS                              58,922,258    58,680,311    60,727,086    57,858,311    56,341,602    54,427,846
    Other                                           924,969     2,731,341     2,440,785     2,945,649     3,403,827     3,128,856
    Foreign                                       4,082,803     8,864,227     3,602,917     5,093,320     5,373,339     3,077,867
                                               ------------  ------------  ------------  ------------  ------------  ------------
      TOTAL DEPOSITS                             63,930,030    70,275,879    66,770,788    65,897,280    65,118,768    60,634,569
Federal funds borrowed and security
    repurchase agreements                         6,693,916     8,637,604    12,112,317    12,744,562     6,528,258     6,068,559
Borrowed funds                                    6,615,460     1,472,746     2,667,925     1,735,932    11,493,909     9,802,372
Long-term debt                                   23,666,292    27,304,153    27,938,252    23,972,172    22,730,295    21,198,090
Derivative liabilities                              875,737     1,246,371     1,416,132       989,625     1,243,544       730,231
Accrued expenses and other liabilities            2,823,354     2,953,390     3,407,266     3,567,522     2,745,559     2,726,994
                                               ------------  ------------  ------------  ------------  ------------  ------------
    TOTAL LIABILITIES                           104,604,789   111,890,143   114,312,680   108,907,093   109,860,333   101,160,815
STOCKHOLDERS' EQUITY
  Preferred stock                                         -             -             -             -             -             -
  Common stock                                    2,423,985     2,436,547     2,453,705     2,443,888     2,445,966     2,448,721
  Capital surplus                                 1,116,279     1,079,072     1,057,467     1,002,194       989,346       982,552
  Retained earnings                               5,723,720     5,502,147     5,484,430     5,085,060     4,658,565     4,591,280
  Accumulated other comprehensive income             64,687        50,078        34,307        56,021        67,180        87,779
                                               ------------  ------------  ------------  ------------  ------------  ------------
    TOTAL STOCKHOLDERS' EQUITY                    9,328,671     9,067,844     9,029,909     8,587,163     8,161,057     8,110,332
                                               ------------  ------------  ------------  ------------  ------------  ------------
    TOTAL LIABILITIES AND STOCKHOLDERS'
      EQUITY                                   $113,933,460  $120,957,987  $123,342,589  $117,494,256  $118,021,390  $109,271,147
                                               ============  ============  ============  ============  ============  ============
COMMON SHARES OUTSTANDING                       605,996,120   609,136,762   613,426,098   610,971,942   611,491,359   612,180,011

MEMO:
Noninterest bearing mortgage escrow
 principal and interest (P&I) balances         $  2,394,020  $  2,993,448  $  4,759,275  $  3,577,713
Noninterest bearing mortgage escrow taxes
 and insurance (T&I) balances                       860,045     1,018,593       928,275       801,459
Noninterest bearing mortgage escrow
 replacement reserve (NRR) balances                       -             -             -             -
Interest bearing mortgage escrow replacement
 reserve (IRR) balances                                   -             -             -             -
Noninterest bearing deposits excluding P&I,
 T&I, and NRR balances                           13,331,302    12,816,753    13,550,863    12,499,763
Core deposits excluding P&I, T&I, NRR, and
 IRR balances                                    55,668,193    54,668,270    55,039,536    53,479,139

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                       CONSOLIDATED AVERAGE BALANCE SHEETS
                                ($ IN MILLIONS)

                                                           2004                                  2003
                                              -------------------------------  -------------------------------------------
                                              3RD QTR     2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                              -------    ---------  ---------  ---------  ---------  ---------  ----------
ASSETS
EARNING ASSETS:
  PORTFOLIO LOANS:
    Commercial                                $  24,784  $  19,531  $  18,860  $  20,022  $  21,152  $  22,001  $   22,415
    Commercial construction                       2,815      2,270      2,245      2,445      2,425      2,318       2,181
    Real estate - commercial                     11,993     10,821      9,819      9,587      9,450      9,475       9,420
    Real estate - residential                    29,639     27,981     27,076     25,564     24,088     22,469      21,025
    Home equity lines of credit                  16,247     12,819     11,396     10,410      9,612      8,761       8,152
    Credit card and other unsecured lines of
      credit                                      2,281      2,232      2,283      2,330      2,170      2,084       2,033
    Other consumer                                7,565      7,209      7,406      7,543      8,167      7,957       7,957
                                              ---------  ---------  ---------  ---------  ---------  ---------  ----------
      TOTAL PORTFOLIO LOANS                      95,324     82,863     79,085     77,901     77,064     75,065      73,183
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                       61         21         13         13         13         13          14
    Commercial real estate                          328          -          -          -          -          -           -
    Mortgage                                     11,472     13,889     11,780     17,060     27,023     24,105      22,510
    Automobile                                        -          -        530        607          -          -           -
      TOTAL LOANS HELD FOR SALE OR
                                              ---------  ---------  ---------  ---------  ---------  ---------  ----------
        SECURITIZATION                           11,861     13,910     12,323     17,680     27,036     24,118      22,524
  Securities available for sale, at cost          9,670      6,646      6,537      6,534      6,667      7,397       8,295
  Federal funds sold and security resale
    agreements                                      284        530        260        275        272        142         118
  Other investments                               1,193        618        554        828        945        633         665
                                              ---------  ---------  ---------  ---------  ---------  ---------  ----------
      TOTAL EARNING ASSETS                      118,332    104,567     98,759    103,218    111,984    107,355     104,785
Allowance for loan losses                        (1,309)    (1,143)    (1,124)    (1,125)    (1,144)    (1,127)     (1,101)
Fair value appreciation of securities
  available for sale                                 82        138        220        201        202        302         324
Cash and demand balances due from banks           3,354      3,088      3,015      3,173      3,554      3,465       3,376
Properties and equipment                          1,259      1,158      1,090      1,083      1,059        987         969
Equipment leased to others                        1,248         37         44         57         68         73          81
Other real estate owned                             112         93         98        105        107        110         115
Mortgage servicing assets                         1,842      1,593      1,341      1,271      1,225        801         762
Goodwill                                          3,315      1,403      1,103      1,103      1,103      1,084       1,078
Other intangible assets                             225         72         59         65         71         69          72
Derivative assets                                   330        573        783        854        544      1,077         935
Accrued income and other assets                   4,684      4,253      4,035      4,461      4,878      4,839       4,922
                                              ---------  ---------  ---------  ---------  ---------  ---------  ----------
    TOTAL ASSETS                              $ 133,474  $ 115,832  $ 109,423  $ 114,466  $ 123,651  $ 119,035  $  116,318
                                              =========  =========  =========  =========  =========  =========  ==========
LIABILITIES
DEPOSITS:
  Noninterest bearing                         $  18,731  $  17,756  $  15,658  $  16,089  $  19,408  $  17,596  $   15,689
  NOW and money market accounts                  29,778     28,614     27,325     26,845     26,091     25,045      23,489
  Savings accounts                                2,679      2,576      2,369      2,367      2,422      2,447       2,458
  Consumer time                                  16,318     13,474     13,008     13,178     13,337     13,972      14,451
                                              ---------  ---------  ---------  ---------  ---------  ---------  ----------
    CORE DEPOSITS                                67,506     62,420     58,360     58,479     61,258     59,060      56,087
  Brokered retail CDs                             4,373        531        499        836      2,502      2,601       2,871
  Other                                             828        567        359        369        739        606         499
  Foreign                                         9,809      9,150      6,520      7,260      7,186      6,950       6,602
                                              ---------  ---------  ---------  ---------  ---------  ---------  ----------
    TOTAL DEPOSITS                               82,516     72,668     65,738     66,944     71,685     69,217      66,059
Federal funds borrowed and security
   repurchase agreements                          8,033      8,254      7,942      8,754     10,660     11,953      12,306
Borrowed funds                                    1,120      1,547      1,594        992      1,087      1,527       2,636
Long-term debt                                   25,744     20,031     21,339     25,056     27,569     23,914      22,826
Derivative liabilities                              364        343        435        431        511        680         574
Accrued expenses and other liabilities            3,338      2,619      2,716      2,899      2,968      2,958       3,388
                                              ---------  ---------  ---------  ---------  ---------  ---------  ----------
    TOTAL LIABILITIES                           121,115    105,462     99,764    105,076    114,480    110,249     107,789
STOCKHOLDERS' EQUITY
  Preferred                                           -          -          -          -          -          -           -
  Common                                         12,359     10,370      9,659      9,390      9,171      8,786       8,529
                                              ---------  ---------  ---------  ---------  ---------  ---------  ----------
    TOTAL STOCKHOLDERS' EQUITY                   12,359     10,370      9,659      9,390      9,171      8,786       8,529
                                              ---------  ---------  ---------  ---------  ---------  ---------  ----------
    TOTAL LIABILITIES AND STOCKHOLDERS'
      EQUITY                                  $ 133,474  $ 115,832  $ 109,423  $ 114,466  $ 123,651  $ 119,035  $  116,318
                                              =========  =========  =========  =========  =========  =========  ==========

MEMO:
Noninterest bearing mortgage escrow
  principal and interest (P&I) balances       $   2,777  $   3,596  $   2,471  $   2,646  $   5,738  $   4,692  $    3,457
Noninterest bearing mortgage escrow taxes
  and insurance (T&I) balances                    1,417      1,152        976      1,048      1,050        957         761
Noninterest bearing mortgage escrow
  replacement reserve (NRR) balances                 94          -          -          -          -          -           -
Interest bearing mortgage escrow replacement
  reserve (IRR) balances                            119          -          -          -          -          -           -
Noninterest bearing deposits excluding P&I,
  T&I, and NRR balances                          14,443     13,008     12,211     12,395     12,620     11,947      11,471
Core deposits excluding P&I, T&I, NRR, and
  IRR balances                                   63,099     57,672     54,913     54,785     54,470     53,411      51,869

                                                                    NINE MONTHS ENDED
                                                      2002              SEPTEMBER 30,
                                              --------------------  --------------------
                                               4TH QTR    3RD QTR      2004      2003
                                              --------   ---------  ---------  ---------
ASSETS
EARNING ASSETS:
  PORTFOLIO LOANS:
    Commercial                                $  23,696  $  23,466  $  21,073  $  21,851
    Commercial construction                       1,628      1,397      2,445      2,309
    Real estate - commercial                      8,383      8,037     10,881      9,448
    Real estate - residential                    16,717     15,895     28,238     22,539
    Home equity lines of credit                   7,857      7,316     13,498      8,847
    Credit card and other unsecured lines of
      credit                                      1,958      1,910      2,265      2,096
    Other consumer                               11,052     10,924      7,392      8,028
                                              ---------  ---------  ---------  ---------
      TOTAL PORTFOLIO LOANS                      71,291     68,945     85,792     75,118
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                       21         18         32         13
    Commercial real estate                            -          -        110          -
    Mortgage                                     19,655     11,833     12,377     24,562
    Automobile                                        -          -        176          -
      TOTAL LOANS HELD FOR SALE OR
                                              ---------  ---------  ---------  ---------
        SECURITIZATION                           19,676     11,851     12,695     24,575
  Securities available for sale, at cost          9,484      8,336      7,625      7,447
  Federal funds sold and security resale
    agreements                                      117         87        358        178
  Other investments                                 747        795        790        750
                                              ---------  ---------  ---------  ---------
      TOTAL EARNING ASSETS                      101,315     90,014    107,260    108,068
Allowance for loan losses                        (1,079)    (1,031)    (1,192)    (1,124)
Fair value appreciation of securities
  available for sale                                318        299        146        276
Cash and demand balances due from banks           3,458      3,126      3,153      3,466
Properties and equipment                            960        950      1,169      1,068
Equipment leased to others                          109        117        446         74
Other real estate owned                             110         97        101        111
Mortgage servicing assets                           774      1,052      1,592        931
Goodwill                                          1,078      1,078      1,946      1,089
Other intangible assets                              77         81        119         70
Derivative assets                                   860        739        561        851
Accrued income and other assets                   4,553      4,532      4,326      4,815
                                              ---------  ---------  ---------  ---------
    TOTAL ASSETS                              $ 112,533  $ 101,054  $ 119,627  $ 119,695
                                              =========  =========  =========  =========
LIABILITIES
DEPOSITS:
  Noninterest bearing                         $  15,710  $  13,864  $  17,387  $  17,578
  NOW and money market accounts                  22,385     21,006     28,577     24,884
  Savings accounts                                2,488      2,543      2,542      2,442
  Consumer time                                  14,811     15,122     14,274     13,915
                                              ---------  ---------  ---------  ---------
    CORE DEPOSITS                                55,394     52,535     62,780     58,819
  Brokered retail CDs                             2,870      2,500      1,810      2,657
  Other                                             545        565        585        616
  Foreign                                         7,264      5,781      8,498      6,915
                                              ---------  ---------  ---------  ---------
    TOTAL DEPOSITS                               66,073     61,381     73,673     69,007
Federal funds borrowed and security
   repurchase agreements                         10,643      7,798      8,076     11,634
Borrowed funds                                    3,169      1,784      1,420      1,746
Long-term debt                                   21,175     18,985     22,383     24,786
Derivative liabilities                              547        459        381        588
Accrued expenses and other liabilities            2,637      2,462      2,892      3,103
                                              ---------  ---------  ---------  ---------
    TOTAL LIABILITIES                           104,244     92,869    108,825    110,864
STOCKHOLDERS' EQUITY
  Preferred                                           -          -          -          -
  Common                                          8,289      8,185     10,802      8,831
                                              ---------  ---------  ---------  ---------
    TOTAL STOCKHOLDERS' EQUITY                    8,289      8,185     10,802      8,831
                                              ---------  ---------  ---------  ---------
    TOTAL LIABILITIES AND STOCKHOLDERS'
      EQUITY                                  $ 112,533  $ 101,054  $ 119,627  $ 119,695
                                              =========  =========  =========  =========

MEMO:
Noninterest bearing mortgage escrow
  principal and interest (P&I) balances       $   3,444  $   2,090  $   2,948  $   4,638
Noninterest bearing mortgage escrow taxes
  and insurance (T&I) balances                      791        824      1,182        924
Noninterest bearing mortgage escrow
  replacement reserve (NRR) balances                  -          -         32          -
Interest bearing mortgage escrow replacement
  reserve (IRR) balances                              -          -         40          -
Noninterest bearing deposits excluding P&I,
  T&I, and NRR balances                          11,475     10,950     13,225     12,016
Core deposits excluding P&I, T&I, NRR, and
  IRR balances                                   51,159     49,621     58,578     53,257

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                           SELECTED AVERAGE BALANCES
                                ($ in millions)


                                                                 2004                               2003
                                                      ---------------------------   -------------------------------------
                                                      3RD QTR   2ND QTR   1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                                      ---------------------------   -------------------------------------
AVERAGE MORTGAGE LOANS HELD FOR SALE

National City Mortgage Co.                            $ 8,892   $11,304   $10,146   $15,355   $25,933   $23,079   $21,685
First Franklin                                          2,483     2,520     1,634     1,388     1,080     1,026       825
National City Home Loan Services (formerly Altegra)         4        65         -       317        10         -         -
Provident PCFS                                             93         -         -         -         -         -         -
                                                      -------   -------   -------   -------   -------   -------   -------
     TOTAL MORTGAGE LOANS HELD FOR SALE               $11,472   $13,889   $11,780   $17,060   $27,023   $24,105   $22,510
                                                      =======   =======   =======   =======   =======   =======   =======
SELECTED AVERAGE PORTFOLIO LOAN BALANCES

ALTEGRA NONCONFORMING (1)
   Altegra/Loan Zone originated loans                 $   133   $   236   $   473   $   845   $ 1,621   $ 1,799   $ 1,982

NATIONAL HOME EQUITY(1)
   Home equity lines of credit                        $ 7,993   $ 6,207   $ 5,017   $ 4,250   $ 3,527   $ 2,949   $ 2,481
   Installment loans (real estate-residential)          1,550     1,445     1,386     1,282     1,104     1,003       951
                                                      -------   -------   -------   -------   -------   -------   -------
     TOTAL NATIONAL HOME EQUITY                       $ 9,543   $ 7,652   $ 6,403   $ 5,532   $ 4,631   $ 3,952   $ 3,432
                                                      =======   =======   =======   =======   =======   =======   =======
CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT(2)
   Credit card                                        $   996   $   997   $ 1,084   $ 1,071   $ 1,026   $   958   $   932
   Personal lines of credit                               545       513       502       586       481       477       478
   Business lines of credit                               740       722       697       673       663       649       623
                                                      -------   -------   -------   -------   -------   -------   -------
     TOTAL CREDIT CARD AND OTHER UNSECURED LINES OF
       CREDIT                                         $ 2,281   $ 2,232   $ 2,283   $ 2,330   $ 2,170   $ 2,084   $ 2,033
                                                      =======   =======   =======   =======   =======   =======   =======

                                                                             NINE MONTHS ENDED
                                                               2002            SEPTEMBER 30,
                                                         -----------------   -----------------
                                                         4TH QTR   3RD QTR    2004      2003
                                                         -----------------   -----------------
AVERAGE MORTGAGE LOANS HELD FOR SALE

National City Mortgage Co.                               $18,896   $11,483   $10,111   $23,580
First Franklin                                               759       350     2,212       979
National City Home Loan Services (formerly Altegra)            -         -        23         3
Provident PCFS                                                 -         -        31         -
                                                         -------   -------   -------   -------
     TOTAL MORTGAGE LOANS HELD FOR SALE                  $19,655   $11,833   $12,377   $24,562
                                                         =======   =======   =======   =======
SELECTED AVERAGE PORTFOLIO LOAN BALANCES

ALTEGRA NONCONFORMING (1)
   Altegra/Loan Zone originated loans                    $ 2,182   $ 2,401   $   225   $ 1,800

NATIONAL HOME EQUITY(1)
   Home equity lines of credit                           $ 2,090   $ 1,700   $ 6,411   $ 2,989
   Installment loans (real estate-residential)               942       974     1,461     1,020
                                                         -------   -------   -------   -------
     TOTAL NATIONAL HOME EQUITY                          $ 3,032   $ 2,674   $ 7,872   $ 4,009
                                                         =======   =======   =======   =======
CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT(2)
   Credit card                                           $   879   $   846   $ 1,025   $   972
   Personal lines of credit                                  483       483       520       479
   Business lines of credit                                  596       581       720       645
                                                         -------   -------   -------   -------
     TOTAL CREDIT CARD AND OTHER UNSECURED LINES OF
       CREDIT                                            $ 1,958   $ 1,910   $ 2,265   $ 2,096
                                                         =======   =======   =======   =======

(1) Represents a division under the National Consumer Finance line of business

(2) Represents the consolidated credit card and other unsecured lines of credit portfolio

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                          SELECTED PERIOD-END BALANCES
                                ($ IN MILLIONS)

                                                                2004                                      2003
                                                  --------------------------------    --------------------------------------------
                                                   3RD QTR    2ND QTR      1ST QTR     4TH QTR     3RD QTR    2ND QTR      1ST QTR
                                                  --------    --------    --------    --------    --------    --------    --------
MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION

  National City Mortgage Co.                      $  8,802    $  9,751    $ 10,631    $ 12,755    $ 21,463    $ 25,810    $ 20,958
  First Franklin                                     1,521       2,687       1,840       1,742       1,187         974         770
  National City Home Loan Services
    (formerly Altegra)                                 121           3           -           -         950           -           -
  Provident PCFS                                        48           -           -           -           -           -           -
                                                  --------    --------    --------    --------    --------    --------    --------
  TOTAL MORTGAGE LOANS HELD FOR SALE OR
    SECURITIZATION                                $ 10,492    $ 12,441    $ 12,471    $ 14,497    $ 23,600    $ 26,784    $ 21,728
                                                  ========    ========    ========    ========    ========    ========    ========

BANK STOCK FUND

Cost basis of equity investments                  $    187    $    157    $     38    $      7    $     33    $     36    $    237
Unrealized gains (losses), net                          13          12           4           1           6           8         (11)
                                                  --------    --------    --------    --------    --------    --------    --------
  FAIR VALUE OF INVESTMENTS                       $    200    $    169    $     42    $      8    $     39    $     44    $    226
                                                  ========    ========    ========    ========    ========    ========    ========
INTANGIBLE ASSETS

Goodwill                                          $  3,309    $  1,424    $  1,103    $  1,103    $  1,103    $  1,103    $  1,078
Core deposit intangibles                               161          24          12          15          18          22          25
Credit card intangibles                                  2           2           3           3           3           3           4
Other intangibles                                       90          42          42          45          48          49          40
                                                  ========    ========    ========    ========    ========    ========    ========
  TOTAL INTANGIBLE ASSETS                         $  3,562    $  1,492    $  1,160    $  1,166    $  1,172    $  1,177    $  1,147
                                                  ========    ========    ========    ========    ========    ========    ========

MEMO:

Holding company investment in subsidiaries        $ 13,900    $ 10,739    $ 10,958    $ 10,251    $ 10,016    $ 10,381    $ 10,432
Holding company intangible assets                      126          60          59          59          59          59          59
Double leverage ratio (1)                             1.12 x      1.04 x      1.12 x      1.11 x      1.11 x      1.16 x      1.22 x

PRINCIPAL INVESTMENTS(2)

TYPE OF INVESTMENT:
  Direct investments in public entities                  -           -    $      1           -           -    $      1    $      1
  Direct investments in nonpublic entities        $    344    $    323         288    $    300    $    308         324         328
  Indirect investments (fund)                          351         314         296         295         286         284         264
                                                  --------    --------    --------    --------    --------    --------    --------
     TOTAL INVESTMENTS                            $    695    $    637    $    585    $    595    $    594    $    609    $    593
                                                  ========    ========    ========    ========    ========    ========    ========
TYPE OF SECURITY:
  Common stock                                    $     61    $     42    $     25    $     23    $     25    $     20    $     15
  Convertible debt and preferred stock                  67          69          67          59          61          62          57
  Investments in partnerships, funds and other
    equity instruments                                 409         371         355         356         352         357         348
  Mezzanine (subordinated) debt                        158         155         138         157         156         170         173
                                                  --------    --------    --------    --------    --------    --------    --------
     TOTAL INVESTMENTS                            $    695    $    637    $    585    $    595    $    594    $    609    $    593
                                                  ========    ========    ========    ========    ========    ========    ========
MEMO:
Commitments to fund principal investments         $    238    $    256    $    241    $    227    $    253    $    232    $    240

                                                            2002
                                                    ---------------------
                                                     4TH QTR      3RD QTR
                                                    --------     --------
MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION

  National City Mortgage Co.                        $ 23,559     $ 14,988
  First Franklin                                         928          795
  National City Home Loan Services
    (formerly Altegra)                                     -            -
  Provident PCFS                                           -            -
                                                    --------     --------
  TOTAL MORTGAGE LOANS HELD FOR SALE OR
    SECURITIZATION                                  $ 24,487     $ 15,783
                                                    ========     ========
BANK STOCK FUND

Cost basis of equity investments                    $     75     $    257
Unrealized gains (losses), net                            (4)         (40)
                                                    --------     --------
  FAIR VALUE OF INVESTMENTS                         $     71     $    217
                                                    ========     ========
INTANGIBLE ASSETS

Goodwill                                            $  1,078     $  1,078
Core deposit intangibles                                  28           31
Credit card intangibles                                    4            5
Other intangibles                                         43           44
                                                    ========     ========
  TOTAL INTANGIBLE ASSETS                           $  1,153     $  1,158
                                                    ========     ========

MEMO:

Holding company investment in subsidiaries          $  9,789     $  9,425
Holding company intangible assets                         59           59
Double leverage ratio (1)                               1.21 x       1.17 x

PRINCIPAL INVESTMENTS(2)

TYPE OF INVESTMENT:
  Direct investments in public entities                    -            -
  Direct investments in nonpublic entities          $    317     $    318
  Indirect investments (fund)                            255          249
                                                    --------     --------
     TOTAL INVESTMENTS                              $    572     $    567
                                                    ========     ========
TYPE OF SECURITY:
  Common stock                                      $     15     $     15
  Convertible debt and preferred stock                    58           63
  Investments in partnerships, funds and other
    equity instruments                                   335          329
  Mezzanine (subordinated) debt                          164          160
                                                    --------     --------
     TOTAL INVESTMENTS                              $    572     $    567
                                                    ========     ========
MEMO:
Commitments to fund principal investments           $    242     $    252

(1) Holding company investment in subsidiaries and intangible assets divided by consolidated equity

(2) Includes equity and mezzanine capital investments in nonpublic and public entities made by National City Equity Partners and National City Capital Corp., which are within the Wholesale Banking line of business. Principal investments exclude investments held in the Bank Stock Fund.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                              SECURITIZED BALANCES
                                ($ in millions)

                                                           2004                             2003
                                                 -------------------------  ----------------------------------
                                                 3RD QTR  2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR
                                                 -------  -------  -------  -------  -------  -------  -------
CREDIT CARD LOANS

MANAGED CREDIT CARD LOANS:

  Average balances:
     Loans held in portfolio                     $   996  $   997  $ 1,084  $ 1,071  $ 1,026  $   958  $   932
     Loans held for securitization                     -        -        -        -        -        -        -
     Loans securitized                             1,450    1,450    1,450    1,450    1,450    1,450    1,450
                                                 -------  -------  -------  -------  -------  -------  -------
        TOTAL AVERAGE MANAGED CREDIT CARD LOANS  $ 2,446  $ 2,447  $ 2,534  $ 2,521  $ 2,476  $ 2,408  $ 2,382
                                                 =======  =======  =======  =======  =======  =======  =======
  End of period balances:
     Loans held in portfolio                     $   971  $   950  $ 1,024  $ 1,136  $ 1,030  $   988  $   916
     Loans held for securitization                     -        -        -        -        -        -        -
     Loans securitized                             1,450    1,450    1,450    1,450    1,450    1,450    1,450
                                                 -------  -------  -------  -------  -------  -------  -------
        TOTAL MANAGED CREDIT CARD LOANS          $ 2,421  $ 2,400  $ 2,474  $ 2,586  $ 2,480  $ 2,438  $ 2,366
                                                 =======  =======  =======  =======  =======  =======  =======
AUTOMOBILE LOANS(1)

MANAGED AUTOMOBILE LOANS(2):

  Average balances:
     Loans held in portfolio                     $ 2,830  $ 2,860  $ 2,657  $ 3,270  $ 3,896  $ 3,727  $ 3,578
     Loans held for securitization                     -        -      530      607        -        -        -
     Loans securitized                             1,051    1,196    1,012      530      610      698      791
                                                 -------  -------  -------  -------  -------  -------  -------
        TOTAL AVERAGE MANAGED AUTOMOBILE LOANS   $ 3,881  $ 4,056  $ 4,199  $ 4,407  $ 4,506  $ 4,425  $ 4,369
                                                 =======  =======  =======  =======  =======  =======  =======
  End of period balances:
     Loans held in portfolio                     $ 2,910  $ 2,861  $ 2,834  $ 2,958  $ 3,900  $ 3,808  $ 3,581
     Loans held for securitization                     -        -        -      854        -        -        -
     Loans securitized                             1,002    1,128    1,265      495      568      654      745
                                                 -------  -------  -------  -------  -------  -------  -------
        TOTAL MANAGED AUTOMOBILE LOANS           $ 3,912  $ 3,989  $ 4,099  $ 4,307  $ 4,468  $ 4,462  $ 4,326
                                                 =======  =======  =======  =======  =======  =======  =======
HOME EQUITY LOANS(3)

MANAGED HOME EQUITY LOANS:

  Average balances:
     Loans held in portfolio                     $21,773
     Loans held for securitization                     -
     Loans securitized                                80
                                                 -------
        TOTAL AVERAGE MANAGED HOME EQUITY LOANS  $21,853
                                                 =======
  End of period balances:
     Loans held in portfolio                     $22,921
     Loans held for securitization                     -
     Loans securitized                                76
                                                 -------
        TOTAL MANAGED HOME EQUITY LOANS          $22,997
                                                 =======

                                                                     NINE MONTHS ENDED
                                                         2002          SEPTEMBER 30,
                                                   ----------------- -----------------
                                                   4TH QTR  3RD QTR   2004     2003
                                                   -------  -------   ----     ----
CREDIT CARD LOANS

MANAGED CREDIT CARD LOANS:

  Average balances:
     Loans held in portfolio                       $   879  $   846  $ 1,025  $   972
     Loans held for securitization                       -        -        -        -
     Loans securitized                               1,450    1,450    1,450    1,450
                                                   -------  -------  -------  -------
        TOTAL AVERAGE MANAGED CREDIT CARD LOANS    $ 2,329  $ 2,296  $ 2,475  $ 2,422
                                                   =======  =======  =======  =======
  End of period balances:
     Loans held in portfolio                       $   950  $   839
     Loans held for securitization                       -        -
     Loans securitized                               1,450    1,450
                                                   -------  -------
        TOTAL MANAGED CREDIT CARD LOANS            $ 2,400  $ 2,289
                                                   =======  =======
AUTOMOBILE LOANS(1)

MANAGED AUTOMOBILE LOANS(2):

  Average balances:

     Loans held in portfolio                       $ 3,579  $ 3,446  $ 2,778  $ 3,735
     Loans held for securitization                       -        -      176        -
     Loans securitized                                 877      969    1,091      699
                                                   -------  -------  -------  -------
        TOTAL AVERAGE MANAGED AUTOMOBILE LOANS     $ 4,456  $ 4,415  $ 4,045  $ 4,434
                                                   =======  =======  =======  =======
  End of period balances:
     Loans held in portfolio                       $ 3,566  $ 3,525
     Loans held for securitization                       -        -
     Loans securitized                                 834      924
                                                   -------  -------
        TOTAL MANAGED AUTOMOBILE LOANS             $ 4,400  $ 4,449
                                                   =======  =======
HOME EQUITY LOANS(3)

MANAGED HOME EQUITY LOANS:

  Average balances:

     Loans held in portfolio                                         $18,751
     Loans held for securitization                                         -
     Loans securitized                                                    27
                                                                     -------
        TOTAL AVERAGE MANAGED HOME EQUITY LOANS                      $18,778
                                                                     =======
  End of period balances:
     Loans held in portfolio
     Loans held for securitization
     Loans securitized

        TOTAL MANAGED HOME EQUITY LOANS

(1) In February 2004, the Corporation sold through securitization $890 million of indirect prime automobile loans

(2)   Represents managed portfolio of indirect prime automobile loans

(3) Securitization acquired in the Provident acquisition. Represents managed portfolio of prime home equity lines of credit and prime home equity installment loans

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   AVERAGE BALANCES/NET INTEREST INCOME/RATES
                                ($ in millions)

                                                                        2004                                  2003
                                                            -----------------------------  -----------------------------------------
                                                            3RD QTR    2ND QTR    1ST QTR   4TH QTR    3RD QTR   2ND QTR   1ST QTR
                                                            -------    -------    -------   -------    -------   -------   -------
AVERAGE BALANCES

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                            $  24,845 $  19,552  $  18,873  $  20,035  $  21,165 $  22,014 $  22,429
     Commercial construction                                   2,815     2,270      2,245      2,445      2,425     2,318     2,181
     Real estate - commercial                                 12,321    10,821      9,819      9,587      9,450     9,475     9,420
     Real estate - residential                                41,111    41,870     38,856     42,624     51,111    46,574    43,535
     Home equity lines of credit                              16,247    12,819     11,396     10,410      9,612     8,761     8,152
     Credit card and other unsecured lines of credit           2,281     2,232      2,283      2,330      2,170     2,084     2,033
     Other consumer                                            7,565     7,209      7,936      8,150      8,167     7,957     7,957
                                                           --------- ---------  ---------  ---------  --------- --------- ---------
       Total loans                                           107,185    96,773     91,408     95,581    104,100    99,183    95,707
  Securities available for sale, at cost:
     Taxable                                                   9,023     5,979      5,879      5,860      5,988     6,721     7,650
     Tax-exempt                                                  647       667        658        674        679       676       645
                                                           --------- ---------  ---------  ---------  --------- --------- ---------
       Total securities available for sale                     9,670     6,646      6,537      6,534      6,667     7,397     8,295
  Federal funds sold, security resale agreements, and
     other investments                                         1,477     1,148        814      1,103      1,217       775       783
                                                           --------- ---------  ---------  ---------  --------- --------- ---------
  Total earning assets                                       118,332   104,567     98,759    103,218    111,984   107,355   104,785
  Allowance for loan losses                                   (1,309)   (1,143)    (1,124)    (1,125)    (1,144)   (1,127)   (1,101)
  Fair value appreciation of securities available for sale        82       138        220        201        202       302       324
  Nonearning assets                                           16,369    12,270     11,568     12,172     12,609    12,505    12,310
                                                           --------- ---------  ---------  ---------  --------- --------- ---------
TOTAL ASSETS                                               $ 133,474 $ 115,832  $ 109,423  $ 114,466  $ 123,651 $ 119,035 $ 116,318
                                                           ========= =========  =========  =========  ========= ========= =========
LIABILITIES AND STOCKHOLDERS' EQUITY
  Interest bearing liabilities:
     NOW and money market accounts                         $  29,778 $  28,614  $  27,325  $  26,845  $  26,091 $  25,045 $  23,489
     Savings accounts                                          2,679     2,576      2,369      2,367      2,422     2,447     2,458
     Consumer time deposits                                   16,318    13,474     13,008     13,178     13,337    13,972    14,451
     Other deposits                                            5,201     1,098        858      1,205      3,241     3,207     3,370
     Foreign deposits                                          9,809     9,150      6,520      7,260      7,186     6,950     6,602
     Federal funds borrowed                                    5,156     5,548      4,996      5,765      7,632     9,054     9,171
     Security repurchase agreements                            2,877     2,706      2,946      2,989      3,028     2,899     3,135
     Borrowed funds                                            1,120     1,547      1,594        992      1,087     1,527     2,636
     Long-term debt                                           25,744    20,031     21,339     25,056     27,569    23,914    22,826
                                                           --------- ---------  ---------  ---------  --------- --------- ---------
  Total interest bearing liabilities                          98,682    84,744     80,955     85,657     91,593    89,015    88,138
  Noninterest bearing deposits                                18,731    17,756     15,658     16,089     19,408    17,596    15,689
  Accrued interest and other liabilities                       3,702     2,962      3,151      3,330      3,479     3,638     3,962
                                                           --------- ---------  ---------  ---------  --------- --------- ---------
  TOTAL LIABILITIES                                          121,115   105,462     99,764    105,076    114,480   110,249   107,789
  TOTAL STOCKHOLDERS' EQUITY                                  12,359    10,370      9,659      9,390      9,171     8,786     8,529
                                                           --------- ---------  ---------  ---------  --------- --------- ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $ 133,474 $ 115,832  $ 109,423  $ 114,466  $ 123,651 $ 119,035 $ 116,318
                                                           ========= =========  =========  =========  ========= ========= =========
MEMO:
Interest bearing core deposits                             $  48,775 $  44,664  $  42,702  $  42,390  $  41,850 $  41,464 $  40,398
Interest bearing total deposits                               63,785    54,912     50,080     50,855     52,277    51,621    50,370
Borrowed funding and long-term debt                           34,897    29,832     30,875     34,802     39,316    37,394    37,768

                                                                                   NINE MONTHS ENDED
                                                                    2002             SEPTEMBER 30,
                                                             ------------------    ------------------
                                                             4TH QTR    3RD QTR     2004       2003
                                                             -------    -------     ----       ----
AVERAGE BALANCES

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                             $  23,717  $  23,484  $  21,105  $  21,864
     Commercial construction                                    1,628      1,397      2,445      2,309
     Real estate - commercial                                   8,383      8,037     10,991      9,448
     Real estate - residential                                 36,372     27,728     40,615     47,101
     Home equity lines of credit                                7,857      7,316     13,498      8,847
     Credit card and other unsecured lines of credit            1,958      1,910      2,265      2,096
     Other consumer                                            11,052     10,924      7,568      8,028
                                                            ---------  ---------  ---------  ---------
       Total loans                                             90,967     80,796     98,487     99,693
  Securities available for sale, at cost:
     Taxable                                                    8,825      7,668      6,968      6,780
     Tax-exempt                                                   659        668        657        667
                                                            ---------  ---------  ---------  ---------
       Total securities available for sale                      9,484      8,336      7,625      7,447
  Federal funds sold, security resale agreements, and
     other investments                                            864        882      1,148        928
                                                            ---------  ---------  ---------  ---------
  Total earning assets                                        101,315     90,014    107,260    108,068
  Allowance for loan losses                                    (1,079)    (1,031)    (1,192)    (1,124)
  Fair value appreciation of securities available for sale        318        299        146        276
  Nonearning assets                                            11,979     11,772     13,413     12,475
                                                            ---------  ---------  ---------  ---------
TOTAL ASSETS                                                $ 112,533  $ 101,054  $ 119,627  $ 119,695
                                                            =========  =========  =========  =========
LIABILITIES AND STOCKHOLDERS' EQUITY
  Interest bearing liabilities:
     NOW and money market accounts                          $  22,385  $  21,006  $  28,577  $  24,884
     Savings accounts                                           2,488      2,543      2,542      2,442
     Consumer time deposits                                    14,811     15,122     14,274     13,915
     Other deposits                                             3,415      3,065      2,395      3,273
     Foreign deposits                                           7,264      5,781      8,498      6,915
     Federal funds borrowed                                     7,297      4,482      5,233      8,613
     Security repurchase agreements                             3,346      3,316      2,843      3,021
     Borrowed funds                                             3,169      1,784      1,420      1,746
     Long-term debt                                            21,175     18,985     22,383     24,786
                                                            ---------  ---------  ---------  ---------
  Total interest bearing liabilities                           85,350     76,084     88,165     89,595
  Noninterest bearing deposits                                 15,710     13,864     17,387     17,578
  Accrued interest and other liabilities                        3,184      2,921      3,273      3,691
                                                            ---------  ---------  ---------  ---------
  TOTAL LIABILITIES                                           104,244     92,869    108,825    110,864
  TOTAL STOCKHOLDERS' EQUITY                                    8,289      8,185     10,802      8,831
                                                            ---------  ---------  ---------  ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $ 112,533  $ 101,054  $ 119,627  $ 119,695
                                                            =========  =========  =========  =========
MEMO:
Interest bearing core deposits                              $  39,684  $  38,671  $  45,393  $  41,241
Interest bearing total deposits                                50,363     47,517     56,286     51,429
Borrowed funding and long-term debt                            34,987     28,567     31,879     38,166

(1)   Includes loans held for sale or securitization

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
             AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)
                                ($ in millions)

                                                                       2004                          2003
                                                           --------------------------  ----------------------------------
                                                           3RD QTR   2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR
                                                           -------   -------  -------  -------  -------  -------  -------
INTEREST

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                            $   273   $   179  $   175  $   183  $   198  $   217  $   220
     Commercial construction                                    33        24       24       25       27       26       25
     Real estate - commercial                                  173       151      143      144      146      146      145
     Real estate - residential                                 664       656      608      683      807      744      730
     Home equity lines of credit                               169       138      123      103       99       95       89
     Credit card and other unsecured lines of credit            46        45       47       45       43       41       44
     Other consumer                                            124       115      131      138      140      143      148
                                                           -------   -------  -------  -------  -------  -------  -------
       Total loans                                           1,482     1,308    1,251    1,321    1,460    1,412    1,401
  Securities available for sale, at cost:
     Taxable                                                   111        70       74       73       71       93      102
     Tax-exempt                                                 12        13       12       12       13       13       13
                                                           -------   -------  -------  -------  -------  -------  -------
       Total securities available for sale                     123        83       86       85       84      106      115
  Federal funds sold, security resale agreements, and
     other investments                                          15        11       13       10       10       10       11
                                                           -------   -------  -------  -------  -------  -------  -------
  TOTAL EARNING ASSETS                                     $ 1,620   $ 1,402  $ 1,350  $ 1,416  $ 1,554  $ 1,528  $ 1,527
                                                           =======   =======  =======  =======  =======  =======  =======
LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                         $    61   $    57  $    57  $    59  $    63  $    67  $    68
     Savings accounts                                            3         2        2        2        3        3        3
     Consumer time deposits                                    114       117      112      118      120      131      137
     Other deposits                                             19         4        2        4        8       10       12
     Foreign deposits                                           34        22       15       17       19       25       23
     Federal funds borrowed                                     20        16       14       16       27       35       36
     Security repurchase agreements                              5         4        4        4        4        5        6
     Borrowed funds                                              4         3        3        2        2        5        9
     Long-term debt                                            164       110      116      153      157      145      132
                                                           -------   -------  -------  -------  -------  -------  -------
  TOTAL INTEREST BEARING LIABILITIES                       $   424   $   335  $   325  $   375  $   403  $   426  $   426
                                                           =======   =======  =======  =======  =======  =======  =======
TAX-EQUIVALENT NET INTEREST INCOME                         $ 1,196   $ 1,067  $ 1,025  $ 1,041  $ 1,151  $ 1,102  $ 1,101
                                                           =======   =======  =======  =======  =======  =======  =======
MEMO:
Interest bearing core deposits                             $   178   $   176  $   171  $   179  $   186  $   201  $   208
Interest bearing total deposits                                231       202      188      200      213      236      243
Borrowed funding and long-term debt                            193       133      137      175      190      190      183

Amortization of fair value adjustments included above(2):
     Loans                                                ($    13)        -        -        -        -        -        -
     Deposits                                                  (34)        -        -        -        -        -        -
     Long-term debt                                            (20)        -        -        -        -        -        -

                                                                                NINE MONTHS ENDED
                                                                   2002          SEPTEMBER 30,
                                                             ----------------  -----------------
                                                             4TH QTR  3RD QTR   2004      2003
                                                             -------  -------   ----      ----
INTEREST

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                              $   262  $   281  $   627   $   635
     Commercial construction                                      22       20       81        78
     Real estate - commercial                                    136      133      467       437
     Real estate - residential                                   606      507    1,928     2,281
     Home equity lines of credit                                  98       92      430       283
     Credit card and other unsecured lines of credit              43       44      138       128
     Other consumer                                              227      232      370       431
                                                             -------  -------  -------   -------
       Total loans                                             1,394    1,309    4,041     4,273
  Securities available for sale, at cost:
     Taxable                                                     124      119      255       266
     Tax-exempt                                                   13       14       37        39
                                                             -------  -------  -------   -------
       Total securities available for sale                       137      133      292       305
  Federal funds sold, security resale agreements, and
     other investments                                             9        9       39        31
                                                             -------  -------  -------   -------
  TOTAL EARNING ASSETS                                       $ 1,540  $ 1,451  $ 4,372   $ 4,609
                                                             =======  =======  =======   =======
LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                           $    77  $    78  $   175   $   198
     Savings accounts                                              5        5        7         9
     Consumer time deposits                                      149      160      343       388
     Other deposits                                               15       15       25        30
     Foreign deposits                                             30       27       71        67
     Federal funds borrowed                                       34       25       50        98
     Security repurchase agreements                                8        9       13        15
     Borrowed funds                                               12        7       10        16
     Long-term debt                                              129      146      390       434
                                                             -------  -------  -------   -------
  TOTAL INTEREST BEARING LIABILITIES                         $   459  $   472  $ 1,084   $ 1,255
                                                             =======  =======  =======   =======
TAX-EQUIVALENT NET INTEREST INCOME                           $ 1,081  $   979  $ 3,288   $ 3,354
                                                             =======  =======  =======   =======
MEMO:
Interest bearing core deposits                               $   231  $   243  $   525   $   595
Interest bearing total deposits                                  276      285      621       692
Borrowed funding and long-term debt                              183      187      463       563

Amortization of fair value adjustments included above(2):
     Loans                                                         -        - ($    13)        -
     Deposits                                                      -        -      (34)        -
     Long-term debt                                                -        -      (20)        -

(1)   Includes loans held for sale or securitization

(2) Fair value adjustments recognized under the purchase method of accounting in connection with the Allegiant and Provident acquisitions

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
             AVERAGE BALANCES/NET INTEREST INCOME/RATES (CONTINUED)
                                ($ in millions)

                                                                          2004                          2003
                                                              --------------------------  ----------------------------------
                                                              3RD QTR   2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR
                                                              -------   -------  -------  -------  -------  -------  -------
RATES

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                                 4.36%    3.69%    3.72%     3.63%     3.73%     3.94%    3.97%
     Commercial construction                                    4.64     4.34     4.30      4.07      4.48      4.49     4.65
     Real estate - commercial                                   5.58     5.61     5.87      5.99      6.10      6.18     6.25
     Real estate - residential                                  6.47     6.26     6.26      6.41      6.31      6.39     6.71
     Home equity lines of credit                                4.16     4.29     4.33      3.97      4.11      4.36     4.36
     Credit card and other unsecured lines of credit            8.16     8.02     8.30      7.57      7.81      8.06     8.68
     Other consumer                                             6.51     6.43     6.62      6.76      6.79      7.19     7.55
                                                                ----     ----     ----      ----      ----      ----     ----
       Total loans                                              5.52     5.42     5.49      5.52      5.59      5.70     5.89
  Securities available for sale, at cost:
     Taxable                                                    4.92     4.69     5.01      4.92      4.81      5.47     5.37
     Tax-exempt                                                 7.28     7.62     7.53      7.50      7.50      7.68     8.06
                                                                ----     ----     ----      ----      ----      ----     ----
       Total securities available for sale                      5.08     4.98     5.26      5.19      5.08      5.68     5.58
  Federal funds sold, security resale agreements, and
     other investments                                          3.94     3.97     6.49      3.26      3.29      5.33     5.71
                                                                ----     ----     ----      ----      ----      ----     ----
  TOTAL EARNING ASSETS                                          5.46     5.37     5.48      5.47      5.53      5.70     5.86
                                                                ====     ====     ====      ====      ====      ====     ====
LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                               .82      .80      .83       .88       .96      1.07     1.18
     Savings accounts                                            .34      .35      .35       .36       .39       .46      .58
     Consumer time deposits                                     2.78     3.50     3.47      3.55      3.58      3.74     3.86
     Other deposits                                             1.46     1.13     1.13      1.07      1.05      1.26     1.42
     Foreign deposits                                           1.35      .98      .94       .94      1.05      1.42     1.42
     Federal funds borrowed                                     1.56     1.15     1.13      1.09      1.37      1.57     1.59
     Security repurchase agreements                              .77      .56      .55       .53       .53       .71      .73
     Borrowed funds                                             1.35      .81      .75       .96       .98      1.21     1.38
     Long-term debt                                             2.54     2.21     2.18      2.42      2.26      2.44     2.33
                                                                ----     ----     ----      ----      ----      ----     ----
  TOTAL INTEREST BEARING LIABILITIES                            1.71     1.59     1.62      1.74      1.75      1.92     1.96
                                                                ====     ====     ====      ====      ====      ====     ====
NET INTEREST SPREAD                                             3.75     3.78     3.86      3.73      3.78      3.78     3.90
Contribution of noninterest bearing sources of funds             .29      .31      .30       .30       .32       .33      .31
                                                                ----     ----     ----      ----      ----      ----     ----
NET INTEREST MARGIN                                             4.04%    4.09%    4.16%     4.03%     4.10%     4.11%    4.21%
                                                                ====     ====     ====      ====      ====      ====     ====
MEMO:
Interest bearing core deposits                                  1.45%    1.59%    1.61%     1.68%     1.76%     1.93%    2.10%
Interest bearing total deposits                                 1.43     1.48     1.51      1.56      1.62      1.82     1.97
Borrowed funding and long-term debt                             2.21     1.79     1.78      1.99      1.92      2.05     1.95

                                                                                     NINE MONTHS ENDED
                                                                     2002              SEPTEMBER 30,
                                                              ------------------     -----------------
                                                              4TH QTR    3RD QTR      2004        2003
                                                              -------    -------      ----        ----
RATES

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                                  4.39%      4.75%      3.97%      3.88%
     Commercial construction                                     5.29       5.77       4.44       4.53
     Real estate - commercial                                    6.46       6.57       5.68       6.18
     Real estate - residential                                   6.66       7.31       6.33       6.46
     Home equity lines of credit                                 4.97       5.04       4.24       4.27
     Credit card and other unsecured lines of credit             8.53       9.20       8.16       8.17
     Other consumer                                              8.16       8.44       6.52       7.17
                                                                 ----       ----       ----       ----
       Total loans                                               6.10       6.46       5.47       5.72
  Securities available for sale, at cost:
     Taxable                                                     5.67       6.18       4.87       5.24
     Tax-exempt                                                  8.14       8.15       7.48       7.74
                                                                 ----       ----       ----       ----
       Total securities available for sale                       5.84       6.33       5.10       5.47
  Federal funds sold, security resale agreements, and
     other investments                                           3.88       4.03       4.55       4.53
                                                                 ----       ----       ----       ----
  TOTAL EARNING ASSETS                                           6.06       6.42       5.44       5.69
                                                                 ====       ====       ====       ====
LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                               1.37       1.47        .82       1.06
     Savings accounts                                             .71        .80        .35        .48
     Consumer time deposits                                      4.00       4.16       3.21       3.73
     Other deposits                                              1.73       1.89       1.37       1.25
     Foreign deposits                                            1.62       1.87       1.11       1.29
     Federal funds borrowed                                      1.83       2.25       1.28       1.52
     Security repurchase agreements                               .95       1.08        .63        .66
     Borrowed funds                                              1.50       1.59        .93       1.25
     Long-term debt                                              2.44       3.06       2.33       2.34
                                                                 ----       ----       ----       ----
  TOTAL INTEREST BEARING LIABILITIES                             2.14       2.46       1.64       1.87
                                                                 ====       ====       ====       ====
NET INTEREST SPREAD                                              3.92       3.96       3.80       3.82
Contribution of noninterest bearing sources of funds              .34        .38        .29        .32
                                                                 ----       ----       ----       ----
NET INTEREST MARGIN                                              4.26%      4.34%      4.09%      4.14%
                                                                 ====       ====       ====       ====
MEMO:
Interest bearing core deposits                                   2.31%      2.48%      1.54%      1.93%
Interest bearing total deposits                                  2.17       2.37       1.47       1.80
Borrowed funding and long-term debt                              2.08       2.61       1.94       1.97

(1)   Includes loans held for sale or securitization

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                                STOCKHOLDER DATA
                     ($ in millions, except per share data)


                                                                         2004                              2003
                                                           ------------------------------   ------------------------------------
                                                           3RD QTR      2ND QTR   1ST QTR   4TH QTR  3RD QTR   2ND QTR   1ST QTR
                                                           -------      -------   -------   -------  -------   -------   -------
Per common share:
  Basic net income                                        $    .88     $    .84  $   1.17  $    .89  $    .56 $    .96  $   1.05
  Diluted net income                                           .86          .83      1.16       .88       .56      .94      1.05
  Trailing four quarters basic net income                     3.78         3.46      3.58      3.46      3.03     3.03      2.69
  Trailing four quarters diluted net income                   3.73         3.43      3.54      3.43      3.01     3.01      2.67
  Dividends declared                                           .35          .32       .32       .32       .32     .305      .305
  Dividends paid                                               .35          .32       .32       .32       .32     .305      .305
Dividend payout ratio(1)                                     40.70%       38.55%    27.59%    36.36%    57.14%   32.45%    29.05%
Dividend yield (annualized)(2)                                3.63         3.66      3.60      3.77      4.34     3.73      4.38
P/E ratio(3)                                               10.35 x        10.21x    10.05x     9.90x     9.79x   10.87x    10.43x

Common dividends declared                                 $  235.0     $  199.4  $  194.5  $  195.3  $  196.5 $  186.4  $  186.6
Preferred dividends declared                                    .4            -         -         -         -        -         -

Common dividends paid                                        235.0        199.4     194.5     195.3     196.5    186.4     186.6
Preferred dividends paid                                        .4            -         -         -         -        -         -

Shares outstanding(4):
  Average basic                                            663,339      619,098   605,917   607,624   613,574  612,120   611,522
  Average diluted                                          677,143      625,476   612,597   612,712   618,969  618,384   615,579
  Ending common                                            658,273      612,880   606,560   605,996   609,137  613,426   610,972

Common stock price:
  High                                                    $  39.35     $  36.10  $  37.10  $  34.44  $  34.56 $  34.97  $  29.45
  Low                                                        34.35        32.60     32.14     29.46     29.03    27.72     26.53
  Close                                                      38.62        35.01     35.58     33.94     29.46    32.71     27.85

Book value per common share                               $  18.98     $  16.86  $  16.25  $  15.39  $  14.89 $  14.72  $  14.05
Tangible book value per common share                         13.57        14.43     14.33     13.47     12.96    12.80     12.18
Other comprehensive income per share                           .13          .07       .11       .11       .08      .06       .09

Market to book value                                         203.5%       207.7%    219.0%    220.5%    197.9%   222.2%    198.2%

Market capitalization of common stock                     $ 25,422     $ 21,457  $ 21,581  $ 20,568  $ 17,945 $ 20,065  $ 17,016

                                                                                                               Nine Months Ended
                                                                            2002                                 SEPTEMBER 30,
                                                                  -------------------------                 ----------------------
                                                                  4TH QTR           3RD QTR                2004               2003
                                                                  -------           -------                ----               ----
Per common share:
  Basic net income                                               $    .46          $    .56             $   2.89           $   2.57
  Diluted net income                                                  .46               .56                 2.85               2.55
  Trailing four quarters basic net income                            2.37              2.58
  Trailing four quarters diluted net income                          2.35              2.55
  Dividends declared                                                 .305              .305                  .99                .93
  Dividends paid                                                     .305              .305                  .99                .93
Dividend payout ratio(1)                                            66.30%            54.46%               34.74%             36.47%
Dividend yield (annualized)(2)                                       4.47              4.28
P/E ratio(3)                                                        11.63x            11.19x

Common dividends declared                                        $  186.7          $  186.5             $  628.9           $  569.5
Preferred dividends declared                                            -                 -                   .4                  -

Common dividends paid                                               186.7             186.5                628.9              569.5
Preferred dividends paid                                                -                 -                   .4                  -

Shares outstanding(4):
  Average basic                                                   611,896           611,639              629,575            612,413
  Average diluted                                                 615,972           617,850              638,547            617,656
  Ending common                                                   611,491           612,180

Common stock price:
  High                                                           $  29.82          $  33.49             $  39.35           $  34.97
  Low                                                               24.60             25.58                32.14              26.53
  Close                                                             27.32             28.53

Book value per common share                                      $  13.35          $  13.25
Tangible book value per common share                                11.46             11.36
Other comprehensive income per share                                  .11               .14

Market to book value                                                204.6%            215.3%

Market capitalization of common stock                            $ 16,706          $ 17,465

(1)   Dividend declared divided by diluted net income per common share

(2)   Dividend declared (annualized) divided by quarter-end stock price

(3) Quarter-end stock price divided by trailing-four-quarters diluted net income per common share

(4)   In thousands

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                          CAPITALIZATION (Period End)
                      (In millions, except per share data)

                                                                         2004                                 2003
                                                             -----------------------------   --------------------------------------
                                                              3RD QTR   2ND QTR   1ST QTR    4TH QTR    3RD QTR   2ND QTR   1ST QTR
                                                             --------   -------   -------    -------    -------   -------   -------
LONG-TERM DEBT AND BORROWED FUNDS
LONG-TERM DEBT:
Holding company debt:
  Senior notes                                               $    566   $   476   $   499    $   295    $   297   $   304   $   295
  Subordinated debt                                             1,381     1,513     1,597      1,969      1,986     2,041     1,991
  Junior subordinated debentures owed to
    unconsolidated subsidiary trusts                              609       249       186        186        186         -         -
  Other                                                             3         1         2          2          2         2         3
                                                             --------   -------   -------    -------    -------   -------   -------
    Total holding company debt                                  2,559     2,239     2,284      2,452      2,471     2,347     2,289
Subsidiary debt:
  Subordinated debt                                             2,091     2,012     2,117      2,080      2,101     2,168     1,785
  Senior bank notes                                            17,987    12,360    11,489     15,266     18,732    19,239    15,716
  Capital securities                                                -         -         -          -          -       180       180
  FHLB advances                                                 4,965     3,881     3,668      3,868      4,000     4,004     4,002
  Secured debt financings                                         891         -         -          -          -         -         -
                                                             --------   -------   -------    -------    -------   -------   -------
    Total subsidiary debt                                      25,934    18,253    17,274     21,214     24,833    25,591    21,683
                                                             --------   -------   -------    -------    -------   -------   -------
  TOTAL LONG-TERM DEBT                                       $ 28,493   $20,492   $19,558    $23,666    $27,304   $27,938   $23,972
                                                             ========   =======   =======    =======    =======   =======   =======
BORROWED FUNDS:
U.S. Treasury demand notes                                   $  6,374   $ 2,986   $   569    $ 5,655    $   847   $ 1,550      $352
Short-term senior bank notes                                      100       100         -          -          -       290       555
Commercial paper and other                                      1,153       817       812        960        626       828       829
                                                             --------   -------   -------    -------    -------   -------   -------
  TOTAL BORROWED FUNDS                                       $  7,627   $ 3,903   $ 1,381    $ 6,615    $ 1,473   $ 2,668   $ 1,736
                                                             ========   =======   =======    =======    =======   =======   =======
STOCKHOLDERS' EQUITY

Preferred                                                           -         -         -          -          -         -         -
Common                                                       $ 12,492   $10,335   $ 9,854    $ 9,329    $ 9,068   $ 9,030   $ 8,587
                                                             --------   -------   -------    -------    -------   -------   -------
  TOTAL STOCKHOLDERS' EQUITY                                 $ 12,492   $10,335   $ 9,854    $ 9,329    $ 9,068   $ 9,030   $ 8,587
                                                             ========   =======   =======    =======    =======   =======   =======
ACCUMULATED OTHER COMPREHENSIVE INCOME,
  NET OF TAX:
SFAS 115 unrealized gain, net                                $    138   $    45      $149    $   132    $   153   $   183   $   191
SFAS 133 unrealized loss, net                                     (51)       (3)      (81)       (67)      (103)     (149)     (135)
                                                             --------   -------   -------    -------    -------   -------   -------
  TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME, NET OF TAX   $     87   $    42   $    68    $    65    $    50   $    34   $    56
                                                             ========   =======   =======    =======    =======   =======   =======
RISK-BASED CAPITAL(1)

Tier 1 capital                                               $  9,578   $ 9,018   $ 8,864    $ 8,420    $ 8,052   $ 7,987   $ 7,536
Total risk-based capital                                       13,793    13,070    12,946     12,561     12,199    12,187    11,220
Risk-weighted assets                                          116,822    99,909    94,709     95,772     99,255    98,335    96,348

Tier 1 capital ratio                                             8.20%     9.03%     9.36%      8.79%      8.11%     8.12%     7.82%
Total risk-based capital ratio                                  11.81     13.08     13.67      13.12      12.29     12.39     11.65
Leverage ratio                                                   7.38      7.90      8.19       7.43       6.58      6.78      6.55

COMMON STOCK REPURCHASE ACTIVITY

Number of common shares repurchased                              16.0       9.0       2.2        4.8        5.3         -       1.4
Average price per share of repurchased common shares         $  36.83   $ 35.06   $ 34.53    $ 32.53    $ 30.10         -   $ 27.24
Total cost                                                   $  589.2   $ 315.9   $  75.4    $ 154.7    $ 160.3         -   $  37.6
Common shares remaining under authorization(2)                   25.0      41.0      50.0       27.8       32.6      37.9      37.9

SELECTED RATIOS AND OTHER

Long-term debt to equity                                       228.08%   198.28%   198.47%    253.69%    301.11%   309.40%   279.16%
Long-term debt to total capitalization                          69.52     66.47     66.50      71.73      75.07     75.57     73.63
Equity to assets                                                 9.16      8.84      8.85       8.19       7.50      7.32      7.31
Common equity to assets                                          9.16      8.84      8.85       8.19       7.50      7.32      7.31
Tangible equity to assets(3)                                     6.72      7.66      7.89       7.24       6.59      6.43      6.39
Tangible common equity to assets(3)                              6.72      7.66      7.89       7.24       6.59      6.43      6.39

Minority interest(4)                                         $    332   $   164   $   157    $   156    $   151   $    73   $    71

                                                                                                            NINE MONTHS ENDED
                                                                              2002                            SEPTEMBER 30,
                                                                     -------------------------          ------------------------
                                                                     4TH QTR           3RD QTR           2004               2003
                                                                     -------           -------           ----               ----
LONG-TERM DEBT AND BORROWED FUNDS
Long-Term Debt:
Holding company debt:
  Senior notes                                                            -                 -
  Subordinated debt                                                $  2,002          $  1,992
  Junior subordinated debentures owed to
  unconsolidated subsidiary trusts                                        -                 -
  Other                                                                   3                13
                                                                   --------          --------
    Total holding company debt                                        2,005             2,005
Subsidiary debt:
  Subordinated debt                                                   1,796             1,782
  Senior bank notes                                                  14,998            13,480
  Capital securities                                                    180               180
  FHLB advances                                                       3,751             3,751
  Secured debt financings                                                 -                 -
                                                                   --------          --------
    Total subsidiary debt                                            20,725            19,193
                                                                   --------          --------
  TOTAL LONG-TERM DEBT                                             $ 22,730          $ 21,198
                                                                   ========          ========
BORROWED FUNDS:
U.S. Treasury demand notes                                         $  8,882          $  8,364
Short-term senior bank notes                                          1,560                 -
Commercial paper and other                                            1,052             1,438
                                                                   --------          --------
  TOTAL BORROWED FUNDS                                             $ 11,494          $  9,802
                                                                   ========          ========
STOCKHOLDERS' EQUITY

Preferred                                                                 -                 -
Common                                                             $  8,161          $  8,110
                                                                   --------          --------
  TOTAL STOCKHOLDERS' EQUITY                                       $  8,161          $  8,110
                                                                   ========          ========
Accumulated Other Comprehensive Income,
  Net of Tax:
SFAS 115 unrealized gain, net                                      $    223          $    221
SFAS 133 unrealized loss, net                                          (156)             (133)
                                                                   --------          --------
  TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME, NET OF TAX         $     67          $     88
                                                                   ========          ========
RISK-BASED CAPITAL(1)

Tier 1 capital                                                     $  7,116          $  7,035
Total risk-based capital                                             10,850            10,749
Risk-weighted assets                                                 95,416            90,939

Tier 1 capital ratio                                                   7.46%             7.74%
Total risk-based capital ratio                                        11.37             11.82
Leverage ratio                                                         6.39              7.05

COMMON STOCK REPURCHASE ACTIVITY

Number of common shares repurchased                                     1.3                 -             27.2                6.7
Average price per share of repurchased common shares               $  25.73                 -           $36.06             $29.51
Total cost                                                         $   32.5                 -           $980.5             $197.9

Common shares remaining under authorization(2)                         14.3              15.6

SELECTED RATIOS AND OTHER

Long-term debt to equity                                             278.52%           261.37%
Long-term debt to total capitalization                                73.58             72.33
Equity to assets                                                       6.91              7.42
Common equity to assets                                                6.91              7.42
Tangible equity to assets(3)                                           6.00              6.43
Tangible common equity to assets(3)                                    6.00              6.43

Minority interest(4)                                               $     70          $     68

(1)   Third quarter 2004 risk-based capital is based upon preliminary data

(2) In February 2004, National City Corporation's Board of Directors authorized the repurchase of up to 50 million shares of issued and outstanding common stock, replacing all previous authorizations

(3)   Excludes goodwill and other intangible assets

(4)   Included in other liabilities on the consolidated balance sheet

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                               NONINTEREST INCOME
                                ($ in millions)


                                                                            2004                             2003
                                                                 ---------------------------  -------------------------------------
                                                                 3RD QTR   2ND QTR   1ST QTR  4TH QTR  3RD QTR   2ND QTR    1ST QTR
                                                                 -------   -------   -------  -------  -------   -------    -------
Mortgage banking revenue                                         $   369    $ 194    $  579    $451     ($ 27)   $   427    $  631
Deposit service charges                                              172      162       147     146       145        142       135
Payment processing revenue                                           132      132       122     135       125        113       105
Trust and investment management fees                                  74       79        76      72        72         78        69
Card-related fees                                                     35       38        37      42        42         44        41
Other service fees                                                    28       29        23      24        28         26        28
Brokerage revenue                                                     34       34        32      31        33         34        24
Leasing revenue                                                       87        6         6       8        11          8        10
Ineffective hedge and other derivative gains, net(1)                   2       35         8      25       (11)        79         7
Principal investment gains (losses), net                              19       17        23       -        17        (16)        6
Student loan sale gains                                                1       15         -       -         1          6         -
Gain on sale of Corporate Trust Bond Administration business           -       65         -       -         -          -         -
Initial gain from the securitization of automobile receivables         -        -         9       -         -          -         -
All other                                                             70       55        56      47        48         40        47
                                                                 -------    -----    ------    ----     -----    -------    ------
  TOTAL FEES AND OTHER INCOME                                      1,023      861     1,118     981       484        981     1,103
Bank stock fund                                                        -        -         -       7         1         32         -
Other securities                                                       3        5         -       3         4          -         -
                                                                 -------    -----    ------    ----     -----    -------    ------
  TOTAL SECURITIES GAINS (LOSSES), NET                                 3        5         -      10         5         32         -
                                                                 -------    -----    ------    ----     -----    -------    ------
    TOTAL NONINTEREST INCOME                                     $ 1,026    $ 866    $1,118    $991     $ 489    $ 1,013    $1,103
                                                                 =======    =====    ======    ====     =====    =======    ======
MEMO:
  Operating lease intangible amortization(2)                    ($    11)

                                                                                        NINE MONTHS ENDED
                                                                         2002              SEPTEMBER 30,
                                                                  ------------------    ----------------
                                                                  4TH QTR    3RD QTR     2004     2003
                                                                  -------    -------     ----     ----
Mortgage banking revenue                                           $  45       $ 133    $1,142   $1,031
Deposit service charges                                              137         132       481      422
Payment processing revenue                                           116         114       386      343
Trust and investment management fees                                  70          74       229      219
Card-related fees                                                     46          47       110      127
Other service fees                                                    26          24        80       82
Brokerage revenue                                                     26          25       100       91
Leasing revenue                                                        8          10        99       29
Ineffective hedge and other derivative gains, net(1)                  12          (1)       45       75
Principal investment gains (losses), net                              (2)        (17)       59        7
Student loan sale gains                                                -           1        16        7
Gain on sale of Corporate Trust Bond Administration business           -           -        65        -
Initial gain from the securitization of automobile receivables         -           -         9        -
All other                                                             44          34       181      135
                                                                   -----       -----    ------   ------
  TOTAL FEES AND OTHER INCOME                                        528         576     3,002    2,568
Bank stock fund                                                      (16)          -         -       33
Other securities                                                      (1)          -         8        4
                                                                   -----       -----    ------   ------
  TOTAL SECURITIES GAINS (LOSSES), NET                               (17)          -         8       37
                                                                   -----       -----    ------   ------
    TOTAL NONINTEREST INCOME                                       $ 511       $ 576    $3,010   $2,605
                                                                   =====       =====    ======   ======
MEMO:
  Operating lease intangible amortization(2)                                           ($   11)

(1) Ineffective hedge and other derivative gains and losses related to mortgage banking activities are included in mortgage banking revenue

(2) Represents amortization of operating lease intangible asset recognized in connection with the acquisition of Provident, included in leasing revenue

                              NONINTEREST EXPENSE
                                ($ in millions)


                                                              2004                                2003
                                                  ---------------------------   ---------------------------------------
                                                  3RD QTR   2ND QTR   1ST QTR   4TH QTR    3RD QTR    2ND QTR   1ST QTR
                                                  -------   -------   -------   -------    -------    -------   -------
Salaries, benefits, and other personnel            $  661    $  594     $549    $  541     $   571     $  542    $  561
Equipment                                              73        69       66        72          55         59        59
Net occupancy                                          66        59       60        61          58         56        58
Third-party services                                   82        73       68        88          71         71        65
Card processing                                        59        60       58        60          54         52        52
Telecommunications                                     21        23       19        22          22         19        21
Marketing and public relations                         30        30       22        30          22         67        17
Leasing expense                                        63         2        4         3          (5)         5        49
Postage                                                22        20       20        19          22         18        20
Travel and entertainment                               22        19       16        19          15         14        13
Supplies                                               17        15       14        16          15         15        13
State and local taxes                                  16        13       15        16          16         14        16
Goodwill and other intangible asset amortization       17         7        6         6           6          6         5
FDIC assessments                                        3         3        2         3           2          3         2
OREO expense, net                                       2         2        2         5           4          6         3
Building lease termination penalty                      -         -        -         -           -          9         -
Impairment, fraud, and other losses, net               20        26       10        24          14         16         9
Loss on commercial paper conduit consolidation          -         -        -         -           -          -         -
All other                                              59        60       55        60          66         54        46
                                                   ------    ------     ----    ------     -------     ------    ------
 TOTAL NONINTEREST EXPENSE                         $1,233    $1,075     $986    $1,045     $ 1,008     $1,026    $1,009
                                                   ======    ======     ====    ======     =======     ======    ======

                                                                          NINE MONTHS ENDED
                                                            2002             SEPTEMBER 30,
                                                     ------------------   ------------------
                                                     4TH QTR    3RD QTR     2004      2003
                                                     -------    -------     ----      ----
Salaries, benefits, and other personnel               $  527      $449     $1,804    $1,674
Equipment                                                 60        51        208       173
Net occupancy                                             59        56        185       172
Third-party services                                      71        55        223       207
Card processing                                           54        51        177       158
Telecommunications                                        22        21         63        62
Marketing and public relations                            19        26         82       106
Leasing expense                                           14         9         69        49
Postage                                                   19        19         62        60
Travel and entertainment                                  18        14         57        42
Supplies                                                  15        13         46        43
State and local taxes                                     15        15         44        46
Goodwill and other intangible asset amortization           6         5         30        17
FDIC assessments                                           4         2          8         7
OREO expense, net                                          8         5          6        13
Building lease termination penalty                         -         -          -         9
Impairment, fraud, and other losses, net                  34        23         56        39
Loss on commercial paper conduit consolidation             -        16          -         -
All other                                                 66        40        174       166
                                                      ------      ----     ------    ------
 TOTAL NONINTEREST EXPENSE                            $1,011      $870     $3,294    $3,043
                                                      ======      ====     ======    ======

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                 SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE
                                 ($ IN MILLIONS)

                                                                                                                   NINE MONTHS ENDED
                                                     2004                        2003                   2002         SEPTEMBER 30,
                                          ------------------------ ------------------------------- --------------- -----------------
                                          3RD QTR 2ND QTR  1ST QTR 4TH QTR 3RD QTR 2ND QTR 1ST QTR 4TH QTR 3RD QTR  2004     2003
                                          ------- -------  ------- ------- ------- ------- ------- ------- ------- ------- ---------
Salaries and wages                          $363   $ 318    $ 313   $ 313   $ 310   $ 303   $ 299   $ 301   $ 294  $  994  $  912
Incentive compensation                       198     210      157     167     264     241     171     230     164     565     676
Deferred personnel costs                     (99)   (104)     (81)   (101)   (145)   (155)   (110)   (125)    (98)   (284)   (410)
Stock-based compensation                      15      12       12      10      10       6       4       4       3      39      20
Payroll taxes                                 37      36       44      28      33      37      43      29      28     117     113
Contract labor                                36      32       19      38      29      23      20      26      16      87      72
Medical and other benefits                    54      48       46      45      42      49      44      36      40     148     135
Defined contribution plans                    18      17       22      13      14      17      23      15      14      57      54
Defined benefit pension plan                   2       3        2      (4)     (4)     (4)     (4)    (12)    (15)      7     (12)
Market valuation adjustments
 on deferred compensation liabilities          4       7        3      19       3      18      (1)      6     (15)     14      20
Severance and other                           33      15       12      13      15       7      72      17      18      60      94
                                            ----   -----    -----   -----   -----    ----   -----   -----   -----  ------  ------
TOTAL SALARIES, BENEFITS, AND OTHER
 PERSONNEL EXPENSE                          $661   $ 594    $ 549   $ 541   $ 571    $542   $ 561   $ 527   $ 449  $1,804  $1,674
                                            ====   =====    =====   =====   =====    ====   =====   =====   =====  ======  ======

             FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

                                                     2004                    2003                    2002
                                          ------------------------- ----------------------- -----------------------
                                          3RD QTR 2ND QTR  1ST QTR  4TH QTR 3RD QTR 2ND QTR 1ST QTR 4TH QTR 3RD QTR
                                          ------- -------  -------  ------- ------- ------- ------- ------- -------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial
   Services                                12,678  12,334   11,996   12,093  11,794  11,450  11,472  11,665  11,626
  Wholesale Banking                         2,261   1,672    1,582    1,562   1,574   1,583   1,739   1,785   1,793
  National City Mortgage Co.(2)             7,657   7,800    7,678    7,852   8,191   8,079   7,492   7,156   6,623
  National Consumer Finance(2)
     First Franklin Financial Corporation   2,481   2,241    2,012    1,943   1,721   1,475   1,399   1,291   1,166
     National City Home Loan Services         326     338      328      357     352     344     362     370     366
     National Home Equity                     415     391      312      311     283     253     230     225     204
     National City Warehouse Resources         63       -        -        -       -       -       -       -       -
     Provident PCFS                           437       -        -        -       -       -       -       -       -
                                           ------  ------   ------   ------  ------  ------  ------  ------  ------
  Total National Consumer Finance           3,722   2,970    2,652    2,611   2,356   2,072   1,991   1,886   1,736
  Asset Management                          1,533   1,511    1,483    1,510   1,505   1,522   1,642   1,733   1,728
  National Processing                       1,608   1,655    1,671    1,693   1,705   1,689   1,761   1,791   1,795

CORPORATE SUPPORT STAFF(3)                  6,933   6,120    5,974    6,010   6,063   6,019   6,536   6,715   6,798
                                           ------  ------   ------   ------  ------  ------  ------  ------  ------
  TOTAL EMPLOYEES                          36,392  34,062   33,036   33,331  33,188  32,414  32,633  32,731  32,099
                                           ======  ======   ======   ======  ======  ======  ======  ======  ======

(1)   Represents period-end, active, full-time equivalent employees

(2) Effective January 1, 2004, National City Mortgage Co. was designated as a separate line of business. See page 28 of the Line of Business Results section for further details of this reporting change

(3) Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            CREDIT QUALITY STATISTICS
                                 ($ IN MILLIONS)

                                                                                                                  NINE MONTHS ENDED
                                             2004                           2003                       2002         SEPTEMBER 30,
                                   -------------------------  ----------------------------------  --------------- -----------------
                                   3RD QTR  2ND QTR  1ST QTR  4TH QTR 3RD QTR  2ND QTR   1ST QTR  4TH QTR 3RD QTR    2004    2003
                                   -------  -------  -------  ------- -------  -------   -------  ------- -------   ------  ------
LOAN LOSS ALLOWANCE

Beginning loan loss allowance      $1,145   $1,126    $1,125  $1,130   $1,147   $1,128    $1,099  $1,080   $1,030   $1,125  $1,099
Provision                              99       60        83     148      107      183       200     159      169      242     490
Allowance related to loans
  acquired, sold, or securitized      159       21         -      (2)       -        -         -       -        1      180       -
Charge-offs:
  Commercial                           63       17        30      81       43      100       104      74       66      110     247
  Commercial construction               2        -         -       1        1        1         -       -        1        2       2
  Real estate - commercial              6        7         2      13       10        5         3       5        6       15      18
  Real estate - residential            30       34        28      32       48       31        41      26       16       92     120
  Home equity lines of credit           6        7         6       6        6        6         6       7        4       19      18
  Credit card and other unsecured
   lines of credit                     26       27        31      27       24       25        22      21       21       84      71
  Other consumer                       24       25        27      29       27       30        35      41       37       76      92
                                   ------   ------    ------  ------   ------   ------    ------  ------   ------   ------  ------
Total charge-offs                     157      117       124     189      159      198       211     174      151      398     568
                                   ------   ------    ------  ------   ------   ------    ------  ------   ------   ------  ------
Recoveries:
  Commercial                           22       23        14      13        9       11        11      12        9       59      31
  Commercial construction               -        -         -       -        -        -         -       -        -        -       -
  Real estate - commercial              3        4         3       3        1        -         1       1        2       10       2
  Real estate - residential            18       14        10      10       11        6        10       5        1       42      27
  Home equity lines of credit           2        3         2       2        2        1         2       2        1        7       5
  Credit card and other unsecured
   lines of credit                      2        2         2       2        2        2         2       2        1        6       6
  Other consumer                       11        9        11       8       10       14        14      12       17       31      38
                                   ------   ------    ------  ------   ------   ------    ------  ------   ------   ------  ------
Total recoveries                       58       55        42      38       35       34        40      34       31      155     109
                                   ------   ------    ------  ------   ------   ------    ------  ------   ------   ------  ------
Net charge-offs                        99       62        82     151      124      164       171     140      120      243     459
                                   ------   ------    ------  ------   ------   ------    ------  ------   ------   ------  ------
Ending loan loss allowance         $1,304   $1,145    $1,126  $1,125   $1,130   $1,147    $1,128  $1,099   $1,080   $1,304  $1,130
                                   ======   ======    ======  ======   ======   ======    ======  ======   ======   ======  ======

MEMO:
Net charge-offs on:
  Securitized credit cards         $   19   $   21    $   17  $   19   $   20   $   21    $   15  $   19   $   18   $   57  $   56
  Managed credit cards                 35       39        38      37       35       36        28      33       30      112      99
  Securitized automobile loans          3        3         2       2        2        2         3       3        2        8       7
  Managed automobile loans(1)          10       10        12      12       11       10        13      13        9       32      34
  Securitized home equity loans         -        -         -       -        -        -         -       -        -        -       -
  Managed home equity loans(2)          9        -         -       -        -        -         -       -        -       26       -

NET CHARGE-OFFS AS A
% OF AVERAGE PORTFOLIO LOANS
  (ANNUALIZED)
Commercial                            .64%    (.11)%     .34%   1.37%     .63%    1.63%     1.67%   1.05%     .98%     .32%   1.32%
Commercial construction               .32     (.07)     (.01)    .13      .12      .18       .02    (.11)     .20      .10     .11
Real estate - commercial              .09      .16      (.06)    .41      .36      .22       .10     .16      .18      .06     .23
Real estate - residential             .16      .29       .28     .33      .61      .45       .59     .49      .40      .24     .55
Home equity lines of credit           .09      .13       .14     .15      .19      .19       .20     .27      .21      .12     .19
Credit card and other unused
  lines of credit                    4.01     4.66      5.08    4.29     4.13     4.46      3.92    4.04     3.65     4.58    4.17
Other consumer                        .77      .80       .91    1.04      .83      .80      1.09    1.02      .72      .82     .90
                                   ------   ------    ------  ------   ------   ------    ------  ------   ------   ------  ------
  TOTAL NET CHARGE-OFFS               .41%     .30%      .42%    .76%     .64%     .88%      .95%    .78%     .69%     .38%    .82%
                                   ======   ======    ======  ======   ======   ======    ======  ======   ======   ======  ======
MEMO:
Securitized credit cards             5.33%    5.69%     4.77%   5.20%    5.35%    5.76%     4.29%   5.32%    5.00%    5.26%   5.14%
Managed credit cards                 5.78%    6.38%     6.00%   5.82%    5.58%    6.11%     4.71%   5.69%    5.12%    6.05%   5.48%
Securitized automobile loans         1.18%     .90%      .83%   1.67%    1.41%    1.32%     1.39%   1.17%     .66%     .96%   1.37%
Managed automobile loans(1)          1.08%     .96%     1.14%   1.09%     .98%     .89%     1.23%   1.18%     .81%    1.06%   1.03%
Securitized home equity loans        1.84%       -         -       -        -        -         -       -        -     1.84%      -
Managed home equity loans(2)          .16%       -         -       -        -        -         -       -        -      .18%      -

(1)   Represents managed portfolio of indirect prime automobile loans

(2) Represents managed portfolio of prime home equity line of credit and home equity installment loans

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                     CREDIT QUALITY STATISTICS (CONTINUED)
                                ($ IN MILLIONS)

                                                                             2004                       2003
                                                                ------------------------------   -------------------
                                                                 3RD QTR   2ND QTR    1ST QTR    4TH QTR    3RD QTR
                                                                --------   --------   --------   --------   --------
NONPERFORMING ASSETS

Commercial                                                      $    212   $    164   $    200   $    257   $    341
Commercial construction                                               13          2          4          7          9
Real estate - commercial                                             101         89         68         67         65
Real estate - residential:
  National City Mortgage                                              88         92        124        103        102
  First Franklin                                                      54         55         55         51         49
  Altegra/Loan Zone                                                   10         12         41         50         60
  Other                                                               24         25         13         15          3
                                                                --------   --------   --------   --------   --------
     Total real estate - residential                                 176        184        233        219        214
                                                                --------   --------   --------   --------   --------
Total nonperforming portfolio loans                                  502        439        505        550        629
Other real estate owned (OREO):
  Commercial                                                          18          4          2          2          4
  Real estate - residential:
     National City Mortgage                                           31         35         31         43         44
     First Franklin                                                   42         38         39         33         34
     Altegra/Loan Zone                                                 9         15         20         21         28
     Other                                                             7          3          -          -          -
                                                                --------   --------   --------   --------   --------
       Total real estate - residential                                89         91         90         97        106
                                                                --------   --------   --------   --------   --------
Total OREO                                                           107         95         92         99        110

Mortgage loans held for sale and other                                19         10          9          8         17
                                                                --------   --------   --------   --------   --------
  TOTAL NONPERFORMING ASSETS                                    $    628   $    544   $    606   $    657   $    756
                                                                ========   ========   ========   ========   ========

PERCENTAGE OF NONPERFORMING ASSETS
   BY CATEGORY

Commercial                                                            34%        30%        34%        40%        45%
Commercial construction                                                2          -          1          1          1
Real estate - commercial                                              16         16         11         10          9
Real estate - residential:
  National City Mortgage                                              15         17         20         15         14
  First Franklin                                                       8         10          9          8          6
  Altegra/Loan Zone                                                    2          2          7          8          8
  Other                                                                3          5          2          2          -
                                                                --------   --------   --------   --------   --------
     Total real estate - residential                                  28         34         38         33         28
                                                                --------   --------   --------   --------   --------
Total nonperforming portfolio loans                                   80         80         84         84         83
Other real estate owned (OREO):
  Commercial                                                           3          1          -          -          1
  Real estate - residential:
     National City Mortgage                                            5          6          5          7          6
     First Franklin                                                    7          7          7          5          4
     Altegra/Loan Zone                                                 1          3          3          3          4
     Other                                                             1          1          -          -          -
                                                                --------   --------   --------   --------   --------
       Total real estate - residential                                14         17         15         15         14
                                                                --------   --------   --------   --------   --------
Total OREO                                                            17         18         15         15         15

Mortgage loans held for sale and other                                 3          2          1          1          2
                                                                --------   --------   --------   --------   --------
  TOTAL NONPERFORMING ASSETS                                         100%       100%       100%       100%       100%
                                                                ========   ========   ========   ========   ========

DISTRESSED LOAN SALES

Distressed loans classified as nonperforming at the end
  of the previous quarter                                              -   $      1   $     11   $     27   $     28
Other                                                           $      8          -         15         12         16
                                                                --------   --------   --------   --------   --------
  TOTAL DISTRESSED LOANS SOLD                                   $      8   $      1   $     26   $     39   $     44
                                                                ========   ========   ========   ========   ========

RATIOS

Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                                     .64%       .64%       .76%       .83%       .97%
Nonperforming assets to period-end total assets                      .46        .47        .54        .58        .62
Loan loss allowance to nonperforming portfolio loans              259.71     260.76     223.24     204.76     179.61
Loan loss allowance to period-end portfolio loans                   1.34       1.35       1.41       1.42       1.45
Loan loss allowance (period-end) to annualized net charge-offs    335.00     453.74     340.58     189.04     228.68


                                                                       2003                  2002
                                                                -------------------   -------------------
                                                                2ND QTR    1ST QTR    4TH QTR    3RD QTR
                                                                --------   --------   --------   --------
NONPERFORMING ASSETS

Commercial                                                      $    402   $    379   $    408   $    437
Commercial construction                                                8          6          6          6
Real estate - commercial                                              75         78         60         78
Real estate - residential:
  National City Mortgage                                              97        110         91         79
  First Franklin                                                      47         44         44         46
  Altegra/Loan Zone                                                   66         69         76         80
  Other                                                               12         10         17         21
                                                                --------   --------   --------   --------
     Total real estate - residential                                 222        233        228        226
                                                                --------   --------   --------   --------
Total nonperforming portfolio loans                                  707        696        702        747
Other real estate owned (OREO):
  Commercial                                                           5          3          3          4
  Real estate - residential:
     National City Mortgage                                           38         43         40         36
     First Franklin                                                   31         34         34         30
     Altegra/Loan Zone                                                30         36         38         35
     Other                                                             -          -          -          -
                                                                --------   --------   --------   --------
       Total real estate - residential                                99        113        112        101
                                                                --------   --------   --------   --------
Total OREO                                                           104        116        115        105

Mortgage loans held for sale and other                                 7         10          -          -
                                                                --------   --------   --------   --------
  TOTAL NONPERFORMING ASSETS                                    $    818   $    822   $    817   $    852
                                                                ========   ========   ========   ========

PERCENTAGE OF NONPERFORMING ASSETS
   BY CATEGORY

Commercial                                                            49%        46%        50%        51%
Commercial construction                                                1          1          1          1
Real estate - commercial                                               9          9          7          9
Real estate - residential:
  National City Mortgage                                              13         14         12         11
  First Franklin                                                       5          5          5          5
  Altegra/Loan Zone                                                    8          8          9          9
  Other                                                                1          1          2          2
                                                                --------   --------   --------   --------
     Total real estate - residential                                  27         28         28         27
                                                                --------   --------   --------   --------
Total nonperforming portfolio loans                                   86         84         86         88
Other real estate owned (OREO):
  Commercial                                                           1          -          -          -
  Real estate - residential:
     National City Mortgage                                            4          6          5          4
     First Franklin                                                    4          4          4          4
     Altegra/Loan Zone                                                 4          4          5          4
     Other                                                             -          -          -          -
                                                                --------   --------   --------   --------
       Total real estate - residential                                12         14         14         12
                                                                --------   --------   --------   --------
Total OREO                                                            13         14         14         12

Mortgage loans held for sale and other                                 1          2          -          -
                                                                --------   --------   --------   --------
  TOTAL NONPERFORMING ASSETS                                         100%       100%       100%       100%
                                                                ========   ========   ========   ========

DISTRESSED LOAN SALES

Distressed loans classified as nonperforming at the end
  of the previous quarter                                       $     40   $     32
Other                                                                 25         24
                                                                --------   --------
  TOTAL DISTRESSED LOANS SOLD                                   $     65   $     56
                                                                ========   ========

RATIOS

Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                                    1.08%      1.10%      1.13%      1.20%
Nonperforming assets to period-end total assets                      .66        .70        .69        .78
Loan loss allowance to nonperforming portfolio loans              162.09     162.01     156.42     144.44
Loan loss allowance to period-end portfolio loans                   1.51       1.51       1.52       1.52
Loan loss allowance (period-end) to annualized net charge-offs    174.07     163.10     198.04     227.03

                                   UNAUDITED

                           NATIONAL CITY CORPORATION

                     CREDIT QUALITY STATISTICS (CONTINUED)
                                ($ in millions)

                                                            2004                            2003                       2002
                                                  -------------------------  ----------------------------------  ----------------
                                                  3RD QTR  2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR  4TH QTR  3RD QTR
                                                  -------  -------  -------  -------  -------  -------  -------  -------  -------
LOANS 90+ DAYS PAST DUE
  ACCRUING INTEREST

Commercial                                          $ 51    $ 39     $ 26     $ 20     $ 38     $ 35     $ 42     $ 41     $ 75
Commercial construction                               16       3       10        3       10       14        5        1        2
Real estate - commercial                              46      51       35       32       22       26       18       26       17
Real estate - residential:
  National City Mortgage and other                   150     121      131      140      121      125      136      135      127
  First Franklin                                     265     252      235      225      210      190      189      184      170
  Altegra/Loan Zone                                    8      10       50       63       84      115      121      131      141
  National Home Equity                                 -       -        -        -        1        1        1        -        -
                                                  ------   -----    -----    -----     ----     ----     ----     ----     ----
     Total real estate - residential                 423     383      416      428      416      431      447      450      438
                                                  ------   -----    -----    -----     ----     ----     ----     ----     ----
Home equity lines of credit                            9       7        9       15       15       15       14       16       15
Credit card and other unsecured lines of credit       22      22       22       18       15       14       16        8        7
Other consumer                                        13      10       10       12       11       19       12       19       18
Mortgage loans held for sale and other                48      35       36       37       71       39       57       14        5
                                                  ------   -----    -----    -----     ----     ----     ----     ----     ----
  TOTAL LOANS 90+ DAYS PAST DUE                     $628    $550     $564     $565     $598     $593     $611     $575     $577
                                                  ======   =====    =====    =====     ====     ====     ====     ====     ====

            TEN LARGEST NONPERFORMING LOANS AS OF SEPTEMBER 30, 2004
                                 ($ in millions)

                                                                                                Amount      As a Percentage of Total
      Major Industry(1)            Sub-Industry                       Portfolio               Outstanding      Nonperforming Assets
--------------------------  ---------------------------  ----------------------------------  ------------  -------------------------
Industrial                       Air Transportation              Commercial Leases               $ 32                 5.1%
Real estate                 Non-residential Real Estate  Commercial Constuction/Real Estate        19                 3.0%
Energy and utilities             Convenience Stores                  Commercial                    13                 2.1%
Real estate                 Non-Residential Real Estate        Commercial Real Estate              10                 1.6%
Industrial                             Glass                         Commercial                    10                 1.6%
Real estate                    Electrical Contracting                Commercial                     9 (2)             1.4%
Technology                            Telecomm                       Commercial                     8 (2)             1.3%
Consumer noncyclical                 Healthcare                Commercial/Real Estate               8                 1.3%
Industrial                      Electrical Products                  Commercial                     7                 1.1%
Industrial                      Equipment Service                    Commercial                     7 (2)             1.1%
                                                                                                 ----               -----
                                                                                                 $123                19.6%

Total nonperforming assets                                                                       $628               100.0%

Nonperforming assets as a
 percentage of period-end
 portfolio loans and other
 nonperforming assets                                                                                                 .64%

(1) Based on Standard Industrial Classification System codes

(2) Loan represents a participation in a shared national credit

         COMMERCIAL LOAN INDUSTRY CONCENTRATION AS OF SEPTEMBER 30, 2004
                                 ($ in millions)

                                                         Percent to              Average Loan            Largest Loan
    Major Industry(1)                     Balance          Total             Balance Per Obligor     to a Single Obligor
    -----------------                     -------          -----             -------------------     -------------------
Real estate                               $10,816          27%                       $ .9                    $58
Consumer cyclical                           5,583          14%                         .9                     94
Consumer noncyclical                        3,912           9%                         .4                     58
Industrial                                  3,346           8%                         .9                     35
Basic materials                             2,615           7%                        1.4                     32
Financial                                   1,920           5%                        1.4                     37
Services                                    1,286           3%                         .4                     54
Energy and utilities                          545           1%                        1.0                     20
Technology                                    267           1%                        2.2                     24
Miscellaneous                               1,930           5%                         .2                     19
Other(2)                                    5,095          13%
                                          -------         ----
                                           37,315          93%
Commercial leasing - all industries         2,681           7%
                                          -------         ----
Total commercial, commercial
 real estate and commercial construction  $39,996         100%
                                          =======         ====

(1) Based on Standard Industrial Classification System codes

(2) Represents commercial loans acquired in the Provident acquisition not yet integrated into National City's Systems

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
       CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES

                                                                 2004                                      2003
                                                  ----------------------------------  ----------------------------------------------
                                                   3RD QTR      2ND QTR     1ST QTR     4TH QTR     3RD QTR    2ND QTR     1ST QTR
                                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------
AVERAGE TOTAL DEPOSITS (1)                        $   52,400  $   48,531  $   46,419  $   46,443  $   46,003  $   45,526  $   44,472

PERIOD-END DEPOSIT ACCOUNT METRICS

PERSONAL DEPOSITS:

Number of accounts (in thousands):
     Noninterest bearing checking                      1,750       1,661       1,651       1,645       1,641       1,604       1,574
     Interest bearing checking(2)                        830         750         720         713         709         696         682
     Money market savings                                542         496         457         456         457         449         438
     Regular savings                                     795         806         824         824         841         854         871
                                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------
          TOTAL PERSONAL DEPOSIT ACCOUNTS              3,917       3,713       3,652       3,638       3,648       3,603       3,565
                                                  ==========  ==========  ==========  ==========  ==========  ==========  ==========
Average account size:

     Noninterest bearing checking                 $    2,011  $    2,001  $    1,956  $    1,916  $    1,833  $    1,938  $    1,986
     Interest bearing checking(2)                      9,579      10,548      11,095      11,128      10,796      10,661      10,362
     Money market savings                             26,358      28,869      30,743      30,369      30,298      30,044      29,835
     Regular savings                                   2,735       2,822       2,607       2,519       2,498       2,530       2,504
                                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------
          TOTAL AVERAGE ACCOUNT SIZE              $    7,128  $    7,493  $    7,505  $    7,422  $    7,292  $    7,261  $    7,133
                                                  ==========  ==========  ==========  ==========  ==========  ==========  ==========
BUSINESS DEPOSITS:

Number of accounts (in thousands)(2)                     372         336         320         315         308         297         286
Average account size(2)                           $   20,538  $   19,775  $   19,587  $   19,006  $   19,269  $   19,211  $   18,413

TIME DEPOSITS:

Number of accounts (in thousands)                        936         805         782         801         818         851         882
Average account size                              $   16,985  $   16,451  $   15,900  $   15,816  $   15,622  $   15,521  $   15,560

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(3)

Installment loan originations:

  Home equity(4)(6)                                    7,930       7,348       5,705       7,318      16,532      12,497       7,520
  Other(5)                                             5,277       5,060       4,238       4,576       6,199       5,536       4,697
Home equity(6) and other lines of credit              24,775      22,598      15,289      17,340      23,946      26,974      19,406
                                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------
     TOTAL CONSUMER LOAN ORIGINATIONS                 37,982      35,006      25,232      29,234      46,677      45,007      31,623
                                                  ==========  ==========  ==========  ==========  ==========  ==========  ==========
BANK BRANCHES

Traditional                                            1,161       1,100       1,065       1,067       1,071       1,070       1,076
In-store                                                  45          42          42          47          51          53          63
                                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------
    TOTAL BANK BRANCHES                                1,206       1,142       1,107       1,114       1,122       1,123       1,139
                                                  ==========  ==========  ==========  ==========  ==========  ==========  ==========
ATMs                                                   1,931       1,642       1,565       1,574       1,580       1,583       1,607

ONLINE BANKING CUSTOMERS                           1,006,295     900,074     850,784     793,910     740,976     664,283     599,411

SELECTED AVERAGE PORTFOLIO LOAN BALANCES:(1)

DEALER FINANCE

  Floorplan and other commercial (commercial)     $    1,156  $    1,136  $    1,082  $      987  $      954  $    1,042  $    1,009
  Automobile leases (other consumer)                     618          83         127         177         270         379         518
  Installment loans (other consumer):
    Installment loans                                  5,686       5,435       5,656       6,339       6,307       6,034       5,828
    Securitized automobile loans(7)                    1,051       1,196       1,012         530         610         698         791
                                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Total managed installment loans                      6,737       6,631       6,668       6,869       6,917       6,732       6,619
                                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------
     TOTAL DEALER FINANCE                         $    8,511  $    7,850  $    7,877  $    8,033  $    8,141  $    8,153  $    8,146
                                                  ==========  ==========  ==========  ==========  ==========  ==========  ==========
EDUCATION FINANCE

  Student loans (other consumer)                  $      454  $      820  $    1,092  $      716  $      471  $      600  $      750
  Commercial loan (commercial)                             -           -           -         417         298         352         749
                                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------
     TOTAL EDUCATION FINANCE                      $      454  $      820  $    1,092  $    1,133  $      769  $      952  $    1,499
                                                  ==========  ==========  ==========  ==========  ==========  ==========  ==========
NATIONAL CITY CARD SERVICES (NCCS)

  Credit cards                                    $      990  $      986  $    1,054  $    1,044  $    1,003  $      939  $      915
  Securitized credit cards (7)                         1,450       1,450       1,450       1,450       1,450       1,450       1,450
                                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------
     TOTAL MANAGED NCCS CREDIT CARDS              $    2,440  $    2,436  $    2,504  $    2,494  $    2,453  $    2,389  $    2,365
                                                  ==========  ==========  ==========  ==========  ==========  ==========  ==========

                                                                              NINE MONTHS ENDED
                                                            2002                 SEPTEMBER 30,
                                                    ----------------------  ----------------------
                                                     4TH QTR     3RD QTR      2004         2003
                                                    ----------  ----------  ----------  ----------
AVERAGE TOTAL DEPOSITS (1)                          $   44,007  $   43,088  $   49,129  $   45,339

PERIOD-END DEPOSIT ACCOUNT METRICS

PERSONAL DEPOSITS:

Number of accounts (in thousands):
     Noninterest bearing checking                        1,562       1,568
     Interest bearing checking(2)                          665         658
     Money market savings                                  425         418
     Regular savings                                       888         930
                                                    ----------  ----------
          TOTAL PERSONAL DEPOSIT ACCOUNTS                3,540       3,574
                                                    ==========  ==========
Average account size:

     Noninterest bearing checking                   $    1,869  $    1,871
     Interest bearing checking(2)                        9,904       9,356
     Money market savings                               29,385      27,220
     Regular savings                                     2,416       2,351
                                                    ----------  ----------
          TOTAL AVERAGE ACCOUNT SIZE                $    6,816  $    6,335
                                                    ==========  ==========
BUSINESS DEPOSITS:

Number of accounts (in thousands)(2)                       273         266
Average account size(2)                             $   19,061  $   19,326

TIME DEPOSITS:

Number of accounts (in thousands)                          909         936
Average account size                                $   15,656  $   15,521

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(3)

Installment loan originations:

  Home equity(4)(6)                                     10,664       5,577
  Other(5)                                               5,446       6,723
Home equity(6) and other lines of credit                23,310      23,154
                                                    ----------  ----------
     TOTAL CONSUMER LOAN ORIGINATIONS                   39,420      35,454
                                                    ==========  ==========
BANK BRANCHES

Traditional                                              1,075       1,075
In-store                                                    68          70
                                                    ----------  ----------
    TOTAL BANK BRANCHES                                  1,143       1,145
                                                    ==========  ==========
ATMs                                                     1,610       1,615

ONLINE BANKING CUSTOMERS                               533,780     477,176

SELECTED AVERAGE PORTFOLIO LOAN BALANCES:(1)

DEALER FINANCE

  Floorplan and other commercial (commercial)       $      939  $      852  $    1,125  $    1,001
  Automobile leases (other consumer)                       629         791         277         388
  Installment loans (other consumer):
    Installment loans                                    5,844       5,645       5,603       6,058
    Securitized automobile loans(7)                        877         969       1,091         699
                                                    ----------  ----------  ----------  ----------
  Total managed installment loans                        6,721       6,614       6,694       6,757
                                                    ----------  ----------  ----------  ----------
     TOTAL DEALER FINANCE                           $    8,289  $    8,257  $    8,096  $    8,146
                                                    ==========  ==========  ==========  ==========
EDUCATION FINANCE

  Student loans (other consumer)                    $      474  $      377  $      788  $      606
  Commercial loan (commercial)                             416          41           -         465
                                                    ----------  ----------  ----------  ----------
     TOTAL EDUCATION FINANCE                        $      890  $      418  $      788  $    1,071
                                                    ==========  ==========  ==========  ==========
NATIONAL CITY CARD SERVICES (NCCS)

  Credit cards                                      $      863  $      832  $    1,010  $      953
  Securitized credit cards (7)                           1,450       1,450       1,450       1,450
                                                    ----------  ----------  ----------  ----------
     TOTAL MANAGED NCCS CREDIT CARDS                $    2,313  $    2,282  $    2,460  $    2,403
                                                    ==========  ==========  ==========  ==========

(1) In millions.

(2) Restated to reflect the transfer of deposits to the Wholesale Banking line of business in January 2004.

(3) Excludes Dealer Finance, Education Finance, and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from these metrics.

(4) Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(5) Includes automobile, truck, boat, recreational vehicle, and other secured installment loans.

(6) See additional home equity portfolio statistics on page 28.

(7) Securitized credit cards and automobile loans are managed by these C&SBFS business units. See page 11 for further information on these securitized balances.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                      ASSET MANAGEMENT PERFORMANCE MEASURES
                                 ($ in millions)

                                                                2004                                      2003
                                                 ---------------------------------   ----------------------------------------------
                                                  3RD QTR      2ND QTR     1ST QTR     4TH QTR    3RD QTR     2ND QTR      1ST QTR
                                                 ---------   ---------   ---------   ---------   ---------   ---------    ---------
ASSETS UNDER ADMINISTRATION

  Managed assets:
    Value at beginning of period                 $  59,757   $  59,730   $  59,708   $  58,609   $  58,690   $  55,179    $  57,571
    Acquisitions                                     3,218         645           -           -           -           -            -
    Estimated change due to market impact             (702)        258       1,034       2,914         493       3,376         (188)
    Other activity, net                             (1,951)       (876)     (1,012)     (1,815)       (574)        135       (2,204)
                                                 ---------   ---------   ---------   ---------   ---------   ---------    ---------
    Value at end of period                          60,322      59,757      59,730      59,708      58,609      58,690       55,179
                                                 ---------   ---------   ---------   ---------   ---------   ---------    ---------
  Non-managed assets:
    Value at beginning of period                    41,096      52,219      52,139      48,317      48,987      45,929       73,752
    Acquisitions                                     6,710          54           -           -           -           -            -
    Divestiture(1)                                       -     (10,805)          -           -           -           -            -
    Estimated change due to market impact             (450)         82         531       3,326        (246)      3,776       (1,814)
    Other activity, net                                (29)       (454)       (451)        496        (424)       (718)     (26,009)
                                                 ---------   ---------   ---------   ---------   ---------   ---------    ---------
    Value at end of period                          47,327      41,096      52,219      52,139      48,317      48,987       45,929
                                                 ---------   ---------   ---------   ---------   ---------   ---------    ---------
    TOTAL ASSETS AT END OF PERIOD                $ 107,649   $ 100,853   $ 111,949   $ 111,847   $ 106,926   $ 107,677    $ 101,108
                                                 =========   =========   =========   =========   =========   =========    =========

PROPRIETARY MUTUAL FUND ASSETS (included above)  $  13,446   $  14,131   $  14,361   $  15,335   $  14,850   $  15,831    $  15,186

ASSETS UNDER ADMINISTRATION REPRESENTED BY:

  Type of investment:
    Money market and other                       $  16,834   $  12,958   $  14,598   $  15,729   $  15,871   $  15,760    $  15,144
    Equity                                          57,004      56,098      56,166      55,319      49,966      50,647       45,364
    Fixed income                                    33,811      31,797      41,185      40,799      41,089      41,270       40,600
                                                 ---------   ---------   ---------   ---------   ---------   ---------    ---------
       TOTAL                                     $ 107,649   $ 100,853   $ 111,949   $ 111,847   $ 106,926   $ 107,677    $ 101,108
                                                 =========   =========   =========   =========   =========   =========    =========
  Type of business:
    Investment management and personal trust     $  52,070   $  53,175   $  53,385   $  50,475   $  47,991   $  48,866    $  46,246
    Corporate trust                                  7,076       6,833      17,316      18,788      19,333      18,006       17,312
    Retirement plan services                        18,172      18,243      18,215      18,418      16,703      17,514       15,826
    Charitable and endowment                        10,882      11,068      11,203      12,244      11,710      11,864       11,030
    Other                                           19,449      11,534      11,830      11,922      11,189      11,427       10,694
                                                 ---------   ---------   ---------   ---------   ---------   ---------    ---------
       TOTAL                                     $ 107,649   $ 100,853   $ 111,949   $ 111,847   $ 106,926   $ 107,677    $ 101,108
                                                 =========   =========   =========   =========   =========   =========    =========
PERCENTAGE OF ASSETS UNDER ADMINISTRATION
  REPRESENTED BY:

  Type of investment:
    Money market and other                              16%         13%         13%         14%         15%         15%          15%
    Equity                                              53%         56%         50%         50%         47%         47%          45%
    Fixed income                                        31%         31%         37%         36%         38%         38%          40%

  Type of business:
    Investment management and personal trust            48%         53%         48%         45%         45%         45%          45%
    Corporate trust                                      7%          7%         15%         17%         18%         17%          17%
    Retirement plan services                            17%         18%         16%         16%         16%         16%          16%
    Charitable and endowment                            10%         11%         10%         11%         11%         11%          11%
    Other                                               18%         11%         11%         11%         10%         11%          11%

                                                                              NINE MONTHS ENDED
                                                           2002                 SEPTEMBER 30,
                                                  ----------------------    ---------------------
                                                    4TH QTR     3RD QTR       2004        2003
                                                  ---------    ---------    --------    ---------
ASSETS UNDER ADMINISTRATION

  Managed assets:
    Value at beginning of period                  $  56,975    $  61,064    $  59,708   $  57,571
    Acquisitions                                          -            -        3,863           -
    Estimated change due to market impact               682       (3,340)         590       3,681
    Other activity, net                                 (86)        (749)      (3,839)     (2,643)
                                                  ---------    ---------    ---------   ---------
    Value at end of period                           57,571       56,975       60,322      58,609
                                                  ---------    ---------    ---------   ---------
  Non-managed assets:
    Value at beginning of period                     72,210       79,515       52,139      73,752
    Acquisitions                                          -            -        6,764           -
    Divestiture(1)                                        -            -      (10,805)          -
    Estimated change due to market impact             3,894       (7,070)         163       1,716
    Other activity, net                              (2,352)        (235)        (934)    (27,151)
                                                  ---------    ---------    ---------   ---------
    Value at end of period                           73,752       72,210       47,327      48,317
                                                  ---------    ---------    ---------   ---------
    TOTAL ASSETS AT END OF PERIOD                 $ 131,323    $ 129,185    $ 107,649   $ 106,926
                                                  =========    =========    =========   =========

PROPRIETARY MUTUAL FUND ASSETS (included above)   $  16,014    $  16,255

ASSETS UNDER ADMINISTRATION REPRESENTED BY:

  Type of investment:
    Money market and other                        $  16,359    $  18,829
    Equity                                           53,968       50,138
    Fixed income                                     60,996       60,218
                                                  ---------    ---------
       TOTAL                                      $ 131,323    $ 129,185
                                                  =========    =========
  Type of business:
    Investment management and personal trust      $  46,994    $  46,453
    Corporate trust                                  45,500       44,403
    Retirement plan services                         16,487       15,640
    Charitable and endowment                         11,741       11,995
    Other                                            10,601       10,694
                                                  ---------    ---------
       TOTAL                                      $ 131,323    $ 129,185
                                                  =========    =========
PERCENTAGE OF ASSETS UNDER ADMINISTRATION
  REPRESENTED BY:

  Type of investment:
    Money market and other                               13%          14%
    Equity                                               41%          39%
    Fixed income                                         46%          47%

  Type of business:
    Investment management and personal trust             35%          36%
    Corporate trust                                      35%          35%
    Retirement plan services                             13%          12%
    Charitable and endowment                              9%           9%
    Other                                                 8%           8%

(1) Relates to the sale of the Corporate Trust Bond Administration business on June 30, 2004

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                          MORTGAGE BANKING STATISTICS
                                ($ IN MILLIONS)


                                                              2004                                        2003
                                                   ------------------------------     -------------------------------------------
                                                   3RD QTR   2ND QTR      1ST QTR     4TH QTR      3RD QTR    2ND QTR     1ST QTR
                                                   -------   -------      -------     -------      -------    -------     -------
REVENUE SUMMARY

Production revenue:
  National City Mortgage Co. (NCMC)               $     80    $    110    $    122    $    334    ($   152)   $    273    $    426
  First Franklin                                       128         165         141          65          95          88          69
                                                  --------    --------    --------    --------    --------    --------    --------
  Total production revenue                             208         275         263         399         (57)        361         495
Net servicing revenue (NCMC)                           157         (82)        316          52          30          66         136
Provident PCFS mortgage banking revenue                  5           -           -           -           -           -           -
                                                  --------    --------    --------    --------    --------    --------    --------
   TOTAL MORTGAGE BANKING REVENUE                 $    370    $    193    $    579    $    451    ($    27)   $    427    $    631
                                                  ========    ========    ========    ========    ========    ========    ========
NCMC PRODUCTION REVENUE COMPONENTS:

Gain on sale (1)                                  $    120    $    201    $    198
Estimated effect of delayed delivery(2)                (51)        (61)        (76)
Hedge results(3)                                        10         (57)         26
Disallowed valuation adjustments(4)                      -          16         (35)
Other (5)                                                1          11           9
                                                  --------    --------    --------
   TOTAL NCMC PRODUCTION REVENUE                  $     80    $    110    $    122
                                                  ========    ========    ========
Gain on sale percentage(6)                             .83%       1.18%       1.26%

PRODUCTION DATA

APPLICATIONS(7):
NCMC                                              $ 26,411    $ 25,306    $ 30,493    $ 20,548    $ 31,104    $ 57,849    $ 45,073
First Franklin                                      12,975      15,703       9,998      10,380      10,935       8,262       6,763
                                                  --------    --------    --------    --------    --------    --------    --------
   TOTAL APPLICATIONS                             $ 39,386    $ 41,009    $ 40,491    $ 30,928    $ 42,039    $ 66,111    $ 51,836
                                                  ========    ========    ========    ========    ========    ========    ========
ORIGINATIONS:
NCMC Retail                                       $  7,735    $  9,838    $  7,393    $  7,193    $ 15,475    $ 15,312    $ 11,325
NCMC Wholesale                                       7,765       8,890       7,631       7,921      16,283      18,358      13,694
Less: portfolio loan originations(8)                (1,381)     (1,452)       (945)       (910)     (1,159)     (1,226)     (1,250)
                                                  --------    --------    --------    --------    --------    --------    --------
     Total NCMC originations for sale               14,119      17,276      14,079      14,204      30,599      32,444      23,769

Total First Franklin loan originations               7,743       8,782       5,673       6,203       6,051       4,396       3,488
Less: portfolio loan originations                   (2,835)     (3,056)     (1,113)     (3,227)     (3,250)     (2,000)     (1,756)
                                                  --------    --------    --------    --------    --------    --------    --------
      Total First Franklin originations for sale     4,908       5,726       4,560       2,976       2,801       2,396       1,732
                                                  --------    --------    --------    --------    --------    --------    --------
     TOTAL LOANS ORIGINATED FOR SALE              $ 19,027    $ 23,002    $ 18,639    $ 17,180    $ 33,400    $ 34,840    $ 25,501
                                                  ========    ========    ========    ========    ========    ========    ========
PERCENTAGE OF NCMC ORIGINATIONS REPRESENTED BY:
       Refinances                                       43%         55%         61%         52%         71%         75%         76%
       Government loans                                 15%         15%         17%         18%         15%         15%         16%
       Adjustable-rate loans                            38%         32%         25%         20%         10%          6%          7%

PERCENTAGE OF FIRST FRANKLIN ORIGINATIONS
 REPRESENTED BY:
       Refinances                                       32%         34%         34%         28%         28%         29%         34%
       Adjustable-rate loans                            80%         76%         80%         83%         79%         74%         71%

GEOGRAPHIC MIX OF ORIGINATIONS(9):
  Top five states and their percentage
  to total NCMC originations:
        California                                      18%         18%         21%         23%         19%         21%         19%
        Virginia                                         9%          9%          8%          7%          8%          8%          7%
        Maryland                                         8%          8%          7%          6%          8%          8%          8%
        Texas                                            6%          6%          5%          5%          6%          6%          6%
        Illinois                                         6%          6%          6%          6%          6%          6%          6%

LOAN SALES

NCMC loans sold servicing retained                $ 14,042    $ 16,735    $ 15,412    $ 21,824    $ 33,140    $ 26,954    $ 25,400
NCMC loans sold servicing released(10)                 417         312         285         340         322         323         211
                                                  --------    --------    --------    --------    --------    --------    --------
     Total NCMC loan sales                        $ 14,459    $ 17,047    $ 15,697    $ 22,164    $ 33,462    $ 27,277    $ 25,611
First Franklin (all loans sold
  servicing released)                                5,566       4,887       4,433       2,379       2,543       2,164       1,851
                                                  --------    --------    --------    --------    --------    --------    --------
   TOTAL MORTGAGE LOAN SALES                      $ 20,025    $ 21,934    $ 20,130    $ 24,543    $ 36,005    $ 29,441    $ 27,462
                                                  ========    ========    ========    ========    ========    ========    ========

                                                                               NINE MONTHS ENDED
                                                             2002                 SEPTEMBER 30,
                                                     --------------------      -------------------
                                                      4TH QTR    3RD QTR       2004         2003
                                                      -------    -------       ----         ----
REVENUE SUMMARY

Production revenue:
  National City Mortgage Co. (NCMC)                  ($    45)   $     18    $     312    $     547
  First Franklin                                           69          27          434          252
                                                     --------    --------    ---------    ---------
  Total production revenue                                 24          45          746          799
Net servicing revenue (NCMC)                               21          88          391          232
Provident PCFS mortgage banking revenue                     -           -            5            -
                                                     --------    --------    ---------    ---------
   TOTAL MORTGAGE BANKING REVENUE                    $     45    $    133    $   1,142    $   1,031
                                                     ========    ========    =========    =========
NCMC PRODUCTION REVENUE COMPONENTS:

Gain on sale (1)
Estimated effect of delayed delivery(2)
Hedge results(3)
Disallowed valuation adjustments(4)
Other (5)

   TOTAL NCMC PRODUCTION REVENUE

Gain on sale percentage(6)

PRODUCTION DATA

APPLICATIONS(7):
NCMC                                                 $ 38,985    $ 42,432    $  82,210    $ 134,026
First Franklin                                          6,862       6,055       38,676       25,960
                                                     --------    --------    ---------    ---------
   TOTAL APPLICATIONS                                $ 45,847    $ 48,487    $ 120,886    $ 159,986
                                                     ========    ========    =========    =========
ORIGINATIONS:
NCMC Retail                                          $ 13,815    $  9,778    $  24,966    $  42,112
NCMC Wholesale                                         15,673      11,983       24,286       48,335
Less: portfolio loan originations(8)                     (571)       (478)      (3,778)      (3,635)
                                                     --------    --------    ---------    ---------
     Total NCMC originations for sale                  28,917      21,283       45,474       86,812

Total First Franklin loan originations                  3,606       2,706       22,198       13,935
Less: portfolio loan originations                      (1,643)     (1,373)      (7,004)      (7,006)
                                                     --------    --------    ---------    ---------
      Total First Franklin originations for sale        1,963       1,333       15,194        6,929
                                                     --------    --------    ---------    ---------
     TOTAL LOANS ORIGINATED FOR SALE                 $ 30,880    $ 22,616    $  60,668    $  93,741
                                                     ========    ========    =========    =========
PERCENTAGE OF NCMC ORIGINATIONS REPRESENTED BY:
       Refinances                                          77%         64%          53%          74%
       Government loans                                    14%         17%          15%          15%
       Adjustable-rate loans                                7%         11%          32%           8%

PERCENTAGE OF FIRST FRANKLIN ORIGINATIONS
 REPRESENTED BY:
       Refinances                                          33%         29%          33%          30%
       Adjustable-rate loans                               71%         73%          78%          75%

GEOGRAPHIC MIX OF ORIGINATIONS(9):
  Top five states and their percentage
  to total NCMC originations:
        California                                         19%         20%          19%          20%
        Virginia                                            7%          7%           9%           8%
        Maryland                                            8%          8%           8%           8%
        Texas                                               6%          5%           6%           6%
        Illinois                                            6%          6%           6%           6%

LOAN SALES

NCMC loans sold servicing retained                   $ 20,012    $ 14,495    $  46,189    $  85,494
NCMC loans sold servicing released(10)                    241         426        1,014          856
                                                     --------    --------    ---------    ---------
     Total NCMC loan sales                           $ 20,253    $ 14,921    $  47,203    $  86,350
First Franklin (all loans sold
  servicing released)                                   1,810         867       14,886        6,558
                                                     --------    --------    ---------    ---------
   TOTAL MORTGAGE LOAN SALES                         $ 22,063    $ 15,788    $  62,089    $  92,908
                                                     ========    ========    =========    =========

(1) Represents fee income, sales gains, and servicing value of loans originated and sold, net of direct origination costs.

(2) Represents the estimated effect on mortgage banking revenue of delayed delivery of mortgage loans to the secondary market (i.e., roll charges), which is offset for the most part by a related increase in interest income due to the loans being held for sale for a longer period of time.

(3) Represents the results of hedging pipeline, warehouse, and the anticipated mortgage servicing rights (MSR) for the period beginning with lock commitment and ending with sale settlement.

(4) Represents timing differences for disallowed warehouse and MSR valuation changes related to failed SFAS 133 effectiveness tests and anticipated MSR valuation changes related to interest rate lock commitments not recorded pursuant to SAB 105. In addition, the first quarter of 2004 reflects the one-time revenue recognition impact of adopting SAB 105.

(5)   Represents primarily GNMA early buyout program revenue.

(6) Calculated as gain on sale divided by the dollar volume of loans sold for the period.

(7) Represents applications for both loans originated for sale and to be held in portfolio.

(8)   Primarily represents second mortgages originated for National Home Equity.

(9) Based on the dollar volume of loans originated for sale. Percentages not shown for states that are not one of the top five.

(10) Represents loan sales of new originations whereby the commitment to sell both the loan and related servicing was made simultaneously.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                     MORTGAGE BANKING STATISTICS(CONTINUED)
                                ($ IN MILLIONS)

                                                                           2004                               2003
                                                                ---------------------------   -------------------------------------
                                                                3RD QTR   2ND QTR   1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                                                -------   -------   -------   -------   -------   -------   -------
NCMC NET SERVICING REVENUE COMPONENTS
    Net servicing fees                                          $   122    $  115   $   120   $   116   $    94   $    92   $   120
    Amortization of mortgage servicing assets (MSRs)               (125)     (140)     (100)      (73)     (190)     (125)     (126)
    MSR SFAS 140 impairment (charge) recovery                        (5)       42      (118)       13       207      (125)      100
    MSR SFAS 133 hedge and other derivative gains (losses):
        Gains (losses) on MSRs hedged under SFAS 133               (543)      607       (18)      (22)      (50)      (83)      (41)
        Gains (losses) on derivatives in SFAS 133 relationships     537      (665)       24        16        16       139        67
        Gains (losses) on other derivatives used to
            economically hedge MSRs                                 171       (41)      407        (3)      (47)      168        16
    Other                                                             -         -         1         5         -         -         -
                                                                -------   -------   -------   -------   -------   -------   -------
       NET SERVICING REVENUE                                    $   157   ($   82)  $   316   $    52   $    30   $    66   $   136
                                                                =======   =======   =======   =======   =======   =======   =======

NCMC MORTGAGE SERVICING ASSETS
Carrying value at beginning of period                           $ 2,004    $1,320   $ 1,301   $ 1,152   $   955   $ 1,047   $   950
Additions                                                           130       219       140       253       440       258       266
Amortization                                                       (125)     (140)     (100)      (73)     (190)     (125)     (126)
SFAS 133 hedge basis adjustments                                   (543)      607       (18)      (22)      (50)      (83)      (41)
Application of valuation allowance to directly write-down
    servicing assets                                                  -         -         -         -         -      (137)        -
Sales                                                                (1)       (2)       (3)       (9)       (3)       (5)       (2)
                                                                -------   -------   -------   -------   -------   -------   -------
CARRYING VALUE BEFORE VALUATION ALLOWANCE AT END OF PERIOD      $ 1,465    $2,004   $ 1,320   $ 1,301   $ 1,152   $   955   $ 1,047
                                                                =======   =======   =======   =======   =======   =======   =======
VALUATION ALLOWANCE
  Balance at beginning of period                                ($   78)  ($  120)  ($    2)  ($   15)  ($  222)  ($  234)  ($  334)
  Impairment recoveries (charges)                                    (5)       42      (118)       13       207      (125)      100
  Application of valuation allowance to directly write-down
    servicing assets                                                  -         -         -         -         -       137         -
                                                                -------   -------   -------   -------   -------   -------   -------
 BALANCE AT END OF PERIOD                                       ($   83)  ($   78)  ($  120)  ($    2)  ($   15)  ($  222)  ($  234)
                                                                =======   =======   =======   =======   =======   =======   =======
NET CARRYING VALUE OF MORTGAGE SERVICING ASSETS
  AT END OF PERIOD                                              $ 1,382    $1,926   $ 1,200   $ 1,299   $ 1,137   $   733   $   813
                                                                =======   =======   =======   =======   =======   =======   =======
FAIR VALUE AT END OF PERIOD                                     $ 1,394    $1,955   $ 1,240   $ 1,444   $ 1,140   $   733   $   813
                                                                =======   =======   =======   =======   =======   =======   =======
RATIO OF CARRYING VALUE OF MSRS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES                         .92%     1.31%      .83%      .92%      .88%      .61%      .72%
RATIO OF FAIR VALUE OF MSRS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES                         .93%     1.33%      .86%     1.02%      .88%      .61%      .72%
NCMC SERVICING ASSET CAPITALIZATION RATE                            .93%     1.31%      .91%     1.16%     1.33%      .96%     1.05%
SERVICING PREPAYMENT RATE (ANNUALIZED)                               22%       35%       26%       24%       65%       66%       50%

NCMC ECONOMIC MSR PERFORMANCE(1)
Net servicing fees and other                                    $   122    $  115   $   121   $   121   $    94   $    92   $   120
Amortization of MSRs                                               (125)     (140)     (100)      (73)     (190)     (125)     (126)

Recognized change in fair value of MSRs:
    SFAS 133 gains (losses)                                        (543)      607       (18)      (22)      (50)      (83)      (41)
    SFAS 140 impairment (charge) recovery                            (5)       42      (118)       13       207      (125)      100
Change in MSR fair value not recognized(2)                          (17)      (10)     (106)      145         -         -         -
                                                                -------   -------   -------   -------   -------   -------   -------
     Total change in fair value of MSRs                            (565)      639      (242)      136       157      (208)       59
                                                                -------   -------   -------   -------   -------   -------   -------
Recognized change in fair value of derivatives:
    Derivatives included in SFAS 133 relationship                   537      (665)       24        16        16       139        67
    Other derivatives used to economically hedge MSRs               171       (41)      407        (3)      (47)      168        16
                                                                -------   -------   -------   -------   -------   -------   -------
     Total change in fair value of derivatives                      708      (706)      431        13       (31)      307        83
                                                                -------   -------   -------   -------   -------   -------   -------
     NET ECONOMIC MSR PERFORMANCE                               $   140   ($   92)  $   210   $   197   $    30   $    66   $   136
                                                                =======   =======   =======   =======   =======   =======   =======

                                                                                     NINE MONTHS ENDED
                                                                      2002             SEPTEMBER 30,
                                                                 -----------------    ----------------
                                                                 4TH QTR   3RD QTR    2004      2003
                                                                 -------   -------    ----      ----
NCMC NET SERVICING REVENUE COMPONENTS
    Net servicing fees                                           $    89   $    97   $   357   $   306
    Amortization of mortgage servicing assets (MSRs)                (127)     (100)     (365)     (441)
    MSR SFAS 140 impairment (charge) recovery                        (36)     (111)      (81)      182
    MSR SFAS 133 hedge and other derivative gains (losses):
        Gains (losses) on MSRs hedged under SFAS 133                 (93)     (295)       46      (174)
        Gains (losses) on derivatives in SFAS 133 relationships      142       373      (104)      222
        Gains (losses) on other derivatives used to
            economically hedge MSRs                                   46       124       537       137
    Other                                                              -         -         1         -
                                                                 -------   -------   -------   -------
       NET SERVICING REVENUE                                     $    21   $    88   $   391   $   232
                                                                 =======   =======   =======   =======

NCMC MORTGAGE SERVICING ASSETS
Carrying value at beginning of period                            $   989   $ 1,255   $ 1,301   $   950
Additions                                                            184       143       489       964
Amortization                                                        (127)     (100)     (365)     (441)
SFAS 133 hedge basis adjustments                                     (93)     (295)       46      (174)
Application of valuation allowance to directly write-down
    servicing assets                                                   -         -         -      (137)
Sales                                                                 (3)      (14)       (6)      (10)
                                                                 -------   -------   -------   -------
CARRYING VALUE BEFORE VALUATION ALLOWANCE AT END OF PERIOD       $   950   $   989   $ 1,465   $ 1,152
                                                                 =======   =======   =======   =======
VALUATION ALLOWANCE
  Balance at beginning of period                                 ($  298)  ($  187)  ($    2)  ($  334)
  Impairment recoveries (charges)                                    (36)     (111)      (81)      182
  Application of valuation allowance to directly write-down
    servicing assets                                                   -         -         -       137
                                                                 -------   -------   -------   -------
 BALANCE AT END OF PERIOD                                        ($  334)  ($  298)  ($   83)  ($   15)
                                                                 =======   =======   =======   =======
NET CARRYING VALUE OF MORTGAGE SERVICING ASSETS
  AT END OF PERIOD                                               $   616   $   691   $ 1,382   $ 1,137
                                                                 =======   =======   =======   =======
FAIR VALUE AT END OF PERIOD                                      $   616   $   691   $ 1,394   $ 1,140
                                                                 =======   =======   =======   =======
RATIO OF CARRYING VALUE OF MSRS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES                          .60%      .70%
RATIO OF FAIR VALUE OF MSRS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES                          .60%      .70%
NCMC SERVICING ASSET CAPITALIZATION RATE                             .92%      .99%     1.06%     1.13%
SERVICING PREPAYMENT RATE (ANNUALIZED)                                61%       39%

NCMC ECONOMIC MSR PERFORMANCE(1)
Net servicing fees and other                                     $    89   $    97   $   358   $   306
Amortization of MSRs                                                (127)     (100)     (365)     (441)

Recognized change in fair value of MSRs:
    SFAS 133 gains (losses)                                          (93)     (295)       46      (174)
    SFAS 140 impairment (charge) recovery                            (36)     (111)      (81)      182
Change in MSR fair value not recognized(2)                             -         -      (133)        -
                                                                 -------   -------   -------   -------
     Total change in fair value of MSRs                             (129)     (406)     (168)        8
                                                                 -------   -------   -------   -------
Recognized change in fair value of derivatives:
    Derivatives included in SFAS 133 relationship                    142       373      (104)      222
    Other derivatives used to economically hedge MSRs                 46       124       537       137
                                                                 -------   -------   -------   -------
     Total change in fair value of derivatives                       188       497       433       359
                                                                 -------   -------   -------   -------
     NET ECONOMIC MSR PERFORMANCE                                $    21   $    88   $   258   $   232
                                                                 =======   =======   =======   =======

(1) The purpose of this disclosure is to present the economic results for the MSR and related hedges as certain changes in the fair value of the servicing assets cannot be recognized in the period in which the change occurs

(2) Represents increase in the fair value of certain MSRs accounted for under SFAS 140 that could not be written up above their cost basis (original cost basis less accumulated amortization and SFAS 133 hedge basis adjustments)

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                     MORTGAGE BANKING STATISTICS(CONTINUED)
                                ($ IN MILLIONS)

                                                                    2004
                                                   ---------------------------------------
                                                     3RD QTR       2ND QTR       1ST QTR
                                                     -------       -------       -------
NCMC SERVICING  DATA

Rollforward of servicing portfolio (UPB):
Beginning balance                                  $   146,958   $   144,598   $   141,146
Additions                                               14,042        16,735        15,412
Repayments                                              (8,200)      (13,174)       (9,753)
Other reductions(1)                                     (2,471)       (1,201)       (2,207)
                                                   -----------   -----------   -----------
Ending balance                                     $   150,329   $   146,958   $   144,598
                                                   ===========   ===========   ===========
Servicing portfolio composition (UPB):
   Conventional                                    $    92,134   $    92,398   $    91,527
   Government                                           26,804        26,260        26,248
   Jumbo and other                                      31,391        28,300        26,823
                                                   -----------   -----------   -----------
  TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES  $   150,329   $   146,958   $   144,598
                                                   ===========   ===========   ===========
NATIONAL SERVICER RANKING(2)                                               9             9

SERVICING PORTFOLIO METRICS:

       Number of loans                               1,058,130     1,044,181     1,036,235
       Average loan size                           $   142,070   $   140,740   $   139,542
       Weighted-average note rate                         5.82%         5.84%         5.93%
       Weighted-average servicing fee                   31 bps        31 bps        32 bps
       Weighted-average age in months                       18            17            16
       Default rate(3)                                    3.96%         3.60%         3.15%

MORTGAGE BANKING PERSONNEL (FTES)

NCMC:
  Loan origination - commission                          2,640         2,649         2,650
  Loan origination - non-commission                      2,917         3,035         2,937
                                                   -----------   -----------   -----------
    Total loan origination                               5,557         5,684         5,587
  Loan servicing                                           786           793           791
  Indirect production                                      977         1,016           976
  Corporate overhead and other                             337           307           324
                                                   -----------   -----------   -----------
      TOTAL NCMC FTES                                    7,657         7,800         7,678
                                                   ===========   ===========   ===========
FIRST FRANKLIN:
  Loan origination - commission                            662           616           544
  Loan origination - non-commission                      1,461         1,296         1,148
                                                   -----------   -----------   -----------
    Total loan origination                               2,123         1,912         1,692
  Indirect production                                      196           182           177
  Corporate overhead and other                             162           147           143
                                                   -----------   -----------   -----------
      TOTAL FIRST FRANKLIN FTES                          2,481         2,241         2,012
                                                   ===========   ===========   ===========

                                                                            2003
                                                   -----------------------------------------------------
                                                      4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                                      -------       -------       -------       -------
NCMC SERVICING  DATA

Rollforward of servicing portfolio (UPB):
Beginning balance                                   $   129,127   $   119,894   $   112,358   $   101,858
Additions                                                21,824        33,140        26,954        25,400
Repayments                                               (8,634)      (22,067)      (20,673)      (14,696)
Other reductions(1)                                      (1,171)       (1,840)        1,255          (204)
                                                    -----------   -----------   -----------   -----------
Ending balance                                      $   141,146   $   129,127   $   119,894   $   112,358
                                                    ===========   ===========   ===========   ===========
Servicing portfolio composition (UPB):
   Conventional                                     $    89,766   $    80,160   $    74,842   $    67,549
   Government                                            25,439        24,323        23,760        23,405
   Jumbo and other                                       25,941        24,644        21,292        21,404
                                                    -----------   -----------   -----------   -----------
  TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES   $   141,146   $   129,127   $   119,894   $   112,358
                                                    ===========   ===========   ===========   ===========
NATIONAL SERVICER RANKING(2)                                  9             9             9             9

SERVICING PORTFOLIO METRICS:
       Number of loans                                1,010,980       948,789       907,969       871,150
       Average loan size                            $   139,613   $   136,097   $   132,046   $   128,977
       Weighted-average note rate                          5.98%         6.09%         6.36%         6.58%
       Weighted-average servicing fee                    33 bps        33 bps        34 bps        34 bps
       Weighted-average age in months                        15            15            16            18
       Default rate(3)                                     4.00%         4.13%         4.29%         4.64%

MORTGAGE BANKING PERSONNEL (FTES)

NCMC:
  Loan origination - commission                           2,631         2,608         2,550         2,421
  Loan origination - non-commission                       3,145         3,523         3,510         3,121
                                                    -----------   -----------   -----------   -----------
    Total loan origination                                5,776         6,131         6,060         5,542
  Loan servicing                                            745           713           706           675
  Indirect production                                       999         1,030           997           957
  Corporate overhead and other                              332           317           316           318
                                                    -----------   -----------   -----------   -----------
      TOTAL NCMC FTES                                     7,852         8,191         8,079         7,492
                                                    ===========   ===========   ===========   ===========
FIRST FRANKLIN:
  Loan origination - commission                             506           474           405           369
  Loan origination - non-commission                       1,140           961           808           771
                                                    -----------   -----------   -----------   -----------
    Total loan origination                                1,646         1,435         1,213         1,140
  Indirect production                                       173           160           152           149
  Corporate overhead and other                              124           126           110           110
                                                    -----------   -----------   -----------   -----------
      TOTAL FIRST FRANKLIN FTES                           1,943         1,721         1,475         1,399
                                                    ===========   ===========   ===========   ===========

                                                                                    NINE MONTHS ENDED
                                                             2002                     SEPTEMBER 30,
                                                    -------------------------   -------------------------
                                                     4TH QTR        3RD QTR       2004           2003
                                                     -------        -------       ----           ----
NCMC SERVICING  DATA

Rollforward of servicing portfolio (UPB):
Beginning balance                                   $    98,439   $    94,550   $   141,146   $   101,858
Additions                                                20,012        14,495        46,189        85,494
Repayments                                              (16,380)       (9,944)      (31,127)      (57,436)
Other reductions(1)                                        (213)         (662)       (5,879)         (789)
                                                    -----------   -----------   -----------   -----------
Ending balance                                      $   101,858   $    98,439   $   150,329   $   129,127
                                                    ===========   ===========   ===========   ===========
Servicing portfolio composition (UPB):
   Conventional                                     $    61,044   $    60,013
   Government                                            22,060        22,163
   Jumbo and other                                       18,754        16,263
                                                    -----------   -----------
  TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES   $   101,858   $    98,439
                                                    ===========   ===========
NATIONAL SERVICER RANKING(2)                                  8            10

SERVICING PORTFOLIO METRICS:
       Number of loans                                  818,412       810,133
       Average loan size                            $   124,458   $   121,510
       Weighted-average note rate                          6.78%         6.97%
       Weighted-average servicing fee                    35 bps        35 bps
       Weighted-average age in months                        19            21
       Default rate(3)                                     5.29%         4.69%

MORTGAGE BANKING PERSONNEL (FTES)

NCMC:
  Loan origination - commission                           1,915         1,810
  Loan origination - non-commission                       3,373         3,036
                                                    -----------   -----------
    Total loan origination                                5,288         4,846
  Loan servicing                                            645           598
  Indirect production                                       898           848
  Corporate overhead and other                              325           331
                                                    -----------   -----------
      TOTAL NCMC FTES                                     7,156         6,623
                                                    ===========   ===========
FIRST FRANKLIN:
  Loan origination - commission                             366           347
  Loan origination - non-commission                         682           579
                                                    -----------   -----------
    Total loan origination                                1,048           926
  Indirect production                                       130           126
  Corporate overhead and other                              113           114
                                                    -----------   -----------
      TOTAL FIRST FRANKLIN FTES                           1,291         1,166
                                                    ===========   ===========

(1) Primarily represents foreclosure liquidations, GNMA early buyout sales, bulk servicing sales and loan repurchases.

(2) Source: Inside Mortgage Finance. Represents rank of the Corporation's mortgage banking subsidiary, National City Mortgage Co. The current quarter ranking is not yet available.

(3) Mortgage loans greater than 30 days past due

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
          FIRST FRANKLIN LOAN ORIGINATION AND PORTFOLIO STATISTICS(1)
                                ($ IN MILLIONS)


                                                                2004                                      2003
                                                  --------------------------------    --------------------------------------------
                                                  3RD QTR     2ND QTR     1ST QTR     4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                  -------     -------     -------     -------     -------     -------     -------
PRODUCTION DATA
ORIGINATIONS:

  Total First Franklin originations               $  7,743    $  8,782    $  5,673    $  6,203    $  6,051    $  4,396    $  3,488
  Weighted-average note rate                          7.05%       6.66%       6.72%       6.99%       6.86%       7.14%       7.36%
  Weighted-average credit score(2)                     653         658         651         653         660         657         657

SALES:
  Total sales of First Franklin loans to
    third parties                                 $  5,566    $  4,887    $  4,433    $  2,379    $  2,543    $  2,164    $  1,851
  Total production revenue                             128         165         141          65          95          88          69
  Gain on sale(3)                                     3.39%       4.42%       4.10%       4.03%       4.50%       4.77%       4.52%

PORTFOLIO STATISTICS(4)

Period-end portfolio balance                      $ 18,116    $ 16,714    $ 15,627    $ 15,137    $ 13,183    $ 11,496    $ 10,434
Average portfolio balance                           17,497      16,236      15,376      14,219      12,290      11,000      10,004
Weighted-average note rate                            6.84%       6.84%       7.06%       7.19%       7.43%       7.70%       7.81%
Weighted-average loan size                        $124,399    $131,240    $126,960    $127,556    $124,772    $126,390    $136,113
Weighted-average credit score(2)(5)                    650         649         648         649         648         645         645
First-lien weighted-average loan-to-value
  ratio(6)                                           77.80%      77.85%      77.84%      77.89%      77.82%      78.56%      79.83%

BY LOAN PURPOSE:
  Purchase                                              69%         69%         69%         69%         69%         69%         69%
  Cash out refinancing                                  24%         24%         24%         24%         24%         24%         24%
  Rate and term refinancing                              7%          7%          7%          7%          7%          7%          7%

PERCENTAGE OF FIRST FRANKLIN PORTFOLIO LOANS
   REPRESENTED BY:
  Owner occupied                                        96%         96%         96%         96%         97%         97%         97%
  Adjustable-rate loans                                 69%         70%         68%         68%         65%         67%         72%
  Second lien(7)                                        10%          7%          8%          8%          8%          6%          2%

GEOGRAPHIC MIX - TOP FIVE STATES
  California                                            40%         42%         44%         45%         46%         46%         47%
  Florida                                                7%          7%          6%          6%          6%          6%          6%
  Texas                                                  4%          4%          4%          4%          -           -           -
  Oregon                                                 4%          4%          4%          4%          4%          4%          4%
  Washington                                             4%          4%          4%          4%          4%          4%          3%
  Ohio                                                   -           -           -           -           3%          4%          4%

NET CHARGE-OFFS                                   $      6    $      6    $      6    $      5    $      5    $      5    $      6

NET CHARGE-OFFS AS A PERCENTAGE OF AVERAGE
  PORTFOLIO LOANS                                      .14%        .14%        .16%        .13%        .17%        .18%        .23%

NONPERFORMING ASSETS:
  Nonperforming loans                             $     54    $     55    $     55    $     51    $     49    $     47    $     44
  Other real estate owned                               42          38          39          33          34          30          34
                                                  --------    --------    --------    --------    --------    --------    --------
     Total                                        $     96    $     93    $     94    $     84    $     83    $     77    $     78
                                                  ========    ========    ========    ========    ========    ========    ========
NONPERFORMING ASSETS TO TOTAL FIRST FRANKLIN
  PORTFOLIO LOANS AND OTHER REAL ESTATE OWNED          .53%        .55%        .60%        .55%        .63%        .67%        .75%

Loans 90+ days past due                           $    265    $    252    $    235    $    225    $    210    $    196    $    189

DELINQUENCY RATE                                      6.53%       6.42%       5.97%       6.64%       6.44%       7.04%       6.89%

                                                                               NINE MONTHS ENDED
                                                             2002                SEPTEMBER 30,
                                                     --------------------    --------------------
                                                     4TH QTR     3RD QTR       2004        2003
                                                     -------     -------       ----        ----
PRODUCTION DATA
ORIGINATIONS:

  Total First Franklin originations                  $  3,606    $  2,706    $ 22,198    $ 13,935
  Weighted-average note rate                             7.42%       8.00%       6.80%       7.07%
  Weighted-average credit score(2)                        658         659         655         657

SALES:
  Total sales of First Franklin loans to
    third parties                                    $  1,810    $    867    $ 14,886    $  6,558
  Total production revenue                                 69          27         434         252
  Gain on sale(3)                                        5.58%       5.00%       3.94%       4.60%

PORTFOLIO STATISTICS(4)

Period-end portfolio balance                         $  9,370    $  8,733
Average portfolio balance                               8,959       8,167    $ 16,457    $ 11,106
Weighted-average note rate                               8.03%       8.29%
Weighted-average loan size                           $138,902    $137,913
Weighted-average credit score(2)(5)                       646         644
First-lien weighted-average loan-to-value
  ratio(6)                                              78.83%      78.89%

BY LOAN PURPOSE:
  Purchase                                                 71%         72%
  Cash out refinancing                                     23%         22%
  Rate and term refinancing                                 6%          6%

PERCENTAGE OF FIRST FRANKLIN PORTFOLIO LOANS
   REPRESENTED BY:
  Owner occupied                                           97%         97%
  Adjustable-rate loans                                    74%         77%
  Second lien(7)                                            1%          1%

GEOGRAPHIC MIX - TOP FIVE STATES
  California                                               48%         49%
  Florida                                                   6%          6%
  Texas                                                     -           -
  Oregon                                                    4%          4%
  Washington                                                3%          3%
  Ohio                                                      4%          4%

NET CHARGE-OFFS                                      $      5    $      4    $     18    $     16

NET CHARGE-OFFS AS A PERCENTAGE OF AVERAGE
  PORTFOLIO LOANS                                         .22%        .19%        .14%        .19%

NONPERFORMING ASSETS:
  Nonperforming loans                                $     44    $     46
  Other real estate owned                                  34          30
                                                     --------    --------
     Total                                           $     78    $     76
                                                     ========    ========
NONPERFORMING ASSETS TO TOTAL FIRST FRANKLIN
  PORTFOLIO LOANS AND OTHER REAL ESTATE OWNED             .83%        .87%

Loans 90+ days past due                              $    184    $    170

DELINQUENCY RATE                                         7.76%       6.61%

(1) First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.

(3) Represents gross gain on external sales as a percentage of dollar value of loans sold. These gains are included in total production revenue.

(4) Represents statistics on First Franklin loans retained in the residential real estate portfolio.

(5) Based upon most recent available FICO(R) score for borrowers. FICO(R) scores are updated quarterly.

(6) Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(7) Second lien positions are insured by third-party mortgage insurance providers between 3 and 10 percent of the insured loan pool balance. Second lien positions are not included in the loan-to-value calculations.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                        HOME EQUITY PORTFOLIO STATISTICS
                                 ($ IN MILLIONS)

                                                                          2004
                                                             -----------------------------
                                                             3RD QTR    2ND QTR    1ST QTR
                                                             -------    -------    -------
HOME EQUITY LINES OF CREDIT (HELOC)

PERIOD-END BALANCES BY LINE OF BUSINESS:
  Wholesale Banking                                          $     2    $     8    $     5
  Consumer and Small Business Financial Services               7,706      6,056      5,770
  National Consumer Finance - National Home Equity             8,896      7,079      5,618
  Asset Management                                               631        610        600
                                                             -------    -------    -------
TOTAL PERIOD-END BALANCES HELOCS(1)                          $17,235    $13,753    $11,993
                                                             =======    =======    =======

STATISTICS BY LINE OF BUSINESS FOR SIGNIFICANT PORTFOLIOS:
  Consumer and Small Business Financial Services
     Weighted-average note rate                                 4.69%      4.34%      4.34%
     Weighted-average credit score(2)(3)                         719        723        721
     Weighted-average cumulative loan-to-value ratio(4)        72.69%     71.36%     71.22%
     Utilization rate                                             40%        42%        42%
     Net charge-offs                                         $     3    $     3    $     3
     Loans 90 days past due                                        8          6          7

  National Consumer Finance - National Home Equity
     Weighted-average note rate                                 4.74%      4.31%      4.35%
     Weighted-average credit score(2)(3)                         723        722        717
     Weighted-average cumulative loan-to-value ratio(4)        80.92%     81.03%     81.18%
     Utilization rate                                             59%        53%        53%
     Net charge-offs                                         $     1    $     1    $     1
     Loans 90 days past due                                        1          1          1

HOME EQUITY INSTALLMENT LOANS (HELOAN)(5)(6)

PERIOD-END BALANCES BY LINE OF BUSINESS:
  Wholesale Banking                                          $    56    $    32    $     5
  Consumer and Small Business Financial Services               3,969      3,726      3,622
  National Consumer Finance - National Home Equity             1,564      1,500      1,414
  Asset Management                                                97         93         91
                                                             -------    -------    -------
TOTAL PERIOD-END BALANCES HELOANS(1)                         $ 5,686    $ 5,351    $ 5,132
                                                             =======    =======    =======

STATISTICS BY LINE OF BUSINESS FOR SIGNIFICANT PORTFOLIOS:

  Consumer and Small Business Financial Services
     Weighted-average note rate                                 6.63%      6.72%      6.82%
     Weighted-average credit score(2)(3)                         716        714        713
     Weighted-average cumulative loan-to-value ratio(4)        69.78%     69.96%     69.72%
     Net charge-offs                                         $     4    $     5    $     4
     Loans 90 days past due                                        5          4          5

  National Consumer Finance  - National Home Equity
     Weighted-average note rate                                 7.02%      6.99%      7.07%
     Weighted-average credit score(2)(3)                         723        722        721
     Weighted-average cumulative loan-to-value ratio(4)        89.54%     89.61%     89.55%
     Net charge-offs                                               -          -          -
     Loans 90 days past due                                        -          -          -

                                                                                2003                      2002
                                                             ----------------------------------------    -------
                                                             4TH QTR    3RD QTR    2ND QTR    1ST QTR    4TH QTR
                                                             -------    -------    -------    -------    -------
HOME EQUITY LINES OF CREDIT (HELOC)

PERIOD-END BALANCES BY LINE OF BUSINESS:
  Wholesale Banking                                          $     6    $     1    $     1    $     1    $     1
  Consumer and Small Business Financial Services               5,662      5,514      5,339      5,166      5,259
  National Consumer Finance - National Home Equity             4,676      3,951      3,209      2,678      2,268
  Asset Management                                               597        605        575        548        534
                                                             -------    -------    -------    -------    -------
TOTAL PERIOD-END BALANCES HELOCS(1)                          $10,941    $10,071    $ 9,124    $ 8,393    $ 8,062
                                                             =======    =======    =======    =======    =======

STATISTICS BY LINE OF BUSINESS FOR SIGNIFICANT PORTFOLIOS:
  Consumer and Small Business Financial Services
     Weighted-average note rate                                 4.33%      4.20%      4.39%      4.53%      4.96%
     Weighted-average credit score(2)(3)                         722        723        722        722        720
     Weighted-average cumulative loan-to-value ratio(4)        71.21%     71.15%     71.47%     71.81%     72.07%
     Utilization rate                                             41%        41%        40%        40%        40%
     Net charge-offs                                         $     4    $     3    $     3    $     4    $     4
     Loans 90 days past due                                        7          7          6          6          7

  National Consumer Finance - National Home Equity
     Weighted-average note rate                                 4.33%      4.32%      4.56%      4.55%      4.86%
     Weighted-average credit score(2)(3)                         721        721        721        723        720
     Weighted-average cumulative loan-to-value ratio(4)        82.23%     81.24%     81.00%     80.74%     80.55%
     Utilization rate                                             51%        49%        49%        51%        52%
     Net charge-offs                                               -    $     1    $     1          -          -
     Loans 90 days past due                                  $     1          -          1    $     1          -

HOME EQUITY INSTALLMENT LOANS (HELOAN)(5)(6)

PERIOD-END BALANCES BY LINE OF BUSINESS:
  Wholesale Banking                                          $     5    $     5    $     6    $     7    $     8
  Consumer and Small Business Financial Services               3,564      3,452      2,768      2,382      2,303
  National Consumer Finance - National Home Equity             1,339      1,160      1,055        975        935
  Asset Management                                                90         92         96        104        105
                                                             -------    -------    -------    -------    -------
TOTAL PERIOD-END BALANCES HELOANS(1)                         $ 4,998    $ 4,709    $ 3,925    $ 3,468    $ 3,351
                                                             =======    =======    =======    =======    =======

STATISTICS BY LINE OF BUSINESS FOR SIGNIFICANT PORTFOLIOS:

  Consumer and Small Business Financial Services
     Weighted-average note rate                                 6.89%      6.99%      7.56%      8.13%      8.41%
     Weighted-average credit score(2)(3)                         714        714        714        708        706
     Weighted-average cumulative loan-to-value ratio(4)        69.67%     69.38%     68.83%     68.06%     68.23%
     Net charge-offs                                         $     5    $     4    $     5    $     4    $     4
     Loans 90 days past due                                        5          4          5          4          3

  National Consumer Finance  - National Home Equity
     Weighted-average note rate                                 7.13%      7.33%      7.69%      7.94%      8.25%
     Weighted-average credit score(2)(3)                         721        719        720        721        721
     Weighted-average cumulative loan-to-value ratio(4)        90.19%     89.44%     89.27%     89.05%     88.96%
     Net charge-offs                                               -    $     1    $     1    $     1          -
     Loans 90 days past due                                        -          1          1          1          -

(1) Excludes balances from First Franklin and any remaining loans originated by the former Altegra unit. First Franklin portfolio balances and statistics are included in the First Franklin Loan Origination and Portfolio Statistics section on page 27.

(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.

(3) Based upon most recent available FICO(R) score for borrowers. FICO(R) scores are updated quarterly.

(4) Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.

(5) Represents installment loans collateralized by real estate whereby National City has a first or second lien position.

(6) HELOANs are included in the real estate residential portfolio on the consolidated balance sheet. Prior to December 31, 2002, HELOANs were included in the other consumer portfolio on the consolidated balance sheet.

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ in thousands)

                                                       2004                                            2003
                                        ------------------------------------   ---------------------------------------------------
                                         3RD QTR      2ND QTR      1ST QTR      4TH QTR      3RD QTR      2ND QTR       1ST QTR
                                        ------------------------------------   ---------------------------------------------------
CONSUMER AND SMALL BUSINESS
  FINANCIAL SERVICES

Net interest income (TE)                $  532,126   $  501,783   $  495,625   $  499,002   $  497,354    $  492,039    $  488,725
Provision for loan losses                   71,517       75,017       75,323       89,694       73,408        73,761        70,465
                                        ----------   ----------   ----------   ----------   ----------    ----------    ----------
Net interest income after provision        460,609      426,766      420,302      409,308      423,946       418,278       418,260
Noninterest income                         285,166      214,920      180,303      178,973      180,240       180,339       161,689
Noninterest expense                        455,368      370,589      352,799      355,441      335,946       328,321       352,511
                                        ----------   ----------   ----------   ----------   ----------    ----------    ----------
Income before taxes                        290,407      271,097      247,806      232,840      268,240       270,296       227,438
Income tax expense and TE adjustment       111,939      102,774       93,671       88,014      101,395       102,172        85,972
                                        ----------   ----------   ----------   ----------   ----------    ----------    ----------
Net income                              $  178,468   $  168,323   $  154,135   $  144,826   $  166,845    $  168,124    $  141,466
                                        ==========   ==========   ==========   ==========   ==========    ==========    ==========
UNUSUAL ITEMS (PRETAX)
Auto lease residual recovery (charge)   $    3,103   $    1,332            -   $    1,579   $    9,574             -   ($   25,255)
                                        ----------   ----------   ----------   ----------   ----------    ----------    ----------
Total                                   $    3,103   $    1,332            -   $    1,579   $    9,574             -   ($   25,255)
                                        ==========   ==========   ==========   ==========   ==========    ==========    ==========
UNUSUAL ITEMS (AFTER TAX)
Auto lease residual recovery (charge)   $    2,017   $      866            -   $    1,026   $    6,223             -   ($   16,416)
                                        ----------   ----------   ----------   ----------   ----------    ----------    ----------
Total                                   $    2,017   $      866            -   $    1,026   $    6,223             -   ($   16,416)
                                        ==========   ==========   ==========   ==========   ==========    ==========    ==========
Average assets (in millions)            $   31,169   $   27,179   $   27,033   $   27,083   $   26,420    $   25,700    $   25,785
Average equity (in millions)                 3,321        2,664        2,551        2,562        2,523         2,470         2,424
Return on average assets                      2.28%        2.49%        2.29%        2.12%        2.51%         2.62%         2.23%
Return on average equity                     21.38        25.41        24.31        22.43        26.23         27.31         23.67
Efficiency ratio                             55.72        51.71        52.19        52.43        49.58         48.83         54.20

WHOLESALE BANKING
Net interest income (TE)                $  347,180   $  277,126   $  257,050   $  258,782   $  266,758    $  264,730    $  259,494
Provision (benefit) for loan losses         31,244       (6,445)      10,598       80,787       39,820       104,349       115,761
                                        ----------   ----------   ----------   ----------   ----------    ----------    ----------
Net interest income after provision        315,936      283,571      246,452      177,995      226,938       160,381       143,733
Noninterest income                         140,816      103,656       99,435       78,419      100,833        60,132        86,637
Noninterest expense                        186,890      126,086      123,876      126,863      121,604       120,826       136,966
                                        ----------   ----------   ----------   ----------   ----------    ----------    ----------
Income before taxes                        269,862      261,141      222,011      129,551      206,167        99,687        93,404
Income tax expense and TE adjustment       102,110       97,829       82,743       48,663       76,703        38,244        34,554
                                        ----------   ----------   ----------   ----------   ----------    ----------    ----------
Net income                              $  167,752   $  163,312   $  139,268   $   80,888   $  129,464    $   61,443    $   58,850
                                        ==========   ==========   ==========   ==========   ==========    ==========    ==========
UNUSUAL ITEMS (PRETAX)
Commercial lease residual charge                 -            -            -            -            -   ($      121)  ($   15,877)
Principal investment gains (losses)     $   19,070   $   17,496   $   22,906   $       89   $   16,860       (16,388)        6,464
                                        ----------   ----------   ----------   ----------   ----------    ----------    ----------
Total                                   $   19,070   $   17,496   $   22,906   $       89   $   16,860   ($   16,509)  ($    9,413)
                                        ==========   ==========   ==========   ==========   ==========    ==========    ==========
UNUSUAL ITEMS (AFTER TAX)
Commercial lease residual charge                 -            -            -            -            -   ($       79)  ($   10,320)
Principal investment gains (losses)     $   12,396   $   11,372   $   14,889   $       58   $   10,959       (10,652)        4,202
                                        ----------   ----------   ----------   ----------   ----------    ----------    ----------
Total                                   $   12,396   $   11,372   $   14,889   $       58   $   10,959   ($   10,731)  ($    6,118)
                                        ==========   ==========   ==========   ==========   ==========    ==========    ==========
Average assets (in millions)            $   40,118   $   31,303   $   29,062   $   29,620   $   30,646    $   31,225    $   31,200
Average equity (in millions)                 4,585        2,894        2,618        2,648        2,697         2,721         2,727
Return on average assets                      1.66%        2.10%        1.93%        1.08%        1.68%          .79%          .76%
Return on average equity                     14.56        22.70        21.40        12.12        19.04          9.06          8.75
Efficiency ratio                             38.30        33.11        34.75        37.62        33.08         37.19         39.57

                                                 YTD
                                        ------------------------
                                          2004          2003
                                        ------------------------
CONSUMER AND SMALL BUSINESS
  FINANCIAL SERVICES

Net interest income (TE)                $1,529,534    $1,478,118
Provision for loan losses                  221,857       217,634
                                        ----------    ----------
Net interest income after provision      1,307,677     1,260,484
Noninterest income                         680,389       522,268
Noninterest expense                      1,178,756     1,016,778
                                        ----------    ----------
Income before taxes                        809,310       765,974
Income tax expense and TE adjustment       308,384       289,539
                                        ----------    ----------
Net income                              $  500,926    $  476,435
                                        ==========    ==========
UNUSUAL ITEMS (PRETAX)
Auto lease residual recovery (charge)   $    4,435   ($   15,681)
                                        ----------    ----------
Total                                   $    4,435   ($   15,681)
                                        ==========    ==========
UNUSUAL ITEMS (AFTER TAX)
Auto lease residual recovery (charge)   $    2,883   ($   10,193)
                                        ----------    ----------
Total                                   $    2,883   ($   10,193)
                                        ==========    ==========
Average assets (in millions)            $   28,470    $   25,971
Average equity (in millions)                 2,847         2,473
Return on average assets                      2.35%         2.45%
Return on average equity                     23.50         25.76
Efficiency ratio                             53.34         50.83

WHOLESALE BANKING
Net interest income (TE)                $  881,356    $  790,982
Provision (benefit) for loan losses         35,397       259,930
                                        ----------    ----------
Net interest income after provision        845,959       531,052
Noninterest income                         343,907       247,602
Noninterest expense                        436,852       379,396
                                        ----------    ----------
Income before taxes                        753,014       399,258
Income tax expense and TE adjustment       282,682       149,501
                                        ----------    ----------
Net income                              $  470,332    $  249,757
                                        ==========    ==========
UNUSUAL ITEMS (PRETAX)
Commercial lease residual charge                 -   ($   15,998)
Principal investment gains (losses)     $   59,472         6,936
                                        ----------    ----------
Total                                   $   59,472   ($    9,062)
                                        ==========    ==========
UNUSUAL ITEMS (AFTER TAX)
Commercial lease residual charge                 -   ($   10,399)
Principal investment gains (losses)     $   38,657         4,509
                                        ----------    ----------
Total                                   $   38,657   ($    5,890)
                                        ==========    ==========
Average assets (in millions)            $   33,519    $   31,022
Average equity (in millions)                 3,370         2,715
Return on average assets                      1.87%         1.08%
Return on average equity                     18.64         12.30
Efficiency ratio                             35.65         36.53

                                   UNAUDITED

                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ in thousands)

                                                           2004                                           2003
                                          -----------------------------------   ---------------------------------------------------
                                           3RD QTR      2ND QTR      1ST QTR       4TH QTR      3RD QTR      2ND QTR       1ST QTR
                                          -----------------------------------   ---------------------------------------------------
NATIONAL CITY MORTGAGE CO.(1)

Net interest income (TE)                  $  124,538   $  160,732  $  141,638   $  203,097    $  327,452    $  281,174   $  284,376
(Benefit) provision for loan losses           (1,324)       2,753       4,498          212        (2,520)       (3,075)      11,148
                                          ----------   ----------  ----------   ----------    ----------    ----------   ----------
Net interest income after provision          125,862      157,979     137,140      202,885       329,972       284,249      273,228
Noninterest income                           258,053       50,107     458,985      405,084      (101,885)      357,429      577,602
Noninterest expense                          160,256      181,975     155,317      171,130       229,127       199,880      173,158
                                          ----------   ----------  ----------   ----------    ----------    ----------   ----------
Income (loss) before taxes                   223,659       26,111     440,808      436,839        (1,040)      441,798      677,672
Income tax expense and TE adjustment          84,978        9,910     167,494      173,832           722       177,698      266,316
                                          ----------   ----------  ----------   ----------    ----------    ----------   ----------
Net income (loss)                         $  138,681   $   16,201  $  273,314   $  263,007   ($    1,762)   $  264,100   $  411,356
                                          ==========   ==========  ==========   ==========    ==========    ==========   ==========
Average assets (in millions)              $   14,822   $   17,494  $   16,386   $   21,539    $   32,778    $   30,297   $   28,868
Average equity (in millions)                     782          784         783          779           784           788          794
Return on average assets                        3.72%         .37%       6.71%        4.84%         (.02)%        3.50%        5.78%
Return on average equity                       70.54         8.31      140.44       134.00          (.89)       134.38       210.05
Efficiency ratio                               41.89        86.31       25.86        28.14        101.58         31.30        20.09

NATIONAL CONSUMER FINANCE(1)

Net interest income (TE)                  $  321,303   $  278,732  $  258,261   $  186,396    $  220,393    $  193,306   $  171,174
Provision (benefit) for loan losses           20,099       10,406      11,061       (3,728)       16,753        28,504       19,338
                                          ----------   ----------  ----------   ----------    ----------    ----------   ----------
Net interest income after provision          301,204      268,326     247,200      190,124       203,640       164,802      151,836
Noninterest income                           125,293      157,226     135,551       57,504        91,938        87,594       68,160
Noninterest expense                          149,858      140,179     119,427      101,243        93,156        74,190       73,113
                                          ----------   ----------  ----------   ----------    ----------    ----------   ----------
Income before taxes                          276,639      285,373     263,324      146,385       202,422       178,206      146,883
Income tax expense and TE adjustment         104,570      107,871      99,536       55,334        76,515        67,362       55,522
                                          ----------   ----------  ----------   ----------    ----------    ----------   ----------
Net income                                $  172,069   $  177,502  $  163,788   $   91,051    $  125,907    $  110,844   $   91,361
                                          ==========   ==========  ==========   ==========    ==========    ==========   ==========
Average assets (in millions)              $   31,502   $   27,162  $   24,344   $   22,921    $   20,216    $   18,008   $   16,361
Average equity (in millions)                   1,723        1,368       1,283        1,324         1,110         1,022          952
Return on average assets                        2.17%        2.63%       2.71%        1.58%         2.47%         2.47%        2.26%
Return on average equity                       39.74        52.20       51.33        27.29         44.99         43.39        38.90
Efficiency ratio                               33.56        32.15       30.33        41.51         29.83         26.41        30.55

                                                   YTD
                                          -----------------------
                                             2004         2003
                                          -----------------------
NATIONAL CITY MORTGAGE CO.(1)

Net interest income (TE)                  $  426,908   $  893,002
(Benefit) provision for loan losses            5,927        5,553
                                          ----------   ----------
Net interest income after provision          420,981      887,449
Noninterest income                           767,145      833,146
Noninterest expense                          497,548      602,165
                                          ----------   ----------
Income (loss) before taxes                   690,578    1,118,430
Income tax expense and TE adjustment         262,382      444,736
                                          ----------   ----------
Net income (loss)                         $  428,196   $  673,694
                                          ==========   ==========
Average assets (in millions)              $   16,229   $   30,662
Average equity (in millions)                     783          789
Return on average assets                        3.52%        2.94%
Return on average equity                       73.04       114.19
Efficiency ratio                               41.67        34.88

NATIONAL CONSUMER FINANCE(1)

Net interest income (TE)                  $  858,296   $  584,873
Provision (benefit) for loan losses           41,566       64,595
                                          ----------   ----------
Net interest income after provision          816,730      520,278
Noninterest income                           418,070      247,692
Noninterest expense                          409,464      240,459
                                          ----------   ----------
Income before taxes                          825,336      527,511
Income tax expense and TE adjustment         311,977      199,399
                                          ----------   ----------
Net income                                $  513,359   $  328,112
                                          ==========   ==========
Average assets (in millions)              $   27,683   $   18,209
Average equity (in millions)                   1,459        1,029
Return on average assets                        2.48%        2.41%
Return on average equity                       47.01        42.63
Efficiency ratio                               32.08        28.88

(1) Effective January 1, 2004, National City Mortgage Co., formerly a business unit within National Consumer Finance, was designated as a separate line of business. National Consumer Finance now includes only National Home Equity, First Franklin, National City Warehouse Resources, and Provident PCFS. Prior periods have been restated to reflect this change.

                                   UNAUDITED

                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ in thousands)

                                                           2004                                          2003
                                          -----------------------------------   --------------------------------------------------
                                            3RD QTR      2ND QTR     1ST QTR      4TH QTR     3RD QTR       2ND QTR      1ST QTR
                                          -----------------------------------   --------------------------------------------------
NATIONAL CONSUMER FINANCE
    DIVISIONAL RESULTS:

FIRST FRANKLIN ORIGINATION, SALES,
    AND PORTFOLIO(1)

Net interest income (TE)                  $  232,657   $  223,280   $  210,517   $  160,411   $  188,834   $  165,776   $  147,555
Provision (benefit) for loan losses           19,047        9,353       10,464       (7,260)      14,964       26,913       18,396
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net interest income after provision          213,610      213,927      200,053      167,671      173,870      138,863      129,159
Noninterest income                           131,309      168,128      143,813       62,264       96,584       90,576       70,142
Noninterest expense                          118,571      125,857      107,029       91,996       84,509       66,550       66,206
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Income before taxes                          226,348      256,198      236,837      137,939      185,945      162,889      133,095
Income tax expense and TE adjustment          85,559       96,843       89,524       52,141       70,287       61,572       50,310
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net income                                $  140,789   $  159,355   $  147,313   $   85,798   $  115,658   $  101,317   $   82,785
                                          ==========   ==========   ==========   ==========   ==========   ==========   ==========
Average assets (in millions)              $   20,927   $   19,513   $   17,958   $   17,395   $   15,588   $   14,050   $   12,924
Average equity (in millions)                   1,155        1,115        1,069        1,138          954          888          834
Return on average assets                        2.68%        3.28%        3.30%        1.96%        2.94%        2.89%        2.60%
Return on average equity                       48.51        57.49        55.43        29.93        48.10        45.76        40.22
Efficiency ratio                               32.58        32.15        30.21        41.31        29.61        25.96        30.41

NATIONAL HOME EQUITY

Net interest income (TE)                  $   67,817   $   55,452   $   47,744   $   25,985   $   31,559   $   27,530   $   23,619
Provision for loan losses                        927        1,053          597        3,532        1,789        1,591          942
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net interest income after provision           66,890       54,399       47,147       22,453       29,770       25,939       22,677
Noninterest income                           (15,642)     (10,902)      (8,262)      (4,760)      (4,646)      (2,982)      (1,982)
Noninterest expense                           15,039       14,322       12,398        9,247        8,647        7,640        6,907
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Income before taxes                           36,209       29,175       26,487        8,446       16,477       15,317       13,788
Income tax expense and TE adjustment          13,687       11,028       10,012        3,193        6,228        5,790        5,212
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net income                                $   22,522   $   18,147   $   16,475   $    5,253   $   10,249   $    9,527   $    8,576
                                          ==========   ==========   ==========   ==========   ==========   ==========   ==========
Average assets (in millions)              $    9,529   $    7,649   $    6,386   $    5,526   $    4,628   $    3,958   $    3,437
Average equity (in millions)                     311          253          214          186          156          134          118
Return on average assets                         .94%         .95%        1.04%         .38%         .88%         .97%        1.01%
Return on average equity                       28.79        28.87        30.89        11.18        25.99        28.44        29.54
Efficiency ratio                               28.82        32.15        31.40        43.57        32.13        31.12        31.92

OTHER(2)

Net interest income (TE)                  $   20,829            -            -            -            -            -            -
Provision for loan losses                        125            -            -            -            -            -            -
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net interest income after provision           20,704            -            -            -            -            -            -
Noninterest income                             9,626            -            -            -            -            -            -
Noninterest expense                           16,248            -            -            -            -            -            -
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Income before taxes                           14,082            -            -            -            -            -            -
Income tax expense and TE adjustment           5,324            -            -            -            -            -            -
                                          ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net income                                $    8,758            -            -            -            -            -            -
                                          ==========   ==========   ==========   ==========   ==========   ==========   ==========
Average assets (in millions)              $    1,046            -            -            -            -            -            -
Average equity (in millions)                     257            -            -            -            -            -            -
Return on average assets                        3.33%           -%           -%           -%           -%           -%           -%
Return on average equity                       13.57            -            -            -            -            -            -
Efficiency ratio                               53.35            -            -            -            -            -            -

                                                    YTD
                                           -----------------------
                                              2004         2003
                                           -----------------------
NATIONAL CONSUMER FINANCE
    DIVISIONAL RESULTS:

FIRST FRANKLIN ORIGINATION, SALES,
    AND PORTFOLIO(1)

Net interest income (TE)                   $  666,454   $  502,165
Provision (benefit) for loan losses            38,864       60,273
                                           ----------   ----------
Net interest income after provision           627,590      441,892
Noninterest income                            443,250      257,302
Noninterest expense                           351,457      217,265
                                           ----------   ----------
Income before taxes                           719,383      481,929
Income tax expense and TE adjustment          271,926      182,169
                                           ----------   ----------
Net income                                 $  447,457   $  299,760
                                           ==========   ==========
Average assets (in millions)               $   19,471   $   14,197
Average equity (in millions)                    1,113          893
Return on average assets                         3.07%        2.82%
Return on average equity                        53.70        44.90
Efficiency ratio                                31.67        28.61

NATIONAL HOME EQUITY

Net interest income (TE)                   $  171,013   $   82,708
Provision for loan losses                       2,577        4,322
                                           ----------   ----------
Net interest income after provision           168,436       78,386
Noninterest income                            (34,806)      (9,610)
Noninterest expense                            41,759       23,194
                                           ----------   ----------
Income before taxes                            91,871       45,582
Income tax expense and TE adjustment           34,727       17,230
                                           ----------   ----------
Net income                                 $   57,144   $   28,352
                                           ==========   ==========
Average assets (in millions)               $    7,861   $    4,012
Average equity (in millions)                      260          136
Return on average assets                          .97%         .94%
Return on average equity                        29.39        27.81
Efficiency ratio                                30.66        31.73

OTHER(2)

Net interest income (TE)                   $   20,829            -
Provision for loan losses                         125            -
                                           ----------   ----------
Net interest income after provision            20,704            -
Noninterest income                              9,626            -
Noninterest expense                            16,248            -
                                           ----------   ----------
Income before taxes                            14,082            -
Income tax expense and TE adjustment            5,324            -
                                           ----------   ----------
Net income                                 $    8,758            -
                                           ==========   ==========
Average assets (in millions)                      351            -
Average equity (in millions)                       86            -
Return on average assets                         3.33%           -%
Return on average equity                        13.57            -
Efficiency ratio                                53.35            -

(1)  Includes the Altegra and Loan Zone portfolios

(2) Includes results of National City Warehouse Resources and Provident PCFS

                                   UNAUDITED

                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ in thousands)

                                                       2004                                          2003
                                      -------------------------------------  -----------------------------------------------------
                                         3RD QTR      2ND QTR     1ST QTR      4TH QTR       3RD QTR       2ND QTR       1ST QTR
                                      -------------------------------------  -----------------------------------------------------
ASSET MANAGEMENT

Net interest income (TE)              $   29,755   $   26,583    $   26,271    $   26,425   $   26,144    $   25,930    $   25,051
(Benefit) provision for loan losses         (135)       1,421           228         2,032        1,286         2,733         1,584
                                      ----------   ----------    ----------    ----------   ----------    ----------    ----------
Net interest income after provision       29,890       25,162        26,043        24,393       24,858        23,197        23,467
Noninterest income                        83,156      160,199        92,652        85,027       86,870        91,588        82,706
Noninterest expense                       71,447       82,276        77,470        72,350       72,406        70,952        75,809
                                      ----------   ----------    ----------    ----------   ----------    ----------    ----------
Income before taxes                       41,599      103,085        41,225        37,070       39,322        43,833        30,364
Income tax expense and TE adjustment      15,724       38,966        15,582        14,012       14,864        16,569        11,477
                                      ----------   ----------    ----------    ----------   ----------    ----------    ----------
Net income                            $   25,875   $   64,119    $   25,643    $   23,058   $   24,458    $   27,264    $   18,887
                                      ==========   ==========    ==========    ==========   ==========    ==========    ==========
Average assets (in millions)          $    3,283   $    3,005    $    2,966    $    2,988   $    2,873    $    2,884    $    2,913
Average equity (in millions)                 484          398           391           381          379           374           372
Return on average assets                    3.14%        8.58%         3.48%         3.06%        3.38%         3.79%         2.63%
Return on average equity                   21.26        64.79         26.35         24.00        25.62         29.24         20.60
Efficiency ratio                           63.28        44.05         65.14         64.92        64.07         60.38         70.35

UNUSUAL ITEMS (PRETAX)
Gain on sale of Corporate Trust Bond
      Administration business                  -   $   65,246             -             -            -             -             -
                                      ----------   ----------    ----------    ----------   ----------    ----------    ----------
Total                                          -   $   65,246             -             -            -             -             -
                                      ==========   ==========    ==========    ==========   ==========    ==========    ==========
UNUSUAL ITEMS (AFTER TAX)
Gain on sale of Corporate Trust Bond
      Administration business                  -   $   42,410             -             -            -             -             -
                                      ----------   ----------    ----------    ----------   ----------    ----------    ----------
Total                                          -   $   42,410             -             -            -             -             -
                                      ==========   ==========    ==========    ==========   ==========    ==========    ==========

NATIONAL PROCESSING

Net interest income (TE)              $    1,340   $      986    $      895    $      916   $      787    $      865    $      683
Provision for loan losses                      -            -             -             -            -             -             -
                                      ----------   ----------    ----------    ----------   ----------    ----------    ----------
Net interest income after provision        1,340          986           895           916          787           865           683
Noninterest income                       133,481      132,334       121,991       135,281      124,881       113,590       106,123
Noninterest expense                      107,079      109,620       103,314       111,987      101,548        95,945        92,564
                                      ----------   ----------    ----------    ----------   ----------    ----------    ----------
Income before taxes                       27,742       23,700        19,572        24,210       24,120        18,510        14,242
Income tax expense and TE adjustment      10,979        9,314         7,608         9,371        9,811         7,444         5,695
                                      ----------   ----------    ----------    ----------   ----------    ----------    ----------
Net income                            $   16,763   $   14,386    $   11,964    $   14,839   $   14,309    $   11,066    $    8,547
                                      ==========   ==========    ==========    ==========   ==========    ==========    ==========
UNUSUAL ITEMS (PRETAX)
Severance and related charges                  -            -   ($       54)  ($      228)  $       65   ($      674)  ($       30)
                                      ----------   ----------    ----------    ----------   ----------    ----------    ----------
Total                                          -            -   ($       54)  ($      228)  $       65   ($      674)  ($       30)
                                      ==========   ==========    ==========    ==========   ==========    ==========    ==========
UNUSUAL ITEMS (AFTER TAX)
Severance and related charges                  -            -   ($       35)  ($      137)  $       39   ($      404)  ($       18)
                                      ----------   ----------    ----------    ----------   ----------    ----------    ----------
Total                                          -            -   ($       35)  ($      137)  $       39   ($      404)  ($       18)
                                      ==========   ==========    ==========    ==========   ==========    ==========    ==========
Average assets (in millions)          $      744   $      705    $      699    $      718   $      691    $      542    $      533
Average equity (in millions)                 554          538           523           503          481           466           455
Return on average assets                    8.96%        8.21%         6.89%         8.20%        8.21%         8.19%         6.50%
Return on average equity                   12.04        10.76          9.20         11.70        11.80          9.52          7.62
Efficiency ratio                           79.42        82.22         84.07         82.22        80.81         83.83         86.67


                                                    YTD
                                          ------------------------
                                              2004         2003
                                          ------------------------
ASSET MANAGEMENT

Net interest income (TE)                  $   82,609    $   77,125
(Benefit) provision for loan losses            1,514         5,603
                                          ----------    ----------
Net interest income after provision           81,095        71,522
Noninterest income                           336,007       261,164
Noninterest expense                          231,193       219,167
                                          ----------    ----------
Income before taxes                          185,909       113,519
Income tax expense and TE adjustment          70,272        42,910
                                          ----------    ----------
Net income                                $  115,637    $   70,609
                                          ==========    ==========
Average assets (in millions)              $    3,085    $    2,890
Average equity (in millions)                     425           375
Return on average assets                        5.01%         3.27%
Return on average equity                       36.36         25.18
Efficiency ratio                               55.23         64.79

UNUSUAL ITEMS (PRETAX)
Gain on sale of Corporate Trust Bond
      Administration business             $   65,246             -
                                          ----------    ----------
Total                                     $   65,246             -
                                          ==========    ==========
UNUSUAL ITEMS (AFTER TAX)
Gain on sale of Corporate Trust Bond
      Administration business             $   42,410             -
                                          ----------    ----------
Total                                     $   42,410             -
                                          ==========    ==========

NATIONAL PROCESSING

Net interest income (TE)                  $    3,221    $    2,335
Provision for loan losses                          -             -
                                          ----------    ----------
Net interest income after provision            3,221         2,335
Noninterest income                           387,806       344,594
Noninterest expense                          320,013       290,057
                                          ----------    ----------
Income before taxes                           71,014        56,872
Income tax expense and TE adjustment          27,901        22,950
                                          ----------    ----------
Net income                                $   43,113    $   33,922
                                          ==========    ==========
UNUSUAL ITEMS (PRETAX)

Severance and related charges            ($       54)  ($      639)
                                          ----------    ----------
Total                                    ($       54)  ($      639)
                                          ==========    ==========
UNUSUAL ITEMS (AFTER TAX)

Severance and related charges            ($       35)  ($      383)
                                          ----------    ----------
Total                                    ($       35)  ($      383)
                                          ==========    ==========
Average assets (in millions)              $      716    $      589
Average equity (in millions)                     538           468
Return on average assets                        8.04%         7.69%
Return on average equity                       10.70          9.70
Efficiency ratio                               81.84         83.61

                                   UNAUDITED

                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ in thousands)

                                                           2004                                          2003
                                         -------------------------------------   -------------------------------------------------
                                             3RD QTR      2ND QTR    1ST QTR      4TH QTR      3RD QTR       2ND QTR      1ST QTR
                                         -------------------------------------   -------------------------------------------------
PARENT AND OTHER

Net interest expense (TE)                ($  160,418) ($  179,162)  ($ 154,583)  ($ 132,713)  ($ 188,123)  ($ 155,796)  ($ 128,775)
Benefit related to loan losses               (22,969)     (22,364)     (19,201)     (21,006)     (21,700)     (23,125)     (18,063)
                                          ----------   ----------    ---------    ---------    ---------    ---------    ---------
Net interest expense after provision        (137,449)    (156,798)    (135,382)    (111,707)    (166,423)    (132,671)    (110,712)
Noninterest income                               689       47,835       28,780       50,396        7,042      121,240       20,569
Noninterest expense                          101,876       64,412       54,137      106,390       53,829      136,123      104,745
                                          ----------   ----------    ---------    ---------    ---------    ---------    ---------
Loss before taxes                           (238,636)    (173,375)    (160,739)    (167,701)    (213,210)    (147,554)    (194,888)
Income tax benefit and TE adjustment        (129,743)     (88,578)    (102,995)     (94,148)     (97,626)     (90,521)    (107,924)
                                          ----------   ----------    ---------    ---------    ---------    ---------    ---------
Net loss                                 ($  108,893) ($   84,797)  ($  57,744)  ($  73,553)  ($ 115,584)  ($  57,033)  ($  86,964)
                                          ==========   ==========    =========    =========    =========    =========    =========
UNUSUAL ITEMS (PRETAX)

Building lease termination penalty                 -            -            -            -            -   ($   8,738)           -
Severance and related charges            ($   17,094) ($    5,331)  ($   3,334)  ($   3,687)  ($   5,504)         166   ($  71,737)
Charitable foundation contribution                 -            -            -            -            -      (40,089)           -
Minority interest related to NPI charges           -            -            5           34          (10)         101            5
Bank stock fund gains                              -            -          103        7,512        1,045       31,874            -
                                          ----------   ----------    ---------    ---------    ---------    ---------    ---------
Total                                        (17,094) ($    5,331)  ($   3,226)   $   3,859   ($   4,469)  ($  16,686)  ($  71,732)
                                          ==========   ==========    =========    =========    =========    =========    =========
UNUSUAL ITEMS (AFTER TAX)

Building lease termination penalty                 -            -            -            -            -   ($   5,680)           -
Severance and related charges            ($   11,111) ($    3,465)  ($   2,167)  ($   2,396)  ($   3,578)         108   ($  46,629)
Charitable foundation contribution                              -            -            -            -      (26,058)           -
Minority interest related to NPI charges           -            -            5           34          (10)         101            5
Bank stock fund gains                              -            -           67        4,883          679       25,997            -
                                          ----------   ----------    ---------    ---------    ---------    ---------    ---------
Total                                    ($   11,111) ($    3,465)  ($   2,095)   $   2,521   ($   2,909)  ($   5,532)  ($  46,624)
                                          ==========   ==========    =========    =========    =========    =========    =========
Average assets (in millions)              $   11,836   $    8,984    $   8,933    $   9,597    $  10,027    $  10,379    $  10,658

                                                    YTD
                                         -------------------------
                                              2004         2003
                                         -------------------------
PARENT AND OTHER

Net interest expense (TE)                ($  494,163)  ($  472,694)
Benefit related to loan losses               (64,534)      (62,888)
                                          ----------    ----------
Net interest expense after provision        (429,629)     (409,806)
Noninterest income                            77,304       148,851
Noninterest expense                          220,425       294,697
                                          ----------    ----------
Loss before taxes                           (572,750)     (555,652)
Income tax benefit and TE adjustment        (321,316)     (296,071)
                                          ----------    ----------
Net loss                                 ($  251,434)  ($  259,581)
                                          ==========    ==========
UNUSUAL ITEMS (PRETAX)

Building lease termination penalty                 -   ($    8,738)
Severance and related charges             ($  25,759)      (77,075)
Charitable foundation contribution                 -       (40,089)
Minority interest related to NPI charges           5            96
Bank stock fund gains                            103        32,919
                                          ----------    ----------
Total                                    ($   25,651)  ($   92,887)
                                          ==========    ==========
UNUSUAL ITEMS (AFTER TAX)

Building lease termination penalty                 -   ($    5,680)
Severance and related charges            ($   16,743)      (50,099)
Charitable foundation contribution                 -       (26,058)
Minority interest related to NPI charges           5            96
Bank stock fund gains                             67        26,676
                                          ----------    ----------
Total                                    ($   16,671)  ($   55,065)
                                          ==========    ==========
Average assets (in millions)              $    9,925    $   10,352

                                   UNAUDITED

                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ in thousands)

                                                          2004                                          2003
                                         --------------------------------------   -------------------------------------------------
                                           3RD QTR      2ND QTR     1ST QTR         4TH QTR     3RD QTR      2ND QTR      1ST QTR
                                         --------------------------------------   -------------------------------------------------
CONSOLIDATED

Net interest income (TE)                 $1,195,824    $1,066,780    $1,025,157   $1,041,905   $1,150,765   $1,102,248   $1,100,728
Provision for loan losses                    98,432        60,788        82,507      147,991      107,047      183,147      200,233
                                         ----------    ----------    ----------   ----------   ----------   ----------   ----------
Net interest income after provision       1,097,392     1,005,992       942,650      893,914    1,043,718      919,101      900,495
Noninterest income                        1,026,654       866,277     1,117,697      990,684      489,919    1,011,912    1,103,486
Noninterest expense                       1,232,774     1,075,137       986,340    1,045,404    1,007,616    1,026,237    1,008,866
                                         ----------    ----------    ----------   ----------   ----------   ----------   ----------
Income before taxes                         891,272       797,132     1,074,007      839,194      526,021      904,776      995,115
Income tax expense and TE adjustment        300,557       278,086       363,639      295,078      182,384      318,968      351,612
                                         ----------    ----------    ----------   ----------   ----------   ----------   ----------
Net income                               $  590,715    $  519,046    $  710,368   $  544,116   $  343,637   $  585,808   $  643,503
                                         ==========    ==========    ==========   ==========   ==========   ==========   ==========
UNUSUAL ITEMS (PRETAX)
Auto lease residual recovery (charge)    $    3,103    $    1,332             -   $    1,579   $    9,574            -  ($   25,255)
Commercial lease residual charge                  -             -             -            -            -  ($     121)      (15,877)
Principal investment gains (losses)          19,070        17,496    $   22,906           89       16,860      (16,388)       6,464
Gain on sale of Corporate Trust Bond
   Administration business                        -        65,246             -            -            -            -            -
Building lease termination penalty                -             -             -            -            -       (8,738)           -
Severance and related charges, net          (17,094)       (5,331)       (3,383)      (3,881)      (5,449)        (407)     (71,762)
Charitable foundation contribution                -             -             -            -            -      (40,089)           -
Bank stock fund gains                             -             -           103        7,512        1,045       31,874            -
                                         ----------    ----------    ----------   ----------   ----------   ----------   ----------
Total                                    $    5,079    $   78,743    $   19,626   $    5,299   $   22,030  ($   33,869) ($ 106,430)
                                         ==========    ==========    ==========   ==========   ==========   ==========   ==========
UNUSUAL ITEMS (AFTER TAX)
Auto lease residual recovery (charge)    $    2,017    $      866             -   $    1,026   $    6,223            -  ($   16,416)
Commercial lease residual charge                  -             -             -            -            -  ($       79)     (10,320)
Principal investment gains (losses)          12,396        11,372    $   14,889           58       10,959      (10,652)       4,202
Gain on sale of Corporate Trust Bond
   Administration business                        -        42,410             -            -            -            -            -
Building lease termination penalty                -             -             -            -            -       (5,680)           -
Severance and related charges, net          (11,111)       (3,465)       (2,197)      (2,499)      (3,549)        (195)     (46,642)
Charitable foundation contribution                -             -             -            -            -      (26,058)           -
Bank stock fund gains                             -             -            67        4,883          679       25,997            -
                                         ----------    ----------    ----------   ----------   ----------   ----------    ---------
Total                                    $    3,302    $   51,183    $   12,759   $    3,468   $   14,312  ($   16,667) ($   69,176)
                                         ==========    ==========    ==========   ==========   ==========   ==========    =========
Average assets (in millions)             $  133,474    $  115,832    $  109,423   $  114,466   $  123,651   $  119,035   $  116,318
Average total equity (in millions)           12,359        10,370         9,659        9,390        9,171        8,786        8,529
Return on average assets                       1.76%         1.80%         2.61%        1.89%        1.10%        1.97%        2.24%
Return on average total equity                19.01         20.13         29.58        22.99        14.87        26.74        30.60
Efficiency ratio                              55.54         55.77         46.03        51.69        61.62        49.27        45.77

                                                      YTD
                                            -----------------------
                                               2004         2003
                                            -----------------------
CONSOLIDATED

Net interest income (TE)                    $3,287,761   $3,353,741
Provision for loan losses                      241,727      490,427
                                            ----------   ----------
Net interest income after provision          3,046,034    2,863,314
Noninterest income                           3,010,628    2,605,317
Noninterest expense                          3,294,251    3,042,719
                                            ----------   ----------
Income before taxes                          2,762,411    2,425,912
Income tax expense and TE adjustment           942,282      852,964
                                            ----------   ----------
Net income                                  $1,820,129   $1,572,948
                                            ==========   ==========
UNUSUAL ITEMS (PRETAX)
Auto lease residual recovery (charge)       $    4,435  ($   15,681)
Commercial lease residual charge                     -      (15,998)
Principal investment gains (losses)             59,472        6,936
Gain on sale of Corporate Trust Bond
   Administration business                      65,246            -
Building lease termination penalty                   -       (8,738)
Severance and related charges, net             (25,808)     (77,618)
Charitable foundation contribution                   -      (40,089)
Bank stock fund gains                              103       32,919
                                            ----------   ----------
Total                                       $  103,448  ($  118,269)
                                            ==========   ==========
UNUSUAL ITEMS (AFTER TAX)
Auto lease residual recovery (charge)       $    2,883  ($   10,193)
Commercial lease residual charge                     -      (10,399)
Principal investment gains (losses)             38,657        4,509
Gain on sale of Corporate Trust Bond
   Administration business                      42,410            -
Building lease termination penalty                   -       (5,680)
Severance and related charges, net             (16,773)     (50,386)
Charitable foundation contribution                   -      (26,058)
Bank stock fund gains                               67       26,676
                                            ----------   ----------
Total                                       $   67,244  ($   71,531)
                                            ==========   ==========
Average assets (in millions)                $  119,627   $  119,695
Average total equity (in millions)              10,802        8,831
Return on average assets                          2.03%        1.76%
Return on average total equity                   22.51        23.81
Efficiency ratio                                 52.37        51.38

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
                     CONSOLIDATED SELECTED AVERAGE BALANCES
                                 ($ IN MILLIONS)

                                                                   SEPTEMBER  AUGUST     JULY     JUNE     MAY
                                                                      2004     2004      2004     2004     2004
                                                                   ---------  -------  -------  -------  -------
ASSETS
  AVAILABLE FOR SALE SECURITIES, AT COST                           $   9,460  $ 9,618  $ 9,923  $ 6,541  $ 6,656

  PORTFOLIO LOANS:
    Commercial                                                     $  24,852  $24,523  $24,980  $19,596  $19,657
    Commercial construction                                            2,855    2,820    2,771    2,279    2,259
    Real estate - commercial                                          12,005   12,026   11,947   10,967   10,940
    Real estate - residential                                         30,063   29,592   29,277   28,352   27,945
    Home equity lines of credit                                       16,839   16,294   15,626   13,342   12,845
    Credit card and other unsecured lines of credit                    2,309    2,282    2,252    2,189    2,257
    Other consumer                                                     7,719    7,545    7,435    7,040    7,130
                                                                   ---------  -------  -------  -------  -------
      TOTAL PORTFOLIO LOANS                                        $  96,642  $95,082  $94,288  $83,765  $83,033
                                                                   =========  =======  =======  =======  =======
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                     $      17  $    17  $   148  $    24  $    15
    Commercial real estate                                               278      348      357        -        -
    Mortgage:
       National City Mortgage Co.                                      8,748    8,498    9,424   10,861   11,832
       First Franklin                                                  2,162    2,402    2,875    2,962    2,580
       National City Home Loan Services (formerly Altegra)                 7        3        3        5       68
       Provident PCFS                                                     47       86      145        -        -
                                                                   ---------  -------  -------  -------  -------
    Total mortgage loans held for sale                                10,964   10,989   12,447   13,828   14,480
    Automobile loans held for securitization                               -        -        -        -        -
                                                                   ---------  -------  -------  -------  -------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                  $  11,259  $11,354  $12,952  $13,852  $14,495
                                                                   =========  =======  =======  =======  =======
LIABILITIES
  DEPOSITS:
    Noninterest bearing                                            $  18,729  $18,722  $18,741  $17,279  $18,127
    NOW and money market accounts                                     29,449   29,715   30,159   28,626   28,696
    Savings accounts                                                   2,613    2,648    2,774    2,584    2,594
    Consumer time                                                     16,401   16,337   16,217   13,618   13,471
                                                                   ---------  -------  -------  -------  -------
      CORE DEPOSITS                                                   67,192   67,422   67,891   62,107   62,888
    Other                                                              5,065    5,373    5,161    1,180    1,107
    Foreign                                                            9,725    9,447   10,253    9,701   10,100
                                                                   ---------  -------  -------  -------  -------
      TOTAL DEPOSITS                                               $  81,982  $82,242  $83,305  $72,988  $74,095
                                                                   =========  =======  =======  =======  =======
  Federal funds borrowed and security repurchase agreements        $   7,400  $ 8,012  $ 8,667  $ 8,236  $ 7,719
  Borrowed funds                                                       1,616      800      958    1,803    1,297
  Long-term debt                                                      27,254   25,688   24,438   20,533   20,295

MEMO:
Noninterest bearing mortgage escrow principal and
  interest (P&I) balances                                          $   2,815  $ 2,720   $2,771  $ 2,911  $ 3,916
Noninterest bearing mortgage escrow taxes and
  insurance (T&I) balances                                             1,421    1,381    1,340    1,185    1,132
Noninterest bearing mortgage escrow replacement
  reserve (NRR) balances                                                  99       92       93        -        -
Interest bearing mortgage escrow replacement
  reserve (IRR) balances                                                 122      119      116        -        -
Noninterest bearing deposits excluding P&I , T&I, and NRR balances    14,394   14,529   14,537   13,183   13,079
Core deposits excluding P&I , T&I, NRR, and IRR balances              62,735   63,110   63,571   58,011   57,840

                                                                     APRIL    MARCH   FEBRUARY  JANUARY
                                                                     2004     2004      2004      2004
                                                                    -------  -------  --------  -------
ASSETS
  AVAILABLE FOR SALE SECURITIES, AT COST                            $ 6,740  $ 6,423  $  6,565  $ 6,624

  PORTFOLIO LOANS:
    Commercial                                                      $19,337  $18,927  $ 18,843  $18,811
    Commercial construction                                           2,274    2,228     2,249    2,257
    Real estate - commercial                                         10,550    9,820     9,817    9,819
    Real estate - residential                                        27,649   27,105    26,950   27,167
    Home equity lines of credit                                      12,270   11,732    11,373   11,081
    Credit card and other unsecured lines of credit                   2,248    2,251     2,281    2,316
    Other consumer                                                    7,458    7,391     7,412    7,415
                                                                    -------  -------  --------  -------
      TOTAL PORTFOLIO LOANS                                         $81,786  $79,454  $ 78,925  $78,866
                                                                    =======  =======  ========  =======
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                      $    25  $     7  $      7  $    25
    Commercial real estate                                                -        -         -        -
                                                                    -------  -------  --------  -------
    Mortgage:
       National City Mortgage Co.                                    11,202    9,816     9,063   11,489
       First Franklin                                                 2,015    1,490     1,945    1,488
       National City Home Loan Services (formerly Altegra)              122        -         -        -
       Provident PCFS                                                     -        -         -        -
                                                                    -------  -------  --------  -------
    Total mortgage loans held for sale                               13,339   11,306    11,008   12,977
    Automobile loans held for securitization                              -        -       732      871
                                                                    -------  -------  --------  -------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                   $13,364  $11,313  $ 11,747  $13,873
                                                                    =======  =======  ========  =======
LIABILITIES
  DEPOSITS:
    Noninterest bearing                                             $17,850  $16,505  $ 15,383  $15,068
    NOW and money market accounts                                    28,518   27,758    27,252   26,960
    Savings accounts                                                  2,550    2,400     2,350    2,354
    Consumer time                                                    13,332   12,910    13,021   13,099
                                                                    -------  -------  --------  -------
      CORE DEPOSITS                                                  62,250   59,573    58,006   57,481
    Other                                                             1,005      838       837      896
    Foreign                                                           7,617    6,135     6,633    6,799
                                                                    -------  -------  --------  -------
      TOTAL DEPOSITS                                                $70,872  $66,546  $ 65,476  $65,176
                                                                    =======  =======  ========  =======
  Federal funds borrowed and security repurchase agreements         $ 8,825  $ 8,422  $  7,976  $ 7,431
  Borrowed funds                                                      1,550      907     1,042    2,794
  Long-term debt                                                     19,257   19,829    21,405   22,790

MEMO:
Noninterest bearing mortgage escrow principal and
  interest (P&I) balances                                           $ 3,951  $ 3,046  $  2,323  $ 2,035
Noninterest bearing mortgage escrow taxes and
  insurance (T&I) balances                                            1,139    1,057       967      902
Noninterest bearing mortgage escrow replacement
  reserve (NRR) balances                                                  -        -         -        -
Interest bearing mortgage escrow replacement
  reserve (IRR) balances                                                  -        -         -        -
Noninterest bearing deposits excluding P&I , T&I, and NRR balances   12,760   12,402    12,093   12,131
Core deposits excluding P&I , T&I, NRR, and IRR balances             57,160   55,470    54,716   54,544

                                                                     DECEMBER  NOVEMBER  OCTOBER  SEPTEMBER
                                                                       2003      2003     2003      2003
                                                                     --------  --------  -------  ---------
ASSETS
  AVAILABLE FOR SALE SECURITIES, AT COST                             $  6,678  $  6,466  $ 6,455  $   6,496

  PORTFOLIO LOANS:
    Commercial                                                       $ 19,383  $ 20,228  $20,463  $  20,987
    Commercial construction                                             2,235     2,574    2,532      2,491
    Real estate - commercial                                            9,668     9,563    9,529      9,466
    Real estate - residential                                          26,672    25,387   24,627     24,828
    Home equity lines of credit                                        10,509    10,511   10,212      9,926
    Credit card and other unsecured lines of credit                     2,591     2,202    2,192      2,183
    Other consumer                                                      7,349     7,588    7,691      8,276
                                                                     --------  --------  -------  ---------
      TOTAL PORTFOLIO LOANS                                          $ 78,407  $ 78,053  $77,246  $  78,157
                                                                     ========  ========  =======  =========
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                       $     17  $      7  $    15  $      14
    Commercial real estate                                                  -         -        -          -
    Mortgage:
       National City Mortgage Co.                                      12,288    14,706   19,052     24,957
       First Franklin                                                   1,263     1,400    1,500      1,361
       National City Home Loan Services (formerly Altegra)                  1         2      937         32
       Provident PCFS                                                       -         -        -          -
    Total mortgage loans held for sale                                 13,552    16,108   21,489     26,350
                                                                     --------  --------  -------  ---------
    Automobile loans held for securitization                              741       563      516          -
                                                                     --------  --------  -------  ---------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                    $ 14,310  $ 16,678  $22,020  $  26,364
                                                                     ========  ========  =======  =========
LIABILITIES
  DEPOSITS:
    Noninterest bearing                                              $ 15,825  $ 16,152  $16,292  $  18,313
    NOW and money market accounts                                      27,018    26,891   26,625     26,371
    Savings accounts                                                    2,354     2,368    2,380      2,394
    Consumer time                                                      13,140    13,180   13,213     13,245
                                                                     --------  --------  -------  ---------
      CORE DEPOSITS                                                    58,337    58,591   58,510     60,323
    Other                                                                 891       964    1,755      3,014
    Foreign                                                             7,069     7,126    7,581      8,835
                                                                     --------  --------  -------  ---------
      TOTAL DEPOSITS                                                 $ 66,297  $ 66,681  $67,846  $  72,172
                                                                     ========  ========  =======  =========
  Federal funds borrowed and security repurchase agreements          $  7,525  $  8,665  $10,070  $  10,214
  Borrowed funds                                                        1,278       769      920      1,161
  Long-term debt                                                       23,770    25,248   26,156     27,275

MEMO:
Noninterest bearing mortgage escrow principal and
  interest (P&I) balances                                            $  2,336  $  2,686  $ 2,917  $   4,653
Noninterest bearing mortgage escrow taxes and
  insurance (T&I) balances                                                904     1,119    1,124      1,032
Noninterest bearing mortgage escrow replacement
  reserve (NRR) balances                                                    -         -        -          -
Interest bearing mortgage escrow replacement
  reserve (IRR) balances                                                    -         -        -          -
Noninterest bearing deposits excluding P&I , T&I, and NRR balances     12,585    12,347   12,251     12,628
Core deposits excluding P&I , T&I, NRR, and IRR balances               55,097    54,786   54,469     54,638

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
                           CAPITALIZATION (PERIOD END)
                (IN MILLIONS, EXCEPT PER SHARE AND EMPLOYEE DATA)

                                                       SEPTEMBER  AUGUST   JULY    JUNE    MAY   APRIL  MARCH  FEBRUARY  JANUARY
                                                         2004      2004    2004    2004   2004   2004   2004     2004      2004
                                                       ---------  ------  ------  ------  -----  -----  -----  --------  -------
COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased                          5.6     2.4     8.0     9.0      -      -      -        .8      1.4
Average price per share of repurchased common shares   $   38.31  $37.09  $35.72  $35.06      -      -      -  $  34.86  $ 34.32
Total cost                                             $   214.8  $ 87.5  $286.9  $315.9      -      -      -  $   29.0  $  46.4
Common shares remaining under authorization(1)              25.0    30.6    33.0    41.0   50.0   50.0   50.0      50.0     26.4

Shares outstanding:
  Average basic                                            660.7   662.9   666.4   618.4  621.5  617.3  606.4     605.4    605.9
  Average diluted                                          675.4   677.3   678.6   625.0  627.8  623.6  613.8     612.2    611.8
  Ending common                                            658.3   662.6   662.7   612.9  621.6  621.3  606.6     605.5    605.7

                                                       DECEMBER  NOVEMBER  OCTOBER  SEPTEMBER
                                                         2003      2003     2003      2003
                                                       --------  --------  -------  ---------
COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased                         2.3       1.0      1.5        5.3
Average price per share of repurchased common shares   $  33.62  $  32.76  $ 30.67  $   30.10
Total cost                                             $   77.0  $   32.7  $  45.0  $   160.3
Common shares remaining under authorization(1)             27.8      30.1     31.1       32.6

Shares outstanding:
  Average basic                                           606.9     607.8    608.2      612.7
  Average diluted                                         612.6     613.1    612.5      616.6
  Ending common                                           606.0     607.4    607.9      609.1

(1) In February 2004, National City Corporation's Board of Directors authorized the repurchase of up to 50 million shares of issued and outstanding common stock, replacing all previous authorizations

              FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

                                                  SEPTEMBER   AUGUST    JULY    JUNE     MAY    APRIL   MARCH  FEBRUARY  JANUARY
                                                    2004       2004     2004    2004    2004    2004    2004     2004      2004
                                                  ---------  --------  ------  ------  ------  ------  ------  --------  -------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services     12,678    12,733  12,881  12,334  12,229  12,232  11,996    11,966   12,049
  Wholesale Banking                                   2,261     2,246   2,277   1,672   1,680   1,665   1,582     1,565    1,560
  National City Mortgage Co.(2)                       7,657     7,709   7,719   7,800   7,776   7,798   7,678     7,691    7,789
  National Consumer Finance(2)
     First Franklin Financial Corporation             2,481     2,450   2,369   2,241   2,157   2,072   2,012     1,970    1,960
     National City Home Loan Services                   326       326     332     338     338     331     328       337      346
     National Home Equity                               415       429     437     391     365     331     312       305      308
     National City Warehouse Resources                   63        64      66       -       -       -       -         -        -
     Provident PCFS                                     437       448     455       -       -       -       -         -        -
                                                  ---------  --------  ------  ------  ------  ------  ------  --------  -------
  Total National Consumer Finance                     3,722     3,717   3,659   2,970   2,860   2,734   2,652     2,612    2,614
  Asset Management                                    1,533     1,533   1,567   1,511   1,494   1,497   1,483     1,489    1,491
  National Processing                                 1,608     1,621   1,673   1,655   1,639   1,660   1,671     1,683    1,693

CORPORATE SUPPORT STAFF(3)                            6,933     7,018   7,199   6,120   5,988   6,026   5,974     6,007    6,032
                                                  ---------  --------  ------  ------  ------  ------  ------  --------  -------
  TOTAL EMPLOYEES                                    36,392    36,577  36,975  34,062  33,666  33,612  33,036    33,013   33,228
                                                  =========  ========  ======  ======  ======  ======  ======  ========  =======

                                                  DECEMBER  NOVEMBER  OCTOBER  SEPTEMBER
                                                    2003      2003     2003       2003
                                                  --------  --------  -------  ---------
Line of business staff:
  Consumer and Small Business Financial Services    12,093    11,945   11,876     11,794
  Wholesale Banking                                  1,562     1,563    1,575      1,574
  National City Mortgage Co.(2)                      7,852     7,928    8,072      8,191
  National Consumer Finance(2)
     First Franklin Financial Corporation            1,943     1,902    1,853      1,721
     National City Home Loan Services                  357       353      347        352
     National Home Equity                              311       303      300        283
     National City Warehouse Resources                   -         -        -          -
     Provident PCFS                                      -         -        -          -
                                                  --------  --------  -------  ---------
  Total National Consumer Finance                    2,611     2,558    2,500      2,356
  Asset Management                                   1,510     1,516    1,508      1,505
  National Processing                                1,693     1,691    1,677      1,705

CORPORATE SUPPORT STAFF(3)                           6,010     6,038    6,036      6,063
                                                  --------  --------  -------  ---------
  TOTAL EMPLOYEES                                   33,331    33,239   33,244     33,188
                                                  ========  ========  =======  =========

(1) Represents period-end, active, full-time equivalent employees

(2) Effective January 1, 2004, National City Mortgage Co. was designated as a separate line of business.

(3) Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
       CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES

                                                  SEPTEMBER    AUGUST   JULY     JUNE      MAY     APRIL    MARCH   FEBRUARY JANUARY
                                                     2004       2004    2004     2004      2004     2004     2004      2004    2004
                                                  ----------  -------  -------  -------  -------  -------  -------  -------- -------
AVERAGE TOTAL DEPOSITS (IN MILLIONS)              $   52,133  $52,355  $52,703  $48,655  $48,648  $48,285  $46,724  $ 46,341 $46,187

PERIOD-END DEPOSIT ACCOUNT METRICS
PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                      1,750    1,758    1,757    1,661    1,659    1,664    1,651     1,648   1,646
     Interest bearing checking(1)                        830      825      820      750      744      739      720       717     715
     Money market savings                                542      531      511      496      483      471      457       455     455
     Regular savings                                     795      808      833      806      823      836      824       825     823
                                                  ----------  -------  -------  -------  -------  -------  -------  -------- -------
          TOTAL PERSONAL DEPOSIT ACCOUNTS              3,917    3,922    3,921    3,713    3,709    3,710    3,652     3,645   3,639
                                                  ==========  =======  =======  =======  =======  =======  =======  ======== =======
Average account size:
     Noninterest bearing checking                 $    2,011  $ 2,037  $ 2,036  $ 2,001  $ 2,128  $ 2,170  $ 1,956  $  2,055 $ 1,981
     Interest bearing checking(1)                      9,579    9,898   10,333   10,548   10,985   11,096   11,095    11,103  11,034
     Money market savings                             26,358   27,113   28,697   28,869   30,100   30,802   30,743    30,649  30,501
     Regular savings                                   2,735    2,727    2,712    2,822    2,812    2,776    2,607     2,543   2,521
                                                  ----------  -------  -------  -------  -------  -------  -------  -------- -------
          TOTAL AVERAGE ACCOUNT SIZE              $    7,128  $ 7,228  $ 7,389  $ 7,493  $ 7,696  $ 7,716  $ 7,505  $  7,518 $ 7,450
                                                  ==========  =======  =======  =======  =======  =======  =======  ======== =======
BUSINESS DEPOSITS:
Number of accounts (in thousands)(1)                     372      367      365      336      334      332      320       317     315
Average account size(1)                           $   20,538  $20,636  $21,147  $19,775  $19,761  $19,356  $19,587  $ 18,942 $18,518

TIME DEPOSITS:
Number of accounts (in thousands)                        936      936      936      805      803      809      782       789     796
Average account size                              $   16,985  $16,927  $16,832  $16,451  $16,290  $16,160  $15,900  $ 15,917 $15,856

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)
Installment loan originations:
  Home equity(3)                                       2,201    3,354    2,375    2,414    2,565    2,369    2,568     1,661   1,476
  Other(4)                                             1,886    1,817    1,574    1,762    1,571    1,727    1,739     1,213   1,286
Home equity and other lines of credit                  7,445    7,465    9,865    7,314    8,121    7,163    6,402     4,519   4,368
                                                  ----------  -------  -------  -------  -------  -------  -------  -------- -------
     TOTAL CONSUMER LOAN ORIGINATIONS                 11,532   12,636   13,814   11,490   12,257   11,259   10,709     7,393   7,130
                                                  ==========  =======  =======  =======  =======  =======  =======  ======== =======
BANK BRANCHES AND OTHER
Total bank branches                                    1,206    1,207    1,207    1,142    1,146    1,143    1,107     1,107   1,111
ATMs                                                   1,931    2,106    2,101    1,642    1,631    1,624    1,565     1,567   1,568
Online banking customers                           1,006,295  998,996  975,756  900,074  880,017  869,162  850,784   831,194 812,401

                                                    DECEMBER  NOVEMBER  OCTOBER  SEPTEMBER
                                                       2003      2003     2003      2003
                                                    --------  --------  -------  ---------
AVERAGE TOTAL DEPOSITS (IN MILLIONS)                $ 46,509  $ 46,526  $46,298  $  46,126

PERIOD-END DEPOSIT ACCOUNT METRICS
PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                      1,645     1,643    1,643      1,641
     Interest bearing checking(1)                        713       713      712        709
     Money market savings                                456       458      458        457
     Regular savings                                     824       828      834        841
                                                    --------  --------  -------  ---------
          TOTAL PERSONAL DEPOSIT ACCOUNTS              3,638     3,642    3,647      3,648
                                                    ========  ========  =======  =========
Average account size:
     Noninterest bearing checking                   $  1,916  $  1,917  $ 1,936  $   1,833
     Interest bearing checking(1)                     11,128    11,099   11,015     10,796
     Money market savings                             30,369    30,500   30,372     30,298
     Regular savings                                   2,519     2,518    2,517      2,498
                                                    --------  --------  -------  ---------
          TOTAL AVERAGE ACCOUNT SIZE                $  7,422  $  7,444  $ 7,411  $   7,292
                                                    ========  ========  =======  =========
BUSINESS DEPOSITS:
Number of accounts (in thousands)(1)                     315       313      310        308
Average account size(1)                             $ 19,006  $ 19,298  $19,423  $  19,269

TIME DEPOSITS:
Number of accounts (in thousands)                        801       806      813        818
Average account size                                $ 15,816  $ 15,780  $15,676  $  15,622

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)
Installment loan originations:
  Home equity(3)                                       2,225     2,178    2,915      6,967
  Other(4)                                             1,391     1,453    1,732      2,681
Home equity and other lines of credit                  5,039     5,580    6,721      6,749
                                                    --------  --------  -------  ---------
     Total consumer loan originations                  8,655     9,211   11,368     16,397
                                                    ========  ========  =======  =========
BANK BRANCHES AND OTHER
Total bank branches                                    1,114     1,122    1,120      1,122
ATMs                                                   1,574     1,579    1,572      1,580
Online banking customers                             793,910   775,924  760,797    740,976

(1) Restated to reflect the transfer of deposits to the Wholesale Banking line of business in January 2004

(2) Excludes Dealer Finance, Education Finance, and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from these metrics.

(3) Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet

(4) Includes automobile, truck, boat, recreational vehicle, and other secured installment loans

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
                      ASSET MANAGEMENT PERFORMANCE MEASURES
                                 ($ IN MILLIONS)

                                           SEPTEMBER   AUGUST     JULY      JUNE      MAY      APRIL     MARCH    FEBRUARY  JANUARY
                                             2004       2004      2004      2004      2004      2004      2004      2004     2004
                                           ---------  --------  --------  --------  --------  --------  --------  -------- --------
ASSETS UNDER ADMINISTRATION

  Managed assets:
     Value at beginning of period          $  60,743  $ 60,984  $ 59,757  $ 59,741  $ 58,892  $ 59,730  $ 61,037  $ 60,353 $ 59,708
     Acquisition                                   -         -     3,218         -         -       645         -         -        -
     Estimated change due to market impact       265       360    (1,327)      919       124      (785)     (370)      597      807
     Other activity, net                        (686)     (601)     (664)     (903)      725      (698)     (937)       87     (162)
                                           ---------  --------  --------  --------  --------  --------  --------  -------- --------
     Value at end of period                   60,322    60,743    60,984    59,757    59,741    58,892    59,730    61,037   60,353
                                           ---------  --------  --------  --------  --------  --------  --------  -------- --------
  Non-managed assets:
     Value at beginning of period             47,191    46,635    41,096    51,689    52,320    52,219    52,564    51,815   52,139
     Acquisition                                   -         -     6,710         -         -        54         -         -        -
     Divestiture(1)                                -         -         -   (10,805)        -         -         -         -        -
     Estimated change due to market impact       176       121      (747)      358       237      (513)     (450)      660      321
     Other activity, net                         (40)      435      (424)     (146)     (868)      560       105        89     (645)
                                           ---------  --------  --------  --------  --------  --------  --------  -------- --------
     Value at end of period                   47,327    47,191    46,635    41,096    51,689    52,320    52,219    52,564   51,815
                                           ---------  --------  --------  --------  --------  --------  --------  -------- --------
     TOTAL ASSETS AT END OF PERIOD         $ 107,649  $107,934  $107,619  $100,853  $111,430  $111,212  $111,949  $113,601 $112,168
                                           =========  ========  ========  ========  ========  ========  ========  ======== ========
  PROPRIETARY MUTUAL FUND ASSETS
     (included above)                      $  13,446  $ 13,308  $ 13,611  $ 14,131  $ 14,042  $ 14,031  $ 14,361  $ 14,892 $ 14,988

                                            DECEMBER  NOVEMBER  OCTOBER   SEPTEMBER
                                              2003      2003      2003       2003
                                            --------  --------  --------  ---------
ASSETS UNDER ADMINISTRATION

  Managed assets:
     Value at beginning of period           $ 58,286  $ 58,900  $ 58,609  $  58,815
     Acquisition                                   -         -         -          -
     Estimated change due to market impact     1,344       436     1,134        306
     Other activity, net                          78    (1,050)     (843)      (512)
                                            --------  --------  --------  ---------
     Value at end of period                   59,708    58,286    58,900     58,609
                                            --------  --------  --------  ---------
  Non-managed assets:
     Value at beginning of period             50,565    49,550    48,317     49,147
     Acquisition                                   -         -         -          -
     Divestiture(1)                                -         -         -          -
     Estimated change due to market impact     1,281       417     1,628       (635)
     Other activity, net                         293       598      (395)      (195)
                                            --------  --------  --------  ---------
     Value at end of period                   52,139    50,565    49,550     48,317
                                            --------  --------  --------  ---------
     Total assets at end of period          $111,847  $108,851  $108,450  $ 106,926
                                            ========  ========  ========  =========
  PROPRIETARY MUTUAL FUND ASSETS
     (included above)                       $ 15,335  $ 14,835  $ 15,024  $  14,850

(1) Relates to the sale of the Corporate Trust Bond Administration business on June 30, 2004

                           MORTGAGE BANKING STATISTICS
                                 ($ IN MILLIONS)

                                          SEPTEMBER   AUGUST     JULY      JUNE      MAY      APRIL     MARCH    FEBRUARY   JANUARY
                                            2004       2004      2004      2004      2004      2004      2004       2004     2004
                                          ---------  --------  --------  --------  --------  --------  --------  --------  --------
PRODUCTION DATA
APPLICATIONS:(1)
National City Mortgage Co. (NCMC)         $   9,094  $  9,096  $  8,221  $  8,429  $  7,845  $  9,032  $ 13,982  $  8,315  $  8,196
First Franklin                                4,098     4,492     4,385     5,920     5,127     4,656     3,809     3,450     2,739
                                          ---------  --------  --------  --------  --------  --------  --------  --------  --------
   TOTAL APPLICATIONS                     $  13,192  $ 13,588  $ 12,606  $ 14,349  $ 12,972  $ 13,688  $ 17,791  $ 11,765  $ 10,935
                                          =========  ========  ========  ========  ========  ========  ========  ========  ========
Percentage of NCMC applications
     represented by refinances                   52%       48%       42%       39%       41%       49%       66%       59%       60%

ORIGINATIONS:
NCMC Retail                               $   2,577  $  2,648  $  2,510  $  2,871  $  3,026  $  3,941  $  3,254  $  2,367  $  1,772
NCMC Wholesale                                2,710     2,659     2,396     2,551     2,616     3,723     3,341     2,391     1,899
Less: portfolio loan originations              (448)     (466)     (467)     (521)     (456)     (475)     (414)     (298)     (233)
                                          ---------  --------  --------  --------  --------  --------  --------  --------  --------
     Total NCMC originations for sale         4,839     4,841     4,439     4,901     5,186     7,189     6,181     4,460     3,438

Total First Franklin loan originations        2,335     2,666     2,742     3,556     2,786     2,440     2,463     1,716     1,494
Less: portfolio loan originations              (773)   (1,013)   (1,049)   (1,285)     (880)     (891)     (684)     (429)        -
                                          ---------  --------  --------  --------  --------  --------  --------  --------  --------
     Total First Franklin
       originations for sale                  1,562     1,653     1,693     2,271     1,906     1,549     1,779     1,287     1,494
                                          ---------  --------  --------  --------  --------  --------  --------  --------  --------
   TOTAL LOANS ORIGINATED FOR SALE        $   6,401  $  6,494  $  6,132  $  7,172  $  7,092  $  8,738  $  7,960  $  5,747  $  4,932
                                          =========  ========  ========  ========  ========  ========  ========  ========  ========
Percentage of NCMC originations
   represented by refinances                     47%       43%       39%       42%       53%       67%       64%       63%       54%
Percentage of First Franklin originations
    represented by refinances                    31%       33%       33%       34%       33%       34%       35%       34%       32%

LOAN SALES
NCMC loans sold servicing retained        $   4,381  $  4,161  $  5,500  $  5,483  $  5,820  $  5,432  $  4,529  $  4,656    $6,227
NCMC loans sold servicing released(2)           237        92        88       119        79       114       102        84        99
                                          ---------  --------  --------  --------  --------  --------  --------  --------  --------
     Total NCMC loan sales                $   4,618  $  4,253  $  5,588  $  5,602  $  5,899  $  5,546  $  4,631  $  4,740    $6,326
First Franklin (all loans sold
 servicing released)                          1,678     2,625     1,263     2,317     1,358     1,212     2,505       129     1,799
                                          ---------  --------  --------  --------  --------  --------  --------  --------  --------
   TOTAL MORTGAGE LOAN SALES              $   6,296  $  6,878  $  6,851  $  7,919  $  7,257  $  6,758  $  7,136  $  4,869    $8,125
                                          =========  ========  ========  ========  ========  ========  ========  ========  ========
SERVICING DATA
Total mortgage loans serviced for
 third parties                            $ 150,329  $150,290  $149,293  $146,958  $144,859  $143,750  $144,598  $145,888  $144,679

                                           DECEMBER  NOVEMBER   OCTOBER  SEPTEMBER
                                             2003      2003      2003       2003
                                           --------  --------  --------  ---------
PRODUCTION DATA
APPLICATIONS:(1)
National City Mortgage Co. (NCMC)          $  6,167  $  6,272  $  8,109  $   8,705
First Franklin                                2,795     3,694     3,891      3,638
                                           --------  --------  --------  ---------
   TOTAL APPLICATIONS                      $  8,962  $  9,966  $ 12,000  $  12,343
                                           ========  ========  ========  =========
Percentage of NCMC applications
     represented by refinances                   54%       52%       51%        52%

ORIGINATIONS:
NCMC Retail                                $  2,383  $  2,171  $  2,639  $   3,497
NCMC Wholesale                                2,519     2,290     3,112      3,766
Less: portfolio loan originations              (302)     (272)     (336)      (373)
                                           --------  --------  --------  ---------
     Total NCMC originations for sale         4,600     4,189     5,415      6,890

Total First Franklin loan originations        2,070     1,845     2,288      2,147
Less: portfolio loan originations            (1,112)   (1,268)     (847)    (1,170)
                                           --------  --------  --------  ---------
     Total First Franklin
       originations for sale                    958       577     1,441        977
                                           --------  --------  --------  ---------
   TOTAL LOANS ORIGINATED FOR SALE         $  5,558  $  4,766  $  6,856  $   7,867
                                           ========  ========  ========  =========
Percentage of NCMC originations
   represented by refinances                     51%       52%       54%        60%
Percentage of First Franklin originations
    represented by refinances                    32%       35%       20%        31%

LOAN SALES
NCMC loans sold servicing retained         $  3,957  $  7,686  $ 10,181  $  11,128
NCMC loans sold servicing released(2)           104       112       124         84
                                           --------  --------  --------  ---------
     Total NCMC loan sales                 $  4,061  $  7,798  $ 10,305  $  11,212
First Franklin (all loans sold
   servicing released)                          265       972     1,142        984
                                           --------  --------  --------  ---------
   TOTAL MORTGAGE LOAN SALES               $  4,326  $  8,770  $ 11,447  $  12,196
                                           ========  ========  ========  =========
SERVICING DATA
Total mortgage loans serviced for
 third parties                             $141,146  $139,979  $135,678  $ 129,127

(1) Represents applications for both loans originated for sale and to be held in portfolio

(2) Represents loan sales of new originations whereby the commitment to sell both the loan and related servicing was made simultaneously.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
             FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS(1)
                                ($ IN MILLIONS)

                                   SEPTEMBER   AUGUST      JULY       JUNE       MAY       APRIL      MARCH     FEBRUARY   JANUARY
                                     2004       2004       2004       2004       2004      2004       2004        2004       2004
                                   ---------   ------      ----       ----       ---       -----      -----     --------   -------
PRODUCTION DATA

ORIGINATIONS:
  Total First Franklin
    originations                   $  2,335   $  2,666   $  2,742   $  3,556   $  2,786   $  2,440   $  2,463   $  1,716   $  1,494
  Weighted-average note rate           7.02%      7.08%      7.04%      6.74%      6.61%      6.61%      6.64%      6.71%      6.85%
  Weighted-average credit score(2)      653        653        654        660        660        654        651        651        652

SALES:
  Total sales of First Franklin
    loans to third parties         $  1,678   $  2,625   $  1,263   $  2,317   $  1,358   $  1,212   $  2,505   $    129   $  1,799
  Total production revenue               37         66         25         81         44         40         85         12         44

PORTFOLIO STATISTICS(3)

Period-end portfolio balance       $ 18,116   $ 17,729   $ 17,369   $ 16,714   $ 16,436   $ 16,062   $ 15,627   $ 15,557   $ 15,930
Weighted-average note rate             6.84%      6.83%      6.83%      6.84%      6.91%      6.98%      7.06%      7.13%      7.15%
Weighted-average loan size         $124,399   $126,552   $128,843   $131,240   $129,969   $128,621   $126,960   $126,186   $126,637
Weighted-average credit
  score(2)(4)                           650        650        650        649        648        647        648        648        647
First-lien weighted-average
  loan-to-value ratio(5)              77.80%     77.82%     77.83%     77.85%     77.94%     77.86%     77.84%     77.85%     77.91%

                                     DECEMBER   NOVEMBER   OCTOBER   SEPTEMBER
                                       2003       2003       2003       2003
                                     --------   --------   -------   ---------
PRODUCTION DATA

ORIGINATIONS:
  Total First Franklin
    originations                     $  2,070   $  1,845   $  2,288   $  2,147
  Weighted-average note rate             6.99%      7.05%      6.95%      6.94%
  Weighted-average credit score(2)        651        652        655        659

SALES:
  Total sales of First Franklin
    loans to third parties           $    265   $    972   $  1,142   $    984
  Total production revenue                  4         26         35         36

PORTFOLIO STATISTICS(3)

Period-end portfolio balance         $ 15,137   $ 14,529   $ 13,791   $ 13,183
Weighted-average note rate               7.19%      7.23%      7.32%      7.43%
Weighted-average loan size           $127,556   $128,813   $126,742   $124,772
Weighted-average credit
  score(2)(4)                             649        648        647        648
First-lien weighted-average
  loan-to-value ratio(5)                77.89%     77.89%     77.86%     77.82%

(1) First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.

(3) Represents statistics on First Franklin loans retained in the residential real estate portfolio.

(4) Based upon most recent available FICO(R) score for borrowers. FICO(R) scores are updated quarterly.

(5) Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

                                                                              39